UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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PFSweb, Inc.

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June 14, 2021
Dear Stockholder:
You are cordially invited to attend the Annual Meeting of Stockholders of PFSweb, Inc. (the “Company”), which will be held on Tuesday, July 27, 2021 at 10:00 a.m. (local time) at Hilton Garden Inn, 705 Central Expressway South, Allen, Texas 75013 (the “Annual Meeting”).
At the Annual Meeting, stockholders will be asked to (i) elect seven directors, (ii) approve, on a non-binding, advisory basis, the compensation of the Company’s Named Executive Officers, (iii) approve an amendment to our 2020 Stock and Incentive Plan to increase the number of shares of Common Stock issuable thereunder by 1,000,000 shares; (iv) approve an amendment to the Rights Agreement with Computershare Shareowner Services, LLC; (v) ratify the appointment of BDO USA, LLP as the Company’s independent auditors for the fiscal year ended December 31, 2021; and (vi) transact any other business as may properly come before the Annual Meeting or at any postponements or adjournments thereof. Information about these matters is contained in the attached Proxy Statement.
Attached you will find a Notice of Annual Meeting of Stockholders and Proxy Statement that contain further information about the Annual Meeting, including the time, date and location of the Annual Meeting, a description of the matters to be voted on at the Annual Meeting, the different methods that you may use to vote, and how to obtain an admission card if you plan to attend the Annual Meeting in person.
Whether or not you will be attending the Annual Meeting, your vote is important to us, regardless of the number of shares you hold. To ensure your representation at the Annual Meeting, we encourage and urge you to vote. We would encourage you to submit your vote or proxy electronically in advance of the Annual Meeting and request that stockholders not attend the Annual Meeting in person this year.
We have provided you with the ability to vote via telephone and Internet which is easier and more efficient and will help us reduce our impact on the environment while saving the Company printing and postage costs. You may vote your shares by (a) calling the toll-free telephone number indicated on the proxy card or (b) accessing the special web site indicated on the proxy card to vote via the Internet. Each option is more fully explained in the telephone and internet voting instructions. You may also vote via mail by completing, dating, signing and returning the enclosed proxy card as promptly as possible. A postage-prepaid envelope is enclosed for that purpose. If you attend the Annual Meeting, you may vote in person even if you have previously returned a proxy card. Please note that if you hold your shares of our common stock through your broker, you will not be able to vote in person at the meeting unless you obtain a legal proxy from your broker, bank or other holder of record and present it to the inspectors of election with your ballot. We encourage all stockholders to vote by telephone, internet or mail prior to the date of the

Annual Meeting. For those planning to attend the Annual Meeting this year, we will request all stockholders to adhere to social distancing protocols and encourage wearing an appropriate face covering while attending the Annual Meeting. We thank you for your continued support of our Company and hope that you stay well and safe.
Sincerely,

Michael Willoughby
Chief Executive Officer

PFSweb, Inc.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date:    Tuesday, July 27, 2021
Time:    10:00 a.m. CDT
Place:     Hilton Garden Inn, 705 Central Expressway South, Allen, Texas, 75013
At the Annual Meeting of Stockholders of PFSweb, Inc. (the “Company”) you will be asked to:
1.    Elect seven directors;
2.    Approve, on a non-binding, advisory basis, the compensation of the Company’s Named Executive Officers;
3.    Approve an amendment to our 2020 Stock and Incentive Plan to increase the number of shares of Common Stock issuable thereunder by 1,000,000 shares;
4.    Approve an amendment to the Rights Agreement with Computershare Shareowner Services, LLC;
5.    Ratify the appointment of BDO USA, LLP as the Company’s independent auditors for the fiscal year ended December 31, 2021; and
6.     Transact any other business as may properly come before the meeting or at any postponements or adjournments thereof.
The Board of Directors has fixed the close of business on June 4, 2021 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements of the Annual Meeting.
Your vote is important. Each stockholder, regardless of whether you plan on attending the Annual Meeting, is requested to vote now. You may vote on the items to be considered at the Annual Meeting by mailing a proxy card without delay in the enclosed postage-paid envelope, by voting over the Internet or by toll-free telephone as described in the proxy card. Any stockholder present at the Annual Meeting may withdraw his or her proxy card and vote in person on each matter properly brought before the Annual Meeting. Stockholders holding shares in street name must obtain a legal proxy from their broker, bank or other holder of record and present it to the inspectors of election with their ballot to be able to vote at the Annual Meeting.

Via Internet - cast your vote at www.investorvote.com/PFSW 24/7 until 11:59 p.m., Eastern Time on July 26, 2021	Via Phone - cast your vote by phone at 1-800-652-8683 24/7 until 11:59 p.m., Eastern Time on July 26, 2021	Via Mail - Mark, sign and date your proxy card and return it in the postage-paid envelope provided
Please carefully review the instructions for the various voting options available to you detailed on the proxy card. If you have questions, please review our questions and answers about the Annual Meeting and the voting options for additional information, including when you must vote, how to revoke your proxy and how to vote your shares in person.
You also are cordially invited to attend the Annual Meeting in person. Only stockholders with an admission ticket and valid, government-issued, picture identification that matches the admission ticket will be admitted to the Annual Meeting. If your shares are registered in your name, an admission ticket is attached to your proxy card. If your shares are not registered in your name, you should ask the broker, bank or other institution that holds your shares to provide you with a legal proxy authorizing you to vote your shares. You also can obtain an admission ticket to the Annual Meeting by presenting this legal proxy, or confirming documentation of your account from your broker, bank or other institution, at the Annual Meeting. For those attending the Annual Meeting this year, we encourage all stockholders to adhere to social distancing protocols and to wear an appropriate face covering while attending the Annual Meeting.

By Order of the Board of Directors

Michael Willoughby
Chief Executive Officer
Allen, Texas
June 14, 2021

PFSweb, Inc.
505 Millennium Drive
Allen, Texas 75013
(972) 881-2900
PROXY STATEMENT
We are furnishing this Proxy Statement in connection with the solicitation of proxies on behalf of the Board of Directors (the “Board”) of PFSweb, Inc. (“PFSweb,” the “Company,” “we,” “us,” or “our”) to be voted at the Annual Meeting of Stockholders to be held at Hilton Garden Inn, Allen, Texas, on Tuesday, July 27, 2021, at 10:00 a.m. and at any and all adjournments thereof. This Proxy Statement, the Notice of Annual Meeting, the accompanying proxy card and the 2020 Annual Report on Form 10-K are first being mailed and/or made available to stockholders on or about June 25, 2021.
Each holder of record on June 4, 2021 (the “Record Date”) is entitled to one vote for each share of common stock held by such holder. As of June 10, 2021, there were 21,100,119 shares of our common stock outstanding. We need a majority of the shares of our common stock outstanding on the Record Date and entitled to vote at the Annual Meeting present, in person or by proxy, to constitute a quorum and transact business at the Annual Meeting.

The Company is a “smaller reporting company” or “SRC” as defined under Rule 405 of the Securities Act of 1933 and Rule 12b-2 under the Exchange Act, as well as Rule 3-05 of Regulation S-X and Item 10(f)(1) of Regulation S-K. As such our disclosures in this Proxy Statement have been modified in accordance with the rules applicable to SRCs.

The Board encourages you to read the Proxy Statement and to vote on the matters to be considered at the Annual Meeting. The Company's 2020 Annual Report on Form 10-K, which contains the consolidated audited financial statements for the fiscal year ended December 31, 2020, accompanies this Proxy Statement. You may obtain, without charge, a copy of the proxy materials upon request by following the instructions set forth herein. The following are the five proposals being submitted to the stockholders for vote at the Annual Meeting:

Proposal		Board’s Recommendation	Page
1	Election of seven directors	“FOR” each nominee	7
2	Approve, on a non-binding, advisory basis, the compensation of the Company’s Named Executive Officers	“FOR”	13
3	Approve an amendment to our 2020 Stock and Incentive Plan to increase the number of shares of Common Stock issuable thereunder by 1,000,000 shares;	“FOR”	22
4	Approve an amendment to the Rights Agreement with Computershare Shareowner Services, LLC;	“FOR”	27
5	Ratify the appointment of BDO USA, LLP as the Company’s independent auditors for the fiscal year ended December 31, 2021	“FOR”	31

NOTE ABOUT FORWARD-LOOKING STATEMENTS
Certain statements in this Proxy Statement, other than purely historical information, including estimates, projections, statements relating to our business plans, objectives and expected operating results and the assumptions upon which those statements are based, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may appear throughout this Proxy Statement. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “target,” “potential,” “seek,” “strive,” “continue,” “plan,” “may,” “should,” “could,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward-looking statements, including the impact of the COVID-19 pandemic and any variant on our business, results of operations and global economic conditions. Although we believe the expectations reflected in our forward-looking statements are reasonable, we cannot guarantee these expectations will actually be achieved. In addition, some forward-looking statements are based upon assumptions about future events that may not prove to be accurate. A detailed discussion of risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements is included in the section titled “Risk Factors” of our Form 10-K and any subsequent amendments thereto or in our quarterly reports on Form 10-Q. Additional risks and uncertainties not currently known to us, or that we currently deem to be immaterial, also may materially impact such forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING PROCEDURES

Why did I receive these materials?

As a holder of common stock of the Company at the close of business on the Record Date, you are entitled to vote at the Company's Annual Meeting to be held at Hilton Garden Inn at 705 Central Expressway South, Allen Texas 75013, on Tuesday, July 27, 2021 at 10:00 a.m. CDT. This Proxy Statement provides notice of the Annual Meeting, describes the five proposals to be voted on by the holders of record of the Company's common stock on the Record Date at the Annual Meeting, and includes information required to be disclosed to all of our stockholders. As a stockholder you are invited to attend the Annual Meeting and are entitled and requested to vote on the proposals described in this Proxy Statement. This Proxy Statement and the accompanying proxy card are being mailed to stockholders starting on June 25, 2021. The mailing address of the Company’s principal executive offices is 505 Millennium Drive, Allen, Texas 75013.

What is the purpose of this Annual Meeting?
The purpose of this Annual Meeting is to vote upon the following proposals:

•To elect seven directors to the Board for a one-year term;
•To approve, on a non-binding, advisory basis, the compensation of the Company’s Named Executive Officers;
•To approve an amendment to our 2020 Stock and Incentive Plan to increase the number of shares of Common Stock issuable thereunder by 1,000,000 shares;
•To approve an amendment to the Rights Agreement with Computershare Shareowner Services, LLC;
•To ratify the appointment of BDO USA, LLP as the Company’s independent auditors for the fiscal year ended December 31, 2021; and
•To transact any other business as may properly come before the meeting or at any postponements or adjournments thereof.
Who can vote?
Stockholders of record as of the close of business on June 4, 2021 are entitled to vote at the Annual Meeting. Each share is entitled to one vote on each matter presented at the Annual Meeting.
How do I vote?
You can vote in person at the Annual Meeting if you are a stockholder of record on the Record Date. Alternatively, a stockholder who holds shares of our common stock of record and not in “street name” may vote shares by giving a proxy via mail, telephone or the Internet. You may vote by telephone or the Internet by following the instructions on your proxy. Your telephone or Internet delivery authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy via the mail. To vote your proxy by mail, indicate your voting choices, sign and date your proxy and return it in the postage-paid envelope provided.
If you hold shares in a “street name” - that is through an account with a bank, financial institution, stock broker or similar institution, where the institution is shown as the “registered holder” of your shares, you are considered the “beneficial owner” of shares held in street name. The Proxy Statement, the Notice of Annual Meeting, the accompanying proxy and the 2020 Annual Report on Form 10-K have been forwarded to you or made available by your broker, bank or other holder of record who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting by telephone or on the Internet. All stockholders of record may vote in person at the Annual Meeting. You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person. If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or other holder of record and present it to the inspectors of election with your ballot to be able to vote at the Annual Meeting.
What shares are represented by the proxy?
The proxy that we are delivering represents all the shares registered in your name with our transfer agent, Computershare Shareowner Services LLC. The proxy that is delivered by your broker, bank or other nominee represents the shares held by you in an account at that institution.
What are “broker non-votes” and why is it important that I submit my voting instructions for shares I hold as a beneficial stockholder?
If your shares are held in a stock brokerage account, financial institution account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name. When a proposal is not a routine, uncontested matter and a brokerage firm/financial institution has not received voting instructions from you as the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a broker non-vote. For proposals number 1, 2, 3 and 4 absent instructions, your broker will NOT be able to vote your shares with respect to the election of directors, the approval of Named Executive Officer compensation, the amendment to the 2020 Stock and Incentive Plan, and the amendment to the Rights Agreement because these matters are considered to be “non-routine” matters. As such, for proposals number 1, 2, 3 and 4, you must submit voting instructions to the broker firm that holds your shares if you would like your shares to count towards the vote at the Annual Meeting. When a brokerage firm/financial institution votes a client’s shares on some but not all of the proposals, the missing votes are referred to as “broker non-votes.” Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present, but will generally have no effect on either of the proposals described above because they are not considered votes cast. Concerning the election of directors, you may: (a) vote for all director nominees as a group; (b) withhold authority to vote for all director nominees as a group; or (c) vote for all director nominees as a group, except those nominees you identify on the appropriate line.
How are votes counted?
If you return a signed and dated proxy but do not indicate how the shares are to be voted, those shares will be voted as recommended by the Board. A valid proxy also authorizes the individuals named as proxies to vote your shares in their discretion on any other matters which, although not described in the Proxy Statement, are properly presented for action at our Annual Meeting. If you indicate on your proxy that you wish to “abstain” from voting on an item, your shares will not be voted on that item, but will be counted to determine whether there is a quorum present. There is no right to cumulative voting.
How is a quorum established?
The presence, in person or by proxy, of at least a majority of the shares outstanding on the Record Date will constitute a quorum. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum. If a quorum is not present, the Annual Meeting will be rescheduled for a later date.
Do I need to attend the Annual Meeting?

No. You may authorize your shares to be voted by following the instructions on the proxy card or, for shares held by your broker, financial institution, bank or other nominee on the voting instruction card that your broker or other nominee provides to you.
What vote is required to approve matters presented at the Annual Meeting?
The following sets forth the votes required to approve the matters presented at the Annual Meeting:
Proposal No. 1 (Election of Directors) – Each director nominee must receive the affirmative vote of a majority of the votes cast with respect to such director, which means that the number of shares voted “FOR” that director’s election must exceed the number of shares voted “AGAINST” that director’s election. Stockholders will not be allowed to cumulate their votes in the election of directors. Abstentions and broker non-votes will not be considered as votes cast on this proposal and therefore will not affect the outcome of this proposal.
Proposal No. 2 (Advisory Vote on Executive Compensation) – The non-binding advisory proposal to approve the compensation of the Company’s Named Executive Officers requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting. As a result, abstentions are treated as votes against the proposal, while broker non-votes have no effect.
Proposal No. 3 (Amendment to 2020 Stock and Incentive Plan) – The proposal to amend the Company's 2020 Stock and Incentive Plan requires the affirmative vote of the majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting. As a result, abstentions are treated as votes against the proposal, while broker non-votes have no effect.
Proposal No. 4 (Amendment to Rights Agreement) – The proposal to amend the Company's Rights Agreement requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting. As a result, abstentions are treated as votes against the proposal, while broker non-votes have no effect.
Proposal No. 5 (Ratification of Auditors) – The proposal to ratify the selection of BDO USA, LLP as our independent auditors requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting. As a result, abstentions are treated as votes against the proposal, while broker non-votes have no effect.

What is the recommendation of the Board of Directors?
The Board recommends that stockholders vote:

Proposal No.	Proposal	Recommendation
1	Election of seven directors to the Board for a one-year term	“FOR” each nominee
2	Approval on a non-binding, advisory basis, the compensation of the Company’s Named Executive Officers	“FOR”
3	Approve an amendment to our 2020 Stock and Incentive Plan to increase the number of shares of Common Stock issuable thereunder by 1,000,000 shares;	“FOR”
4	Approve an amendment to the Rights Agreement with Computershare Shareowner Services, LLC;	“FOR”
5	Ratify the appointment of BDO USA, LLP as the Company’s independent auditors for the fiscal year ended December 31, 2021	“FOR”
Can I revoke my proxy or change my vote?

Yes. You may revoke your proxy or change your voting instructions at any time prior to the vote at the Annual Meeting by:
•providing written notice to the Secretary of the Company;
•delivering a valid, later-dated proxy or a later-dated vote on the Internet or by telephone; or
•attending the Annual Meeting and voting in person.
Please note that your attendance in person at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request. Shares held in street name may be voted in person by you at the Annual Meeting only if you obtain a signed proxy from the record holder giving you the right to vote the shares. If your shares are held in street name, you must contact your brokerage firm, bank or other nominee to change your vote or obtain a proxy to vote your shares if you wish to cast your votes in person at the meeting.
What does it mean if I receive more than one proxy or voting instruction card?
It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.
Who will tabulate the vote?
Our transfer agent, Computershare Shareowner Services LLC, will tally the vote, which will be certified by an inspector of election.
Who will bear the expenses of our solicitation? How will we solicit votes?
We will bear our own cost of solicitation of proxies. In addition to the use of the mail, proxies may be solicited by our directors and officers by personal interview, telephone, facsimile or e-mail. Our directors and officers will not receive additional compensation for this solicitation but may be reimbursed for out-of-pocket expenses incurred in connection with these activities. Arrangements may also be made with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares of our common stock held of record by these people or institutions, in which case we will reimburse these brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection with these forwarding activities. We have retained Computershare Shareowner Services LLC to assist in the solicitation of proxies for an estimated fee of $15,000 plus reimbursement of expenses.

Can I access the Company’s proxy materials and Annual Report electronically?
This Proxy Statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as filed with the SEC, are available to stockholders free of charge in the “Investor Relations” section of the Company’s website at https://ir.pfsweb.com/sec-filings or by writing to PFSweb, Inc., 505 Millennium Drive, Allen, Texas 75013 and at www.edocumentview.com/PFSW.
Where can I find the voting results of the Annual Meeting?
The Company will announce preliminary voting results at the Annual Meeting and publish results in a Current Report on Form 8-K within four business days of the Annual Meeting.
What is householding and how does it affect me?
The SEC rules permit us to send a single set of the Notice of Internet Availability of Proxy Materials, proxy materials, and our Annual Report on Form 10-K for fiscal year 2020 to any household at which two or more holders reside unless we have received contrary instructions from the affected holders prior to the mailing date. This procedure, referred to as householding, reduces the volume of duplicate mailings and information you receive and helps us reduce our impact on the environment and our cost and expenses.
In order to take advantage of this cost saving and environmentally friendly practice, we have delivered only one set of proxy materials and our Annual Report on Form 10-K for fiscal year 2020 to holders of our common stock who share an address, unless we have received contrary instructions from the affected holders prior to the mailing date. If you would like to request additional copies or otherwise request reduced copies be sent, please contact the Corporate Secretary of the Company at 505 Millennium Drive, Allen, Texas

75013 or via telephone at 972-881-2900 extension 5395. Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

PROPOSAL 1
NOMINEES FOR THE BOARD OF DIRECTORS
The following seven nominees have been nominated and recommended by the Board of Directors: David I. Beatson, Robert Frankfurt, G. Mercedes De Luca, Monica Luechtefeld, Shinichi Nagakura, Benjamin Rosenzweig and Michael C. Willoughby. If elected, such persons are expected to serve until the Company’s 2022 annual meeting and until their successors are elected and qualified. The shares represented by proxies in the accompanying form will be voted for the election of the nominees unless authority to so vote is withheld. The Board of Directors has no reason to believe that such nominees will not serve if elected, but if any one or more of them should become unavailable to serve as a director, and if the Board designates a substitute nominee or nominees, the person named as proxy will vote for the substitute nominee(s) designated by the Board.
Recommendation and Vote Required
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE CANDIDATES NOMINATED BY THE BOARD OF DIRECTORS.
To be elected, a director nominee must receive the affirmative vote of a majority of the votes cast with respect to such director, which means that the number of shares voted “for” that director’s election must exceed the number of shares voted “against” that director’s election. This majority vote standard is in effect because this is an uncontested election of directors (i.e., the number of nominees for director did not exceed the number of directors to be elected as of the Record Date of the annual meeting). For any contested election, the directors would be elected by a plurality of the votes cast by the shares entitled to vote on the election of directors.
If a director nominee who is serving as a director is not elected at the annual meeting, under our by-laws, as amended, such director must tender his or her resignation to the Board, subject to acceptance by the Board. The Nominating Committee would then make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board, taking into account the recommendation of the Nominating Committee, would determine the appropriate responsive action with respect to the tendered resignation within 90 days and publicly disclose its decision. The director who tenders his or her resignation may not participate in the Board’s decision.
Information regarding the method by which votes will be counted appears above under the heading “Voting Procedures.”
Nominees for Director

The following sets forth for each member of the Board of Directors, such person’s name, age, principal occupation or employment during at least the past five years, the name of the corporation or other organization, if any, in which such occupation or employment is carried on and the period during which such person has served as a director of the Company. The following information also identifies and describes the key experience, qualifications and skills our directors bring to the Board that are important in light of our business and structure. The directors’ experiences, qualifications and skills that the Board considered as qualifications for the member’s inclusion on the Board are included in their individual biographies.

David I. Beatson, age 73, has served as a non-employee Director since November 2000. Mr. Beatson is Chief Executive Officer of Ascent Advisors, LLC a consulting firm he founded in 2000. The firm provides strategic direction to firms in the logistics and supply chain industry as well as merger and acquisition advice for private equity firms investing in such industry. Mr. Beatson is a recognized leader in the field of transportation, logistics and supply chain management having served as Chairman and CEO of several leading companies in the industry. From 2007 until 2012 he was CEO of Globalware Solutions (“GWS”), a global supply chain management solution provider with facilities in North America, Asia and Europe. From July 2003 to April 2005, Mr. Beatson served as Regional CEO North America and Member of the Executive Board of Panalpina, Inc., a leading provider of international air and sea freight forwarding, customs brokerage and third-party logistics services. From July 1998 to June 2000, Mr. Beatson served as Chairman, President and CEO of Circle International Group, Inc., a global transportation and logistics company. From 1991 to June 1994, Mr. Beatson served as vice-president of sales and marketing and then from June 1994 until July 1998 as president and CEO of Emery Worldwide, a global transportation and logistics company. Prior to 1991, Mr. Beatson held several management positions in the logistics and transportation industry, including American Airlines and CF Airfreight. He also served on the board of Descartes Systems (Nasdaq: DSGX) through May 2020, and serves on the Executive Board of ATL Partners and two privately held companies. Mr. Beatson received his B.S. degree in Business Administration from The Ohio State University and his M.B.A. from the University of Cincinnati. The Board of Directors believes the characteristics that qualify Mr. Beatson for the Board include his long-term experience in the transportation, logistics and supply chain management industry, leadership experience and judgment and knowledge of the Company’s business.

Robert Frankfurt, age 56, was appointed as a non-employee Director in March 2019, in accordance with the provisions of a settlement agreement between the Company and Arnaud Ajdler, Engine Capital, L.P. and certain of its affiliates. Mr. Frankfurt is currently President and Founder of Living Fund. Mr. Frankfurt focuses his efforts on investing in and building early stage lifestyle health and wellness businesses that fight chronic illness and reduce pills and procedures. Areas of focus include healthcare services, wearables and digital therapeutics, clean food, exercise, sleep, and emotional/mental health. Prior to founding Living Fund in 2021, Mr. Frankfurt spent more than a decade as the President and Founder of Myca Partners, an investment partnership. Mr. Frankfurt also spent more than a decade as a senior portfolio manager at various investment partnerships including Steel Partners and Sandell Asset Management. Mr. Frankfurt began his career as a financial analyst in the mergers and acquisitions department of Bear, Stearns & Co. and later joined Hambro Bank America as an associate focused on merger and acquisition and venture capital transactions. Mr. Frankfurt graduated from the Wharton School of Business in 1987 with a B.S. in Economics and he received his MBA at the Anderson Graduate School of Management at UCLA in 1995 where he was a Venture Capital Fellow and served as Alumni Class President. The Board of Directors believes the characteristics that qualify Mr. Frankfurt for the Board include his financial and management experience, strategic consulting experience, leadership experience and judgment.

G. Mercedes De Luca, age 63, was appointed as a non-employee Director in May 2019. Ms. De Luca has been the Chief Information Officer for Pebble Beach Company since May 2017. Prior to Pebble Beach, Ms. De Luca held several executive and senior level positions at notable companies, including at Basecamp from October 2015 through October 2016 as their Chief Operating Officer and Sears Holdings from May 2011 through August 2014 as their Vice President and General Manager of eCommerce. Previously, Ms. De Luca was CEO of MyShape, Inc. and held executive positions with Yahoo! and Interwoven. In these various roles, she led multiple digital transformation efforts that introduced innovative technology solutions to meet strategic goals and drive profitable growth. Ms. De Luca holds a Master of Business Administration from Santa Clara University and a Bachelor of Science in Electrical Engineering from Columbia University. She currently serves on the board of directors for INETCO, a retail banking and payment processing software solutions provider. The Board of Directors believes the characteristics that qualify Ms. De Luca for the Board include her extensive experience as a technology executive and leader, expertise in information technology, leadership experience and judgment.

Monica Luechtefeld, age 72, has served as a non-employee Director of the Company since April 2014, and was elected as the Chairperson of the Board of Directors effective as of June 30, 2020. Ms. Luechtefeld is a recognized leader in eCommerce & Internet Retailing. She founded her own consultancy firm in 2012 to provide advisory services in eCommerce strategy as well as online marketing and emerging digital media. From 1993 to 2012, Ms. Luechtefeld held various executive roles within Office Depot, Inc., a Fortune 200 company. She was Executive Vice President eCommerce and Direct Marketing and most recently served as Executive Vice President of European eCommerce. Her previous leadership positions included Executive Vice President Supply Chain and Information Technology, as well as marketing, sales and business development roles. Ms. Luechtefeld is Chair of the Board of Trustees for the March of Dimes. Ms. Luechtefeld received her B.S. degree from Mount Saint Mary’s University, Cum Laude, and her M.B.A. from the University of Notre Dame, Magna Cum Laude. She also received an honorary doctorate degree from Mount Saint Mary’s University. She also serves as a Board Member of Irish Angels, an angel investment group primarily focused on early stage technology companies. The Board of Directors believes the characteristics that qualify Ms. Luechtefeld for the Board include her business and leadership experience and judgment and her broad eCommerce industry knowledge.

Shinichi Nagakura, age 57, was appointed as a non-employee Director of the Company in May 2013 in accordance with the provisions of a Securities Purchase Agreement (the “Purchase Agreement”) between the Company and transcosmos inc. (“TCI”), a leading Japanese business process outsourcing company. Mr. Nagakura has been an officer of TCI and/or its affiliates for the last 15 years, including serving as a Director of TCI since 2006, and has experience in investments, business development and sales and marketing in the US and Japan. Prior to TCI, Mr. Nagakura served for ten years with Recruit Holdings Co., Ltd., which provides integrated human resource services. Mr. Nagakura also serves on the Board of Directors of Merlin Information Systems, Ltd., an international provider of high quality, personalized IT and customer support solutions based in the UK, and InfraCommerce Inc., one stop eCommerce service company in Brazil. Mr. Nagakura also serves as a director with Become Japan Holdings, Inc., Ecom Latam Holdings, Inc., Infracommerce Negocios e Solucoes em Internet Ltda, transcosmos Information Systems Ltd. and Digital Operative Inc., a private corporation. He graduated from Sophia University, Tokyo, Japan with a B.A. in International Studies in 1986. The Board of Directors believes the characteristics that qualify Mr. Nagakura for the Board include his extensive private equity and investment experience and management skills associated with his prior executive level experience within the transcosmos organization and prior human resource experience.

Benjamin Rosenzweig, age 36, was appointed as a non-employee Director of the Company in May 2013 in accordance with the provisions of a settlement agreement (the “Settlement Agreement”) between the Company and Privet Fund, L.P. and its affiliates (“Privet”). Mr. Rosenzweig is currently a partner at Privet Fund Management LLC. Prior to joining Privet in September 2008, Mr. Rosenzweig served as an investment banking analyst in the corporate finance group of Alvarez and Marsal from June 2007 until May 2008, where he completed multiple distressed mergers and acquisitions, restructurings, capital formation transactions and similar financial advisory engagements across several industries. Mr. Rosenzweig is currently a Director of Synalloy Corporation (NASDAQ: SYNL), Hardinge, Inc., (private company, formerly NASDAQ:HDNG) and Potbelly Corporation (NASDAQ: PBPB). Mr. Rosenzweig also served as a Director of Cicero, Inc. (OTC:CICN) from 2017 until 2020, Startek, Inc. (NYSE MKT: SRT) from 2011 through 2018, and RELM Wireless Corporation (NYSE MKT: RWC) from 2013 through 2015. Mr. Rosenzweig graduated magna cum laude from Emory University with a Bachelor of Business Administration degree in Finance and a second major in Economics. The Board of Directors believes the characteristics that qualify Mr. Rosenzweig for the Board include his strategic consulting and finance experience, leadership experience and judgment.

Michael C. Willoughby, age 57, has served as Chief Executive Officer and a Director since March 2013, as President of PFSweb, Inc. since September 2010 and as Chief Information Officer of the Company from October 2001 until April 2016. Mr. Willoughby has previously served as President of Priority Fulfillment Services, a subsidiary of the Company, from February 2006 to September 2010. From 1999 to 2001, Mr. Willoughby served the Company as Vice President of E-Commerce. Prior to joining the Company, Mr. Willoughby served as President and Chief Executive Officer of Design Technologies, Inc., an e-commerce software development firm from 1994 to 1999. Prior to founding Design Technologies, Inc., Mr. Willoughby served as President and Chief Executive Officer of Integration Services, Inc., an IT consulting services company. Mr. Willoughby received his Bachelor of Business Administration degree in Information Systems from Abilene Christian University. The Board of Directors believes the characteristics that qualify Mr. Willoughby for the Board include his long-term experience in the eCommerce industry, expertise in information technology, leadership experience and judgment and extensive knowledge of the Company’s business.
Information About Our Executive Officers
In addition to Michael C. Willoughby named above, the following are the names, ages and positions of the other executive officers of the Company:

Thomas J. Madden, age 59, has served as Executive Vice President, Chief Financial Officer of the Company since its inception in 1999 and Chief Accounting Officer until October 2019. Mr. Madden previously served as Chief Financial Officer of Daisytek International Corporation (“Daisytek”), former parent corporation of the Company, from 1997 to 2000, as Vice President — Finance, Treasurer and as Chief Accounting Officer of Daisytek from 1994 to 2000 and as Controller of Daisytek from 1992 to 1994. From 1983 to 1992, Mr. Madden served in various capacities with Arthur Andersen & Co., S.C., including financial consulting and audit manager.

R. Zach Thomann, age 39, was appointed President of Priority Fulfillment Services, Inc., a wholly-owned subsidiary of the Company as of March 2021 and continues to serve as Executive Vice President of the Company. Mr. Thomann is responsible for strategic direction and management of all PFS Operations activities, including distribution, contact center, client financial services, and omni-channel operations services provided on behalf of PFSweb’s clients. Mr. Thomann served as Executive Vice President and General Manager of the Company’s PFS Operations business unit from 2018 through 2021, Senior Vice President and General Manager of the Company’s PFS Operations business unit from 2017-2018, Senior Vice President and General Manager of Omni-Channel Operations from 2016 to 2017, Vice President and General Manager of Omni-Channel Operations from 2015 to

2016, Vice President of Program Management from 2013 to 2015, Director of Program Management from 2012 to 2013 and held various program management and client implementation roles from 2003 to 2012.

James Butler, age 55, was appointed President of LiveArea, Inc., a wholly-owned subsidiary of the Company as of March 2021 and continues to serve as Executive Vice President of the Company. Mr. Butler originally joined the Company in June 2019 as Executive Vice President and General Manager of the Company's LiveArea business unit. He has an extensive background in technology and digital consulting. Most recently, Mr. Butler served as President of Intersection from June 2017 through January 2019, a consulting practice focused on bridging the digital and physical worlds to improve the experience of public places through technology. Prior to Intersection, Mr. Butler was president of Isobar, a full-service award-winning experiential design and technology consulting agency from May 2012 to May 2017.
Meetings and Committees of the Board

The Board of Directors met a total of fourteen times during the 2020 calendar year. The Board of Directors has determined that, other than Mr. Willoughby, each director is independent within the meaning of applicable SEC rules and Nasdaq listing standards. The independent directors are able to and generally meet in executive session without the Company’s management at each regularly scheduled quarterly Board meeting.

The Board of Directors does not have a policy regarding director attendance at the annual meeting of stockholders. The Company provides notice of the meeting to the Board of Directors. No current independent director attended the 2020 annual meeting.
The Board of Directors currently has a Nominating, Audit, Compensation and Technology and Cybersecurity Committee, each of which is a standing committee of the Board of Directors. The current members and designated Chairperson are as follows:

Board Member	Nominating Committee	Audit Committee	Compensation Committee	Technology & Cybersecurity Committee
Monica Luechtefeld	X	X		X*
David I. Beatson		X*	X
Shinichi Nagakura	X
Benjamin Rosenzweig	X*		X
Robert Frankfurt		X		X
G. Mercedes De Luca			X*	X
* Chairperson of Committee

Nominating Committee

The Nominating Committee is responsible for identifying and evaluating individuals qualified to become Board members and recommending to the Board candidates to stand for election or re-election as directors. The Committee will consider candidates at the recommendation of existing Board members, Company management, search firms or other consultants, or stockholders. Stockholders wishing to recommend director candidates to the Board may do so by writing to the Committee in care of the Corporate Secretary at the Company’s executive office, 505 Millennium Drive, Allen, TX 75013. At a minimum, director candidates should have demonstrated achievement in their particular field of endeavor, significant business or other management experience that would be of value to the Company, integrity and high ethical standards, good communication and leadership skills, and the ability and willingness to commit adequate time and attention to carry out their Board duties effectively. The Committee will evaluate candidates through background and reference checks, interviews and an analysis of each candidate’s qualifications and attributes in light of the current composition of the Board and the Company’s leadership needs at the time. The Nominating Committee does not have a formal policy with regard to the consideration of diversity in identifying director nominees, but the Committee strives to nominate directors with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills, experience and expertise to oversee the Company’s business. Candidates recommended by stockholders will be evaluated with the same standards and process as candidates identified through other individuals or methods. The current members of the Nominating

Committee are Mr. Rosenzweig (who serves as Chairperson), Ms. Luechtefeld, and Mr. Nagakura, each of whom has been determined to be independent as discussed above. The Nominating Committee has adopted a charter which is available on the Company’s website at https://ir.pfsweb.com/corporate-governance (the contents of the website are not incorporated in this Proxy Statement by reference). The Nominating Committee met two times during the 2020 calendar year.

The Audit Committee is established for the purpose of overseeing the Company’s accounting and financial reporting processes and audits of the Company’s financial statements. The Audit Committee is established to assist the Board in fulfilling its oversight responsibilities by reviewing and reporting to the Board on the integrity of the financial reports and other financial information provided by the Company to its stockholders. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of any independent auditor employed by the Company (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company. The Company’s auditors report directly to the Audit Committee.

The current members of the Audit Committee are Mr. Beatson (who serves as Chairperson), Mr. Frankfurt and Ms. Luechtefeld, each of whom has been determined by the Board of Directors to be independent as discussed above, and is able to read and understand fundamental financial statements, including the Company’s balance sheet, statement of operations and comprehensive income (loss) and statement of cash flows. The Board of Directors has determined that, based on his relevant experience as described above, Mr. Beatson is qualified as the audit committee financial expert within the meaning of applicable SEC regulations and has the requisite financial sophistication required by the Nasdaq listing standards. The Audit Committee met a total of thirteen times during the 2020 calendar year. The Committee has adopted a written amended and restated audit committee charter setting out the audit-related functions of the Audit Committee, and the Committee reviews and reassesses the adequacy of the charter on an annual basis. A copy of the charter is available on the Company’s website at https://ir.pfsweb.com/corporate-governance.
Compensation Committee

The Compensation Committee approves, or in some cases recommends, to the Board, remuneration and compensation arrangements involving the Company’s executive officers and other key employees. The current members of the Compensation Committee are Ms. De Luca (who serves as Chairperson), Mr. Beatson, and Mr. Rosenzweig, each of whom has been determined by the Board of Directors to be independent as discussed above. The Compensation Committee also serves as the Committee which administers the Company’s 2020 Stock and Incentive Plan. The Compensation Committee has adopted a charter which is available on the Company’s website at https://ir.pfsweb.com/corporate-governance. The Compensation Committee met three times during the 2020 calendar year.
Technology and Cybersecurity Committee

The Technology and Cybersecurity Committee is responsible for review and oversight of technology-based issues. The Technology and Cybersecurity Committee is comprised of three directors. The members of the Technology and Cybersecurity Committee are Ms. Luechtefeld (who serves as Chairperson), Ms. De Luca and Mr. Frankfurt. The Technology and Cybersecurity Committee has adopted a charter which is available on the Company’s website at https://ir.pfsweb.com/corporate-governance. The Technology and Cybersecurity Committee met four times during the 2020 calendar year.

During the 2020 calendar year, no current director or director nominee attended fewer than 75% of the aggregate of all meetings of the Board and the committees, if any, upon which such director served and which were held during the period of time that such person served on the Board or such committee.

Communicating with the Board of Directors

Stockholders wishing to communicate with one or more Directors or the Board as a whole may do so in a writing addressed to the Director(s) or the Board and sent to the Corporate Secretary, PFSweb, Inc., 505 Millennium Drive, Allen, TX 75013.

Code of Ethics

The Board has approved a code of business conduct and ethics in accordance with rules of the SEC and Nasdaq listing standards applicable to all directors, officers and employees, including the chief executive officer, senior financial officers and the principal accounting officer. The code is intended to provide guidance to directors and management to assure compliance with law and promote ethical behavior. Copies of the Company’s code of business conduct and ethics may be found on the Company’s website at https://ir.pfsweb.com/corporate-governance, along with any amendments thereto or waivers of its requirements.

Board Leadership Structure

Currently, the Company has separated the roles of Chief Executive Officer and Chairman in order to permit the Chief Executive Officer to focus his efforts on maintaining and improving the Company’s operations. In addition, to assure effective independent oversight of the Company management, all of the other Board members are currently independent directors who may meet in executive session without management present. The Board of Directors otherwise has the authority to determine the leadership structure of the Company at any given time. Each committee of the Board is comprised entirely of independent directors. The Company’s Bylaws further permit the appointment of a lead independent director by the other independent directors. The lead director is authorized to prepare the agendas for executive sessions of the independent directors and chair those sessions, facilitate communications between the Chairman and other members of the Board, and act as a liaison to shareholders who request direct communication with the Board. Ms. Luechtefeld serves as Chairperson of the Board and lead director effective since June 30, 2020.

Risk Management

Risk is inherent with every business, and we believe that how well a business manages risk can ultimately determine its success. We face a number of risks more fully described in our annual and quarterly filings with the SEC, including risks relating to dependence on clients and suppliers, competition, cybersecurity and data breaches, product development, credit and liquidity, acquisitions and foreign expansion and other business risks. Management is responsible for the day-to-day management of risks we face, while our Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. The Board of Directors, together with its committees, provides company-wide oversight of our management and handling of risk. The Technology and Cybersecurity committee has primary responsibility for information technology and cyber risks and efforts taken by the Company to mitigate such risks. At meetings of the Board of Directors and its committees, directors receive regular updates from management regarding risk management. Outside of formal meetings, the Board, its committees and individual Board members have regular access to the executive officers of the Company and are often consulted by management in respect of Company operations.

PROPOSAL 2
ADVISORY VOTE ON THE COMPENSATION OF
THE COMPANY’S NAMED EXECUTIVE OFFICERS

Pursuant to Section 14A of the Exchange Act, the Company seeks your advisory vote approving the compensation of our Named Executive Officers as disclosed in this Proxy Statement. We believe that our executive compensation programs are structured in the best manner possible to support our business objectives and are designed to provide competitive total compensation that is tied to the achievement of Company performance objectives and to attract, motivate and retain individuals who will build long-term value for our stockholders. See “Executive Compensation” below. Key characteristics of our executive compensation programs include the following:

•
Pay for Performance. Our compensation programs seek to tie pay to performance and a meaningful portion of our executives’ compensation is incentive based and contingent upon Company financial performance and/or share price performance.

•
Pay Competitively. We are committed to providing an executive compensation program designed to attract, motivate, reward, and retain executive officers with the skills necessary to successfully lead and manage our business.

•	Pay Responsibly. Our compensation program is designed to align the interests of our executive officers with our stockholders and to discourage excessive risk-taking.

We are asking stockholders to approve, on an advisory basis, the compensation of our Named Executive Officers as described in the Summary Compensation Table and related compensation tables, notes, and narrative discussion in this Proxy Statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation program for our Named Executive Officers as described in this Proxy Statement. The vote on this proposal is advisory and non-binding; however, the Compensation Committee and the Board will review the results of the vote and consider them when making future determinations regarding our executive compensation programs. At our 2019 annual meeting of stockholders, our stockholders voted, on an advisory basis, to hold an advisory vote to approve the compensation of our Named Executive Officers every year. Accordingly, we will hold an advisory vote on the compensation of our Named Executive officers at each of our next annual meetings of stockholders.
Recommendation and Vote Required
THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THIS PROPOSAL ON A NON-BINDING BASIS.
The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required for approval of this proposal.

EXECUTIVE COMPENSATION
Overview of Compensation Program

The Compensation Committee of the Board is responsible for establishing and implementing our compensation philosophy. The Compensation Committee believes that the total compensation paid to our executive officers should be and is fair, reasonable and competitive. In this section of the Proxy Statement, the individuals who served during our fiscal year ended December 31, 2020 as our Chief Executive Officer and the other executive officers included in the Summary Compensation Table on page 15, are referred to as the “Named Executive Officers.”

Compensation Philosophy and Objectives

The Compensation Committee believes that executive officer compensation be structured to provide competitive base salaries and benefits to attract and retain superior employees and to provide short- and long-term incentive compensation to incentivize executive officers to attain, and to reward executive officers for attaining, established financial and operational goals that are consistent with increasing stockholder value. The Compensation Committee may use cash and stock bonuses and retention-based equity awards as key components in the short- and long-term incentive compensation arrangements for executive officers, including the Named Executive Officers.

The Compensation Committee’s goal is to maintain compensation programs that are competitive within our industry and geographic market. Each year, the Compensation Committee reviews the executive compensation program with respect to the external competitiveness of the program including the issuance of awards under the proposed new Plan, the linkage between executive compensation and the creation of stockholder value, and determines what changes, if any, are appropriate. The Compensation Committee, in its discretion, determines each year the components of the executive compensation program, including the short-term and long-term incentive awards, if any. For the compensation plan specific to fiscal year ended December 31, 2020, the Compensation Committee has provided that any equity awards granted under the short-term and long-term incentive program would be granted using the higher of (i) the current market value of the common stock on the date of grant or (ii) $4.50.
Salary and Other Benefits

We provide our Named Executive Officers and other employees with a base salary as a component of compensation for services rendered during the year. Additionally, they are provided a variable compensation package that is comprised of short- and long-term incentive pay. Short-term incentives can be comprised of cash, service-based stock awards, performance-based stock awards or market-based stock awards. Executive officers are eligible to participate in our 401(k) plan and other benefit programs.

2020 Say-on Pay Vote

At our last four annual meetings, a non-binding, advisory resolution approving the compensation paid to our named executive officers, as disclosed in our proxy statement or on Form 10-K/A for each such annual meeting, was approved by more than a majority of our stockholders. In designing an executive compensation program for 2020, the Compensation Committee considered the support previously received by the Company’s stockholders for its historical compensation practices and used consistent methodologies and practices for its 2020 compensation decisions.

SUMMARY COMPENSATION TABLE

    The following table sets forth the compensation paid or accrued by the Company to its Chief Executive Officer, Chief Financial Officer and most highly compensated executive officer (other than the CEO and CFO) during 2020 (the “Named Executive Officers”) for services rendered to the Company during the two fiscal years ended December 31, 2020:

	Year	Salary (1)	Bonus (2)	Stock Awards (3)	Non-Equity Incentive Plan Compensation (4)	All Other Compensation (5)	Total

Michael C. Willoughby	2020	$557,837	$—	$2,558,440	$—	$5,155	$3,121,432
Chief Executive Officer and	2019	$531,672	$—	$—	$—	$12,089	$543,761
President
Thomas J. Madden	2020	$403,091	$—	$1,236,808	$—	$6,008	$1,645,907
Executive Vice President -	2019	$377,149	$—	$—	$—	$23,807	$400,956
Chief Financial Officer
James Butler (6)	2020	$474,760	$—	$1,917,509	$83,210	$2,649	$2,478,128
Executive Vice President and
President of LiveArea, Inc.

(1)Salary represents base salary earnings. While annual base salaries as of December 31, 2020 and 2019 were $530,000 for Mr. Willoughby, $382,000 for Mr. Madden, and $450,000 for Mr. Butler, respectively, variances in salary amounts above reflect timing of base salary adjustments and the timing of payments made to executives under the Company’s bi-weekly payroll processing.
(2)Represents non-performance-based cash awards earned.
(3)Represents issuance of Performance Share Awards (“Performance Shares”) and Restricted Stock Unit Awards (“RSUs” and together with Performance Shares, the “Awards”) under the Company’s 2020 Stock and Incentive Plan, as amended and restated (the “Plan”). Performance Shares are subject to three-year vesting and certain additional criteria, depending upon Award grant, including continued employment, the comparative performance (on an annual and cumulative basis) of the Company’s common stock on Nasdaq as compared to the Russell Micro Cap Index and/or achievement of certain Company or business unit performance goals. The amounts reported in this column represent the grant date fair value for these Awards as calculated in accordance with Accounting Standards Codification Topic 718. The assumptions made in calculating the grant date fair value amounts for the Awards issued in the year ended December 31, 2020 are summarized in Note 8 to the Company’s consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2020. At the maximum Awards shares, these values for Mr. Willoughby would be $3,079,292 for 2020 and $0 for 2019: for Mr. Madden would be $1,506,707 for 2020 and $0 for 2019: and for Mr. Butler would be $2,334,011 for 2020. The values for the Awards shares included in this column that were subsequently forfeited were as follows: for Mr. Willoughby: $18,080 in 2020 and $0 in 2019; and for Mr. Madden $8,315 in 2020 and $0 in 2019. The amounts in this column do not necessarily correspond to the actual economic value that may be realized by the Named Executive Officers from the Awards. No such Awards were issued for the year ended December 31, 2019, as there were not enough shares left in the Company’s 2018 Stock and Incentive Plan. The Company issued awards in 2020 to compensate for shares not awarded in 2019 due to the unavailability under the Plan.
(4)Represents performance-based cash awards earned under the Plan. No performance-based cash awards were granted in 2019. Mr. Butler was the only Named Executive Officer with performance-based cash awards granted in 2020.
(5)Represents amounts paid in respect of life insurance premiums, automobile allowance and expenses for the personal use of automobile, Company paid healthcare premiums and, for certain individuals, club dues and memberships.
(6)Mr. Butler first became a Named Executive Officer for the 2020 fiscal year and, accordingly, no compensation information with respect to Mr. Butler for 2019 is included.

OUTSTANDING EQUITY AWARDS AT 2020 FISCAL YEAR END

The following table sets forth the number of unexercised options and equity incentive plan awards for each Named Executive Officer outstanding as of December 31, 2020.

		Option Awards				Stock Awards
Named Executive Officer	Grant Date	Number of Securities Underlying Unexercised Options (# Exercisable)	Number of Securities Underlying Unexercised Options (# Unexercisable)	Option Exercise Price ($)	Option Expiration Date	Equity incentive plan awards: Number of unearned shares that have not vested (#) (1)	Equity incentive plan awards: Market or payout value of unearned shares that have not vested ($) (2)

Michael C. Willoughby	6/30/2020	—	—	$—	—	97,609	$656,909
	7/1/2020	—	—	$—	—	108,710	$731,618

Thomas J. Madden	3/30/2011	65,000	—	$5.00	3/29/2021	—	$—
	6/30/2020	—	—	$—		44,858	$301,894
	7/1/2020	—	—	$—	—	49,959	$336,224

James Butler	6/11/2019	100,000	150,000	$5.00	6/10/2029	—	$—
	6/30/2020	—	—	$—	—	300,000	$2,019,000
(1)Awards consist of Performance Share Awards (“Performance Shares”) and Restricted Stock Units (“RSUs” and collectively “the Awards”) at the maximum Awards shares under the Plan. The RSUs are subject to three-year vesting and the Performance Shares are subject to three-year vesting and certain additional criteria, depending upon Award grant, including continued employment, the comparative performance (on an annual and cumulative basis) of the Company’s common stock on Nasdaq as compared to the Russell Micro Cap Index and/or achievement of certain Company or business unit performance goals.
(2)Market value is computed by multiplying the number of Performance Share Awards by $6.73, which was the closing price per share of the Company’s common stock on December 31, 2020, on Nasdaq.

Employment, Change Of Control And Termination Arrangements For Executives

The Company and each of Mr. Willoughby and Mr. Madden have entered into Change in Control Severance Agreements, as amended. Under these agreements, and in consideration of certain commitments of the officer to continue employment, upon the occurrence of a change in control, all unvested options held by the officer immediately vest and become exercisable. During the two year period following a change in control (whenever occurring), as defined in the applicable agreement, if the employment of the officer is terminated (other than for cause, death, disability or retirement), or if there is a material adverse change in the officer’s responsibilities, compensation or benefits to which the officer does not consent, then, in each case, the officer is entitled to receive from the Company (1) all salary and bonus amounts accrued through the date of termination, (2) a severance payment equal to twice the officer’s salary and bonus amount (which is defined as the greater of (i) the highest annual incentive bonus earned by the executive during the last three completed fiscal years or (ii) the executive’s then target bonus, if any) and (3) continuation for two years of all employee benefits (unless otherwise provided by a subsequent employer). If applicable, the officer is also entitled to receive an additional payment to compensate the officer for any additional excise tax liability arising by reason of the receipt of such severance or bonus payment. A change in control has the meaning provided in Section 409A of the Internal Revenue Code, as amended (the “Code”) and the regulations thereunder. The agreement terminates upon the voluntary resignation or termination of employment by the officer.

In addition, upon a change in control, certain unvested Performance Shares and all Restricted Stock Units issued to the Named Executive Officers immediately vest and each recipient is entitled to receive an additional payment to compensate the officer for any additional excise tax liability arising by reason of the receipt of such shares.

The Company and each of Mr. Willoughby and Mr. Madden have also entered into Executive Severance Agreements. Under these agreements, and in consideration for, among other things, the agreement by the executive to be bound by a restrictive covenant, in the event of the termination of the employment of the executive other than for cause (including termination following a reduction in the executive’s base salary unless such reduction is part of, and proportionate with, a general reduction in officer compensation), the executive is entitled to a severance payment, based on the executive’s years of service, up to a maximum of twice the executive’s salary and the bonus, if any, that the executive would have received for such fiscal year (based upon the executive’s targeted bonus amount and the Company’s actual results for such fiscal year), payable in monthly installments over a period not to exceed two years (based on the executive’s years of service). In addition, in the event of termination without cause, the executive is entitled during the severance period to a continuation of benefits and to the accelerated vesting of all options then held by the executive, and the executive is considered a continuing employee of the Company for all purposes for which the executive’s status as an employee of the Company would entitle the executive to some benefit, including the vesting of Performance Shares and Restricted Stock Units. The severance payment and benefits are reduced by any compensation or benefits received by the executive from any subsequent employer.

Effective as of December 31, 2008, the Company and Mr. Willoughby and Mr. Madden entered into an amendment to the existing Executive Severance Agreements and Change in Control Severance Agreements between the Company and such persons. The primary purpose of such amendment was to modify such agreements so that they conform to Section 409A of the Internal Revenue Code. In addition, the amendment to the Executive Severance Agreement modified the calculation of the severance amount thereunder so that it is based on the highest annual rate of base salary during the 12-month period immediately prior to the qualifying termination.

For purposes of providing quantitative disclosure of the foregoing, assuming that a qualifying triggering event occurred as of December 31, 2020 and assuming the 2018 Stock and Incentive Plan had enough shares to issue Awards in 2019 in a consistent manner as the prior year grants: (i) Mr. Willoughby would have been entitled to receive aggregate cash payments of approximately $1,060,000 (payable over 24 months), other benefits with an estimated value of approximately $65,000, and up to 581,155 shares of the Company’s stock valued at $3,911,173 based on the $6.73 closing price of the Company’s stock on December 31, 2020, (and, in the event of a change in control, an additional amount of up to 32,298 shares of the Company’s stock valued at $217,366 based on the $6.73 closing price of the Company’s stock on December 31, 2020, plus, if applicable, an additional payment to cover any excise tax liability); and (ii) Mr. Madden would have been entitled to receive aggregate cash payments of approximately $764,000 (payable over 24 months), other benefits with an estimated value of approximately $65,000, and up to 290,979 shares of the Company’s stock valued at $1,958,289 based on the $6.73 closing price of the Company’s stock on December 31, 2020 (and, in the event of a change in control, an additional amount of up to

14,846 shares of the Company’s stock valued at $99,914 based on the $6.73 closing price of the Company’s stock on December 31, 2020, plus, if applicable, an additional payment to cover any excise tax liability).

The Company and Mr. Butler entered into an agreement under which, and in consideration for, among other things, the agreement by Mr. Butler to be bound by a restrictive covenant, in the event of the termination of his employment other than for cause (including termination following a reduction in his base salary unless such reduction is part of, and proportionate with, a general reduction in officer compensation), he is entitled to a severance benefit of twelve months of continuation of base salary, Restricted Stock Units and Performance Shares an stock option vesting and employee benefits for the six month period following termination. In addition, upon a change in control or sale of the LiveArea business unit, certain unvested Performance Shares and all unvested Restricted Stock Units held by Mr. Butler immediately vest and all unvested stock options held by Mr. Butler immediately vest and become exercisable.

For purposes of providing quantitative disclosure of the foregoing, assuming that a qualifying triggering event occurred as of December 31, 2020: Mr. Butler would have been entitled to receive aggregate cash payments of approximately $450,000 (payable over twelve months) and other benefits with an estimated value of approximately $10,000, and continued vesting of 50,000 stock options valued at $86,500 based on the $6.73 closing price of the Company's stock on December 31, 2020 (and, in the event of a change in control or sale of the LiveArea business unit, an additional amount of up to 125,000 shares of the Company’s stock valued at $841,250 and additional accelerated vesting of 100,000 stock options valued at $173,000 based on the $6.73 closing price of the Company’s stock on December 31, 2020).

2020 DIRECTOR COMPENSATION
The following table sets forth the compensation earned by non-employee Directors for their service on the Board of Directors and its committees, as applicable, during the year ended December 31, 2020:

Named Executive Officer	Fees Earned or Paid in Cash	Stock Awards (1)	Option Awards (1)	Total

David I. Beatson (2)(9)	$15,000	$120,000	$—	$135,000
Monica Luechtefeld (3)	11,250	120,000	—	131,250
Benjamin Rosenzweig (4)	—	120,000	—	120,000
Peter J. Stein (5)	—	90,000	—	90,000
Robert Frankfurt (6)	—	120,000	—	120,000
G. Mercedes De Luca (7)	3,750	120,000	—	123,750

(1)Represents aggregate grant date fair value in accordance with ASC Topic 718. See Note 8 of the audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2020 for the assumptions used in calculating these amounts.
(2)Mr. Beatson had 60,000 options and 112,679 deferred stock units outstanding as of December 31, 2020.
(3)Ms. Luechtefeld had 30,000 options and 109,904 deferred stock units outstanding as of December 31, 2020.
(4)Mr. Rosenzweig had 40,000 options and 112,679 deferred stock units outstanding as of December 31, 2020.
(5)Mr. Stein had 30,000 options outstanding as of December 31, 2020. Mr. Stein resigned from the Board of Directors effective October 8, 2020.
(6)Mr. Frankfurt had 30,000 options and 52,141 deferred stock units outstanding as of December 31, 2020.
(7)Ms. De Luca had 30,000 options and 46,382 deferred stock units outstanding as of December 31, 2020.
(8)Mr. Nagakura is eligible to participate in the Company’s compensation programs for non-employee Directors; however, as a representative of TCI Mr. Nagakura is not permitted to receive remuneration for serving as a director of the Company. Accordingly, Mr. Nagakura received no compensation as a Director during 2020.
(9)Mr. Beatson received $7,500 in additional compensation for the value of certain options that expired.

For 2020, each non-employee Director received a quarterly retainer (“Retainer”) equal to $30,000. Each quarterly Retainer is effected through the issuance of Deferred Stock Units (each, a “DSU”) under the Plan. Each DSU represents the right to receive a number of shares of Common Stock equal to the Retainer divided by the closing price of the Common Stock immediately preceding the DSU grant date. Shares are not issuable under the DSU until the Director no longer serves on the Board. In addition, the Chairman of the Board and the chairpersons of the Audit, Compensation and Technology and Cybersecurity committees are entitled to receive an annual cash payment of $7,500.

Directors who are also employees of the Company or any of its subsidiaries receive no remuneration for serving as directors or Committee members.

Certain Relationships and Related Transactions, and Director Independence
Director Independence

The Board of Directors evaluate the independence of each director in accordance with applicable laws and regulations and the Nasdaq Listing Rules. The Board of Directors consider all relevant facts and circumstances in making an independence determination, including among other things, making an affirmative determination that the director has no material relationship with the Company directly or as an officer, stockholder, or partner of an entity that has a material relationship with the Company. The Board of Directors has determined that, other than Mr. Willoughby, each director, and each member of each committee of the Board of Directors, is independent within the meaning of applicable SEC rules and Nasdaq Listing Rules. The independent directors are able to and generally meet in executive session without the Company’s management at each regularly scheduled Board meeting.

Relationships with Related Parties
Indemnification of Officers and Directors

We have entered into, and intend to enter into, separate indemnification agreements with our directors and certain qualifying officers, in addition to the indemnification provided for in our Amended and Restated Bylaws. These agreements, among other things, require us to indemnify our directors and officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or officer or any other company to which the director or officer provides services at our request. We believe that these bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers.

Purchase Agreement with transcosmos, inc.

In 2013 we entered into a Securities Purchase Agreement (the “Purchase Agreement”) with transcosmos inc., a Japanese business processing outsourcing company (“TCI”), pursuant to which the Company sold shares of the Company’s common stock to TCI in a private placement transaction. TCI is currently the Company’s largest shareholder. Pursuant to the Purchase Agreement, the Company agreed to nominate a representative of TCI to the Company’s board of directors, or a replacement designated by TCI, so long as TCI owns 10% of the Company’s issued and outstanding shares of common stock. Mr. Nagakura currently serves as the director designated by TCI. The Purchase Agreement also provides TCI with certain preemptive rights and subjects TCI to certain share transfer restrictions and standstill provisions.

Contract with Hardinge, Inc.

In June 2020 the Company entered into an agreement with Hardinge, Inc. ("Hardinge") in which our LiveArea segment is to provide various services related to e-commerce. Benjamin Rosenzweig, a member of our Board of Directors, is a partner at Privet Fund Management LLC ("Privet"). Privet is the general partner and investment manager of funds that own Hardinge and Mr. Rosenzweig also serves on the Board of Directors of Hardinge.

We recognized $1.0 million in related party revenue from Hardinge in the twelve months ended December 31, 2020. As of December 31, 2020, there was an accounts receivable balance of $0.7 million from Hardinge.

Other Transactions

We entered into various employment related agreements and compensatory arrangements with our executive officers and directors that provide for compensatory and certain severance and change of control benefits. For a description of these see sections above in Item 11 – Executive Compensation tilted “Employment, Change of Control and Termination Arrangements for Executives” and “Director Compensation.”
Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following table sets forth as of June 10, 2021, certain information regarding the beneficial ownership of the Company’s Common Stock by (i) each person who is known to the Company to beneficially own more than 5% of the Common Stock, (ii) each of the Directors and Named Executive Officers of the Company individually and (iii) the Directors and executive officers of the Company as a group. The information contained in this table reflects “beneficial ownership” as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and, as such, also includes shares acquirable within 60 days. Unless otherwise indicated, the stockholders identified in this table have sole voting and investment power with respect to the shares owned of record by them.

Name and Address of Beneficial Owner	Number of Shares	Percent (1)

transcosmos, inc. (2)
21-25-18 Shibuya, Shibuya-ku
Tokyo 150-8530 Japan	3,678,779	17.4%
AWM Investment Company, Inc. (3)
527 Madison Avenue, New York, NY 10022	1,935,179	9.2%
Portolan Capital Management, L.L.C. (4)
2 International Place, FL 26, Boston, MA 02110	1,443,143	6.8%
Wellington Management Group, LLP (5)
280 Congress Street, Boston, MA 02210	1,433,302	6.8%
Michael C. Willoughby (6)	390,828	1.9%
Thomas J. Madden (6)	361,163	1.7%
David I. Beatson (6)	205,965	*
Benjamin Rosenzweig (6)	181,450	*
Monica Luechtefeld (6)	148,807	*
James Butler (6)	148,461	*
R. Zach Thomann (6)	90,046	*
Robert Frankfurt (6)	81,044	*
G. Mercedes De Luca (6)	75,285	*
Shinichi Nagakura (6)	—	*

All directors and executive officers as a group (12 persons) (7)	1,837,720	8.4%
* Represents less than 1%
(1)    This table is based on 21,100,119 shares of Common Stock outstanding on June 10, 2021. To calculate a stockholder's percentage of beneficial ownership, we include in the numerator and denominator those shares underlying options, stock awards and deferred stock units beneficially owned by that stockholder that are vested or that will vest within 60 days. Options, stock awards and deferred stock units held by other stockholders, however, are disregarded in the calculation of beneficial ownership. Therefore, the denominator used in calculating beneficial ownership among our stockholders may differ.
(2)    Based on a March 25, 2014 Form SC 13 D/A filing by transcosmos, inc.
(3)    Based on a December 31, 2020 Form SC 13 G/A filing by AWM Investment Company, Inc.
(4)    Based on a December 31, 2020 Form SC 13 G/A filing by Portolan Capital Management, LLC.
(5)    Based on a December 31, 2020 Form SC 13 G/A filing by Wellington Management Group, LLP.
(6)    Includes the following shares issuable under outstanding vested options, vested stock awards, and deferred stock units: David I. Beatson - 181,582; Benjamin Rosenzweig - 161,582; Monica Luechtefeld - 148,807; James Butler - 100,000; R. Zach Thomann - 2,500; Robert Frankfurt - 81,044, and G. Mercedes De Luca - 75,285.
(7)    Includes 780,800 shares of Common Stock issuable under outstanding vested options, vested stock awards,      and deferred stock units.

The following table summarizes information with respect to equity compensation plans under which equity securities of the registrant are authorized for issuance as of December 31, 2020. For additional information about our equity compensation plans, see Note 8 to and Item 12 in the Company’s consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2020:

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted- average exercise price of outstanding options, warrants and rights (1)	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)

Equity compensation plans approved by shareholders	3,491,675	$6.76	1,170,143
Equity compensation plans not approved by shareholders	—		—
Total	3,491,675	$6.76	1,170,143

(1)Excludes 639,688 service-based restricted stock units, 1,297,510 performance-based and market-based restricted stock units, and 433,785 deferred stock units.

PROPOSAL 3
APPROVAL OF AMENDMENT TO THE 2020 STOCK AND INCENTIVE PLAN

At the Annual Meeting, stockholders are being asked to approve an amendment to the 2020 Stock and Incentive Plan (as proposed amended, the “Plan”) to increase the number of shares of Common Stock reserved for issuance thereunder by 1,000,000 shares as described below. A copy of the Plan, as so amended, is attached to this Proxy Statement as Appendix A.

General Information

The Company has established the Plan to provide short- and long-term compensation to motivate executives to achieve the financial performance objectives we set and to incentivize the executives and employees to achieve and exceed, and to reward the executives and employees for achieving and exceeding, such objectives. A portion of each executive’s or employee’s potential aggregate compensation is in the form of incentive compensation. There are two types of performance-based incentive compensation historically used by the Compensation Committee. The first type is short-term incentive compensation in the form of a performance based cash or stock award, which generally is earned upon the achievement of certain individual and/or Company performance goals for the applicable fiscal year and generally paid 50% in equity and 50% in cash. The second type is long-term incentive compensation in the form of grants of performance shares, stock options, restricted stock or restricted stock units, which generally include certain vesting conditions, such as continued employment, financial performance and/or comparative market performance of our common stock.

The Company has the following issued and outstanding equity awards under the Plan (without giving effect to the additional 1,000,000 shares under this Proposal) as of March 31, 2021:

Total shares underlying outstanding stock options	1,019,634
Weighted-average exercise price of outstanding stock options	$6.70
Weighted-average remaining contractual life of outstanding stock options	5.76 years
Total shares underlying time-based outstanding unvested and vested, unissued full value awards	658,557
Total shares underlying performance-based outstanding unvested and vested, unissued full value awards	739,451
Total shares underlying market-based outstanding unvested full value awards	322,776
Total deferred stock units held by the non-employee members of our Board	649,103
Total shares available for grant	1,126,456

Common Stock outstanding	20,449,507
Market closing price of Common Stock	$6.75

(1)Includes information regarding all outstanding equity awards and shares available for future awards, which are all under the Prior Plan. No other predecessor plans have awards outstanding or shares available for future awards.
(2)Assumes performance-based awards will vest and pay out based on target performance levels being achieved.

If the stockholders approve the amendment to the Plan, the number of shares of common stock available for future equity grants to its employees, officers, directors and consultants will be increased by 1,000,000 shares to 2,126,456 shares, plus the number of unissued shares under awards issued and outstanding as of March 31, 2021 which are thereafter canceled, terminated, expired, forfeited or lapse for any reason, provided, however, that, for purposes of computing how many shares of common stock remain available for awards under the Plan, each share of common stock that is granted in an award under the Plan in a form other than an option or a stock appreciation right (a “Full-Value Award”) will be counted against as 1.22 shares.

As of March 31, 2021, approximately 2,000 of the Company’s employees, officers, directors and consultants, including substantially all of the Company’s full-time employees, were eligible to participate in the Plan.

The Company’s Board of Directors has approved the amendment to the Plan described above, subject to stockholder approval. The Board of Directors adopted the amendments to the Plan because it believes that:

•Additional shares for awards under the Plan are necessary to attract and retain qualified employees, executives and outside directors; and
•Additional shares for awards under the Plan are needed to further the goal of motivating existing personnel and providing long-term equity incentives which is an integral component of the Company’s compensation policy.

Description of the Plan

A summary of the Plan, as amended by the amendments described above, is set forth below. This summary is qualified in its entirety by the full text of the Plan, as amended and restated, which is attached to this Proxy Statement as Appendix A.

Purpose. The purpose of the Plan is to align the interest of the employees, officers, consultants and non-employee directors with those of the long-term stockholders of the Company. We believe offering such persons incentives to put forth maximum efforts for the success of the Company’s business and affording such persons an opportunity to acquire an ownership interest in the Company aligns the interests of such persons with the Company’s stockholders. Additionally, such Plan is a critical element of our compensation program and ability to attract and retain experienced and qualified personnel in a competitive market.

Permissible Awards. The Plan authorizes the granting of awards by the Compensation Committee, in its discretion, in any of the following forms of awards in connection with the Company’s equity compensation program each year:
•market-priced options to purchase shares of common stock, which may be non-statutory stock options or incentive stock options;
•stock appreciation rights, which give the holder the right to receive, in cash or stock, the difference between the fair market value per share of common stock on the date of exercise over the fair market value per share of common stock on the date of grant;
•restricted stock, which is a grant of shares that are subject to restrictions on transferability and subject to forfeiture on terms set by the Compensation Committee;
•restricted stock units, which represent the right to receive shares of common stock (or an equivalent value in cash or other property) in the future, based upon the attainment of stated vesting or performance criteria;

•deferred stock units, which represent the vested right to receive shares of common stock (or an equivalent value in cash or other property) in the future;
•performance awards, which are payable in cash or stock upon the attainment of specified performance goals;
•dividend and interest equivalents, which entitle the participant to payments (or an equivalent value payable in stock or other property) equal to, in the case of dividend equivalents, any dividends paid on the shares of stock underlying an award, or, in the case of interest equivalents, a stated rate of return on the value of an outstanding award;
•other stock-based awards in the discretion of the Compensation Committee, including unrestricted stock grants; and
•performance based cash awards.

Shares Available for Awards. Under the Plan, and subject to stockholder approval of the Plan described herein, a total of approximately 1,000,000 shares of common stock will be authorized for the future grant of awards under the Plan, which shares will be in a “fungible pool” with shares subject to Full-Value Awards counted against this limit as 1.22 shares, and any shares subject to any other type of award to be counted against this limit as one share for every one share granted.

Any shares of common stock related to awards under the Plan which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares, will be available again for grant under the Plan, provided, however, that the following shares of common stock may not again be made available for issuance as awards under the Plan: (i) shares of common stock not issued or delivered as a result of the net settlement of an outstanding SARs or option, (ii) shares of common stock used to pay the exercise price or withholding taxes related to an outstanding award, or (iii) shares of common stock repurchased on the open market with the proceeds of the option exercise price.

Administration. The Plan is administered by the Compensation Committee. The Compensation Committee has the authority to designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof; establish, adopt or revise any rules and regulations as it may deem advisable to administer the Plan; delegate its authority in the manner described in the Plan; and make all other decisions and determinations that may be required under the Plan. The Board of Directors may at any time administer the Plan. If it does so, it will have all the powers of the Compensation Committee under the Plan.

Limitations on Transfer; Beneficiaries. No award will be assignable or transferable by an employee other than by will or the laws of descent and distribution or (except in the case of an incentive stock option) pursuant to a qualified domestic relations order. Notwithstanding the foregoing, the Compensation Committee may, but need not, permit other transfers where it concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any option intended to be an incentive stock option to fail to qualify as such, and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including, without limitation, state or federal tax or securities laws applicable to transferable awards. An employee may, in the manner determined by the Compensation Committee, designate a beneficiary to exercise the rights of the employee and to receive any distribution with respect to any award upon the employee’s death. Notwithstanding the foregoing, no right or interest of a participant in any unexercised or restricted award may be transferred or assigned for consideration.

Acceleration Upon Certain Events. Unless otherwise provided in an award certificate or other employee agreement, if an employee’s service terminates by reason of death, disability or retirement after age 65, all of such employee’s outstanding options, stock appreciation rights and other awards that may be exercised will become fully exercisable, all time-based vesting restrictions on his or her outstanding awards will lapse, and the target payout opportunities attainable under such employee’s outstanding performance-based equity awards will be deemed to have been fully earned as of the date of termination based upon an assumed achievement of all relevant performance goals at the “target” level and there will be a pro rata payout in cash or equity, as appropriate, to the employee or his or her estate within thirty (30) days following the date of termination based upon the length of time within the performance period that has elapsed prior to the date of termination. In addition, the Compensation Committee may determine that any performance-based criteria with respect to cash awards held by such person will be deemed wholly or partially satisfied as of the date of death, disability or retirement.

In addition, the Compensation Committee may, in accordance with, and subject to, the terms and provisions of the Plan, determine that upon an employee’s termination of service or upon the occurrence of a change in control, all or a portion of an employee’s options, SARs and other awards in the nature of rights that may be exercised will terminate and expire or become fully or partially exercisable, that all or a part of the restrictions on all or a portion of an employee’s outstanding awards will lapse, and/or that any performance-based criteria with respect to any awards held by an employee will be deemed to be wholly or partially satisfied, in each case, as of such date as the Compensation Committee may, in its sole discretion declare. The Compensation Committee may be selective and non-uniform among employees or among awards in exercising such discretion.

Adjustments. In the event of a stock split, a dividend payable in shares of common stock, or a combination or consolidation of the common stock into a lesser number of shares, the share authorization limits under the Plan will automatically be adjusted proportionately, and the shares then subject to each award will automatically be adjusted proportionately without any change in the aggregate purchase price for such award. If the Company is involved in another corporate transaction or event that affects the common stock, such as an extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares, the share authorization limits under the plan will be adjusted proportionately, and the Compensation Committee may adjust outstanding awards to preserve the benefits or potential benefits of the awards.

Termination and Amendment. The Board of Directors or the Compensation Committee may, at any time and from time to time, terminate or amend the Plan, but if an amendment to the Plan would materially increase the benefits accruing to employees, materially increase the number of shares of stock issuable, expand the types of awards that may be granted, materially expand the class of eligible employees, materially extend the term of the Plan or otherwise constitute a material change requiring stockholder approval under applicable listing requirements or laws, then such amendment will be subject to stockholder approval. In addition, the Board of Directors or the Compensation Committee may condition any amendment on the approval the stockholders for any other reason. No termination or amendment of the Plan may adversely affect any award previously granted without the written consent of the employee.

The Compensation Committee may amend or terminate outstanding awards. However, such amendments may require the consent of the employee and, unless approved by the stockholders, the exercise price of an outstanding option may not be reduced, directly or indirectly, and the original term of an option may not be extended.

Prohibition on Repricing. Outstanding stock options or stock appreciation rights cannot be repriced, directly or indirectly, without the prior consent of the Company’s stockholders. The modification or exchange of an “underwater” option or stock appreciation right (i.e., having an exercise price in excess of the current market value of the underlying stock) for cash or another award would be considered an indirect repricing and would, therefore, require the prior consent of the Company’s stockholders.

Compensation to Non-Employee Directors. Under the Plan, the aggregate cash and equity compensation granted to a non-employee director in any calendar year, as set by the Board of Directors or the Compensation Committee, may not exceed $150,000. For purposes of such limit, the value of awards will be determined based on the aggregate grant date fair value of all awards issued to the director in such year (computed in accordance with applicable financial accounting rules). The Compensation Committee shall have discretion as to the manner in awards are granted to such non-employee directors, including in the form of cash or equity.

Certain U.S. Federal Tax Effects

THE FOLLOWING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY UNDER THE PLAN BASED ON FEDERAL TAX LAWS AND REGULATIONS AS IN EFFECT ON THE DATE OF THIS PROXY STATEMENT. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE EMPLOYEE’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE EMPLOYEE MAY RESIDE.

Non-statutory Stock Options. There will be no federal income tax consequences to the optionee or to the Company upon the grant of a non-statutory stock option under the Plan. When the optionee exercises a non-statutory option, however, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the common stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding deduction, subject to any applicable limitations under Code Section 162(m). Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.

Incentive Stock Options. There generally will be no federal income tax consequences to the optionee or to the Company upon the grant or exercise of an incentive stock option. If the optionee holds the option shares for the required holding period of the later of two years after the date the option was granted or one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to such amount, subject to any applicable limitations under Code Section 162(m). While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.

Stock Appreciation Rights. An employee receiving a stock appreciation right under the Plan will not recognize income, and the Company will not be allowed a tax deduction, at the time the award is granted. When the employee exercises the stock appreciation right, the amount of cash and the fair market value of any shares of common stock received will be ordinary income to the employee and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Restricted Stock. Unless an employee makes an election to accelerate recognition of the income to the date of grant as described below, an employee will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock award is granted, provided that the award is nontransferable and is subject to a substantial risk of forfeiture. When the restrictions lapse, the employee will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). If the employee files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m) (discussed below). Any future appreciation in the stock will be taxable to the employee at capital gains rates. However, if the stock is later forfeited, the employee will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.

Restricted or Deferred Stock Units. An employee will not recognize income, and the Company will not be allowed a tax deduction, at the time a stock unit award is granted. Upon receipt of shares of common stock (or the equivalent value in cash or other property) in settlement of a stock unit award, an employee will recognize ordinary income equal to the fair market value of the common stock or other property as of that date (less any amount he or she paid for the stock or property), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Code Section 409A. It is intended that options, stock appreciation rights, restricted stock awards and stock unit awards granted under the Plan will be exempt from the application of Code Section 409A. If any award is structured in a way that would cause Code Section 409A to apply and if the requirements of 409A are not met, the taxable events as described above could apply earlier than described above and could result in the imposition of additional taxes and penalties.

Benefits to Named Executive Officers and Others

Because grants under the Plan are discretionary, the Company cannot now determine the number of Awards that will be granted to any particular executive officer, to all executive officers as a group or to non-executive officer employees or directors as a group. The number of such Awards will be determined by the Compensation Committee from time to time in accordance with the terms of the Plan. Please refer to the section entitled Performance-Based Incentive Compensation above for Awards made during the most recent fiscal year under the Plan to our named executive officers.

Recommendation and Vote Required

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THIS PROPOSAL.

The affirmative vote of a majority of the votes entitled to be cast by the stockholders of the Company’s common stock present or represented at the Annual Meeting and entitled to vote thereon is required to approve the amendment to the Company’s 2020 Stock and Incentive Plan.

PROPOSAL 4
APPROVAL OF AN AMENDMENT TO THE RIGHTS AGREEMENT

The Company is currently a party to a Rights Agreement, dated as of June 8, 2000, with Computershare Shareowner Services, LLC (formerly known as Mellon Investor Services LLC), as successor to ChaseMellon Shareholder Services, LLC, as amended by Amendment No. 1 thereto dated as of May 30, 2008, Amendment No. 2 thereto dated as of May 24, 2010, Amendment No. 3 thereto dated July 2, 2010, Amendment No. 4 thereto dated as of May 15, 2013, Amendment No. 5 thereto dated as of June 18, 2015, Amendment No. 6 thereto dated as of July 30, 2015, and Amendment No. 7 thereto dated as of June 27, 2018 (as amended, the “Rights Agreement”).

Under Amendment No. 7 to the Rights Agreement, the Rights Agreement will expire on the 30th day after the 2021 Annual Meeting unless continuation of the Rights Agreement is approved by the stockholders of the Company at the Annual Meeting. If continuation of the Rights Agreement is so approved by our stockholders, the Company will enter into Amendment No. 8 to the Rights Agreement. Pursuant to Amendment No. 8, the Rights Agreement will be amended to continue in effect until the 30th day after the 2024 Annual Meeting unless continuation of the Rights Agreement is approved by the stockholders of the Company at the 2024 Annual Meeting or as otherwise set forth therein.

The Board of Directors believes that maintaining the Rights Agreement is an important tool with which it can protect stockholder value. The rights to purchase preferred stock as set forth in the Rights Agreement (the “Rights”) are intended to protect the stockholders of the Company in the event of an unfair or coercive offer to acquire the Company and to provide the Board of Directors with adequate time to evaluate unsolicited offers. The Rights may have anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire the Company without conditioning its offer on a substantial number of shares being acquired. The Rights, however, should not inhibit any prospective offeror willing to make an offer at a fair price and otherwise in the best interests of the Company and its stockholders, as determined by the Board of Directors. The Rights should also not interfere with any merger or other business combination approved by the Board of Directors.

Description of the Rights Agreement

The following is a summary of the material terms of the Rights Agreement, as proposed to be amended by Amendment No. 8 thereto. The statements below are only a summary, and we refer you to the full text of the Rights Agreement, and each of Amendments Nos. 1 to 7 thereto, as well as the proposed Amendment No. 8 thereto, which can be found attached to this proxy statement as Appendix B.

Under the terms of the Rights Agreement, each share of common stock outstanding has one Right attached to it, so that the purchase of a share of common stock is also a purchase of the attached Right. Except as set forth below, each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Preferred Stock, par value $1.00 per share (“Series A Shares”), at a price of $65.00 (the “Purchase Price”), subject to adjustment. The Purchase Price shall be paid in cash.

Until the “Separation Date,” no separate certificates evidence the Rights (“Rights Certificates”), and the Rights are evidenced by the certificates or book entry accounts of the associated common stock, and the Rights may be transferred with, and only with, the associated common stock certificates or associated book entry accounts so that the surrender for transfer of any certificates for common stock or any book entry transfer of common stock also constitutes the transfer of the Rights associated with the common stock represented by such certificates or book account.

The “Separation Date” is the earlier to occur of (a) 10 business days following a public announcement that a person or group of affiliated or associated persons (collectively, an “Acquiring Person”) has acquired, or obtained the right to acquire, beneficial ownership of 20% or more of the outstanding common stock or (b) 15 business days (or such later date as may be determined by the action of the Board before any person becomes an Acquiring Person) following the commencement of a tender offer or exchange offer if, upon consummation thereof, such person or group would be the beneficial owner of 20% or more of the outstanding common stock. As soon as practicable following the Separation Date, separate Rights Certificates will be mailed to holders of record of the common stock as of the close of business on the Separation Date and, thereafter, such separate Rights Certificates alone will evidence the Rights.

Notwithstanding the foregoing, the Board of Directors may determine, in the exercise of its reasonable judgment, that a person who would otherwise be an “Acquiring Person,” as defined pursuant to the foregoing definition, shall not be deemed to be an “Acquiring Person,” provided, that, and for so long as (i) such person, together with all affiliates and associates of such person, shall be the beneficial owner of not more than 23% of the common stock then outstanding and (ii) on or before the date upon which such person would otherwise be an “Acquiring Person,” as defined pursuant to the foregoing definition, such person, on behalf of or together with all affiliates and associates of such person, shall have executed and delivered to the Company, and shall be bound by and subject to, a standstill agreement satisfactory in form and substance to the Board of Directors.

In addition, Transcosmos inc., and its direct and indirect subsidiaries and affiliates (collectively, the “Transcosmos Entities”) shall not be deemed an “Acquiring Person” so long as the Transcosmos Entities do not increase their beneficial ownership to greater than 5% of the Company’s then outstanding common stock (excluding the securities purchased under the Securities Purchase Agreement, dated May 15, 2013 by and between the Company and Transcosmos inc (the “Purchase Agreement”)) and are otherwise in compliance with the terms of the standstill provisions set forth in Section 5.7 of the Purchase Agreement.

The Rights are not exercisable until the Separation Date and will expire on the 30th day after the 2022 Annual Meeting unless continuation of the Rights Agreement is approved by the stockholders of the Company at the 2022 Annual Meeting (the “Final Expiration Date”), unless earlier redeemed by the Company as described below.

In the event that (a) a person becomes an Acquiring Person, or (b) the Board of Directors declares any person to be an adverse person upon a determination that such person has become the beneficial owner of a substantial amount of common stock (which shall in no event be less than 10% of the Common Shares then outstanding), the Rights Agreement provides that proper provision shall be made so that each holder of a Right will thereafter be entitled to receive, upon exercise, common stock (or, in certain circumstances, cash, property or other securities of the Company) having a value equal to two times the exercise price of the Right.

In the event that, at any time following the first date of public announcement by the Company or an Acquiring Person indicating that an Acquiring Person has become such (the “Shares Acquisition Date”), (a) the Company engages in a merger or other business combination transaction in which the Company is not the surviving corporation, (b) the Company engages in a merger or other business combination transaction with another person in which the Company is the surviving corporation, but in which its common stock are changed or exchanged or (c) 50% or more of the Company’s assets or earning power is sold or transferred, the Rights Agreement provides that proper provision shall be made so that each holder of a Right shall thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, common shares of the acquiring company having a value equal to two times the exercise price of the Right.

The Board of Directors may, at its option, at any time after the right of the Board of Directors to redeem the Rights has expired or terminated (with certain exceptions), exchange all or part of the then outstanding and exercisable Rights (other than those held by the Acquiring Person) for common stock at a ratio of one Common Share per Right, as adjusted; provided, however, that such Right cannot be exercised once a Person, together with such Person’s Affiliates and Associates, becomes the owner of 50% or more of the outstanding common stock. If the Board authorizes such an exchange, the Rights will immediately cease to be exercisable.

The Rights Agreement contains provisions intended to prevent the utilization of voting trusts or similar arrangements that could have the effect of rendering ineffective or circumventing the beneficial ownership rules set forth in the Rights Agreement, as well as provisions under which any Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person shall immediately become null and void.

The Purchase Price payable, and the number of Series A Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (a) in the event of a dividend of Series A Shares on, or a subdivision, combination or reclassification of, the Series A Shares, (b) upon the grant to holders of the Series A Shares of certain rights or warrants to subscribe for Series A Shares or securities convertible into Series A Shares at less than the current market price of the Series A Shares or (c) upon the distribution to holders of the Series A Shares of debt securities or assets (excluding regular quarterly cash dividends and dividends payable in Series A Shares) or of subscription rights or warrants (other than those referred to above).

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional shares that are not integral multiples of one one-thousandth of a Series A Share will be issued and, in lieu thereof, an adjustment in cash will be made based on the closing price of the Series A Shares on the last trading date prior to the date of exercise.

At any time after the date of the Rights Agreement until the earlier of (A) the date a Person becomes an Acquiring Person or (B) the Final Expiration Date, the Board may redeem the Rights in whole, but not in part, at a price of $0.001 per Right, subject to adjustment (the “Redemption Price”). Immediately upon the action of the Board ordering redemption of the Rights, the Rights will no longer be exercisable. Thereafter the only right of the holders of Rights will be to receive the Redemption Price.

Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to shareholders or to the Company, shareholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for common stock (or other consideration) of the Company or for common shares of the Acquiring Person as set forth above.

The Rights Agreement further provides that in the event the Company receives a “Qualifying Offer” (that has not been terminated prior thereto and which continues to be a Qualifying Offer), stockholders representing at least 10% of the shares of common stock then outstanding may request that the Board of Directors call a special meeting of the stockholders to vote to exempt the Qualifying Offer from the operation of the Rights Agreement not earlier than 90, nor later than 120, business days following the commencement of such offer. The Board of Directors must then call and hold a special meeting of the stockholders for a vote on exempting such offer from the terms of the Rights Agreement within 90 business days following receipt of the stockholder demand for the meeting; provided that such period may be extended if, prior to the vote, the Company enters into an agreement (that is conditioned on the approval by the holders of not less than a majority of the outstanding shares of common stock) with respect to a merger, recapitalization, share exchange or a similar transaction involving the Company or the direct or indirect acquisition of more than 50% of the Company’s consolidated total assets (a “Definitive Acquisition Agreement”), until the time of the meeting at which the stockholders will be asked to vote on the Definitive Acquisition Agreement. If no Acquiring Person has emerged, the offer continues to be a Qualifying Offer and if stockholders representing at least a majority of the shares of common stock represented at the meeting at which a quorum is present vote in favor of redeeming the Rights, then such Qualifying Offer shall be deemed exempt from the Rights Agreement on the date that the vote results are certified. If no Acquiring Person has emerged and no special meeting is held by the date required, the Rights will be redeemed, without the need for action by the Board of Directors, at the close of business on the tenth business day following that date.

A “Qualifying Offer,” in summary terms, is an offer determined by the Board of Directors to have each of the following characteristics which are generally intended to preclude offers that are coercive, abusive or clearly illegitimate:
•is an all-cash tender offer or stock exchange offer or combination thereof for any and all of the outstanding shares of common stock of the Company;

•is an offer that has commenced within the meaning of Rule 14d-2(a) under the Securities Exchange Act of 1934, as amended, and is made by an offeror (including its affiliates or associates) that beneficially owns no more than 1% of the outstanding common stock of the Company as of the date of such commencement;

•is an offer whose per-share price represents a reasonable premium over the highest market price of the Company’s common stock in the preceding 24 months, with, in the case of an offer that includes shares of common stock of the offeror, such per-share offer price being determined using the lowest reported market price for common stock of the offeror during the five trading days immediately preceding and the five trading days immediately following the commencement of the offer;

•is an offer which, within 20 business days after the commencement date of the offer (or within 10 business days after any increase in the offer consideration), does not result in a nationally recognized investment banking firm retained by the Board of Directors rendering an opinion to the Board of Directors that the consideration being offered to the Company’s stockholders is either unfair or inadequate;

•is subject only to the minimum tender condition described below and other customary terms and conditions, which conditions shall not include any requirements with respect to the offeror or its agents being permitted to conduct any due diligence with respect to the books, records, management, accountants and other outside advisers of the Company;

•is accompanied by an irrevocable written commitment by the offeror to the Company that the offer will remain open for at least 120 business days and, if a special meeting is duly requested by the Company’s stockholders with respect to the offer, at least 10 business days after the date of the special meeting or, if no special meeting is held within 90 business days following receipt of the notice of the special meeting, for at least 10 business days following that 90-day period;

•is accompanied by an irrevocable written commitment by the offeror to the Company that, in addition to the minimum time periods specified above, the offer will be extended for at least 15 business days after any increase in the price offered, and after any bona fide alternative offer is made;

•is conditioned on a minimum of a majority of the shares of the Company’s common stock being tendered and not withdrawn as of the offer’s expiration date;

•is accompanied by an irrevocable written commitment by the offeror to the Company to consummate promptly upon successful completion of the offer a second-step transaction whereby all shares of the Company’s Common Stock not tendered into the offer will be acquired at the same consideration per share actually paid pursuant to the offer, subject to stockholders’ statutory appraisal rights, if any;

•is accompanied by an irrevocable written commitment by the offeror to the Company that no amendments will be made to the offer to reduce the offer consideration or otherwise change the terms of the offer in a way that is adverse to a tendering stockholder; and

•is accompanied by certifications of the offeror and its chief executive officer and chief financial officer (in their individual capacities) that all information that may be material to an investor’s decision to accept the offer have been disclosed, and will continue to be disclosed promptly for the pendency of the offer, fully and accurately disclosed.

Any offers that have cash as all or partial consideration are subject to further conditions for qualification as “Qualifying Offers,” as set forth in the Rights Agreement. These conditions generally require assurance that the offer is fully financed and that the offeror has sufficient committed resources to consummate the offer. Any offers that have acquiror common stock as all or partial consideration are subject to further conditions for qualification as “Qualifying Offers,” as set forth in the Rights Agreement. These conditions generally require certain safeguards regarding, and access to information about, the acquiror to allow an informed determination as to the value of and risks associated with the stock, including safeguards against developments that adversely affect the value of the stock, that the acquiror’s stock (which may not have subordinated voting rights nor may its ownership be heavily concentrated in one person or group) is listed on a national exchange, that the acquiror meets certain seasoned issuer standards under the Securities Act of 1933 and that no acquiror stockholder approval of the issuance of the consideration to the Company’s stockholders is necessary after commencement of the offer.

The provisions of the Rights Agreement may be amended by the Board of Directors without approval of the holders of Rights; provided, however, that following the date on which a person has become an Acquiring Person, no such amendment will adversely affect the interests of holders of Rights.

Recommendation and Vote Required

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THIS PROPOSAL.

The affirmative vote of the stockholders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve the amendment to the Rights Agreement.

PROPOSAL 5
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Based on the recommendation of the Audit Committee, the Company has selected BDO USA, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2021.

Recommendation and Vote Required

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THIS PROPOSAL.

Ratification of the appointment of BDO USA, LLP as the Company’s independent auditors will require the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting. In the event stockholders do not ratify the appointment of BDO USA, LLP as the Company’s independent auditors, such appointment may be reconsidered by the Audit Committee and the Board of Directors. Representatives of BDO USA, LLP will be present at the Annual Meeting to respond to appropriate questions and to make such statements as they may desire.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required for approval of this proposal.

Fees billed to the Company by BDO USA, LLP for the years 2020 and 2019

The following table sets forth (i) the aggregate fees billed by BDO USA, LLP relating to the audit of the 2020 and 2019 consolidated financial statements and (ii) the fees for other professional services billed by BDO USA, LLP in connection with services rendered during 2020 and 2019.

Fee Type	2020	2019

Audit fees (a)	$716,000	$772,000
Audit-related fees (b)	$69,000	$68,000
Tax fees (c)	$5,000	$5,000
All other fees	$—	$—

(a)Includes fees for professional services rendered in connection with the audits of the annual financial statements and the effectiveness of internal control over financial reporting, reviews of the quarterly financial statements, and services provided in connection with other regulatory filings.
(b)Consists of aggregate fees billed for assurance services provided in connection with reports on certain internal controls under Statement on Standards for Attestation Engagements (SSAE) No. 18.
(c)Consists of fees billed related to tax compliance related services.

All of the fees listed in the chart above were pre-approved by the Audit Committee, which concluded that the provisions of such services by BDO USA, LLP was compatible with the maintenance of that firm’s independence in the conduct of its audit.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accountants

The Audit Committee pre-approves all audit and permissible non-audit services provided by the Company’s independent auditors. These services may include audit services, audit related services, tax and other services. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case by case basis. During 2020 all audit, non-audit and tax services provided by BDO USA, LLP were pre-approved by the Audit Committee in accordance with this policy.

Report of the Audit Committee for the Fiscal Year Ended December 31, 2020

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2020. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the 1934 Securities Exchange Act, as amended, except to the extent that the Company specifically incorporates such information by reference in such filing.

The Audit Committee of the Company’s Board is comprised of three independent directors. During fiscal year 2020, the members of the Audit Committee were Mr. Beatson, Ms. Luechtefeld and Mr. Frankfurt.

Management is responsible for the Company’s internal controls and the financial reporting process. The independent accountants (“auditors”) are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with Public Company Accounting Oversight Board ("PCAOB") standards and issuing a report thereon. The Audit Committee’s responsibility is to monitor these processes. The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company’s financial statements. The Audit Committee approved the appointment of the Company’s auditors, BDO USA, LLP, for the fiscal year ended December 31, 2020.

In fulfilling its oversight responsibility of appointing and reviewing the services performed by the Company’s independent auditors, the Audit Committee carefully reviews the policies and procedures for the engagement of the independent auditor, including the scope of the audit, audit fees, auditor independence matters and the extent to which the independent auditor may be retained to perform non-audit related services. The Audit Committee considered the independent auditors’ provision of non-audit services in 2020 and determined that the provision of those services is compatible with and does not impair the auditors’ independence.

The Audit Committee discussed with the Company’s auditors the scope and plans for the independent audit. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has reviewed and discussed with management and the auditors the Company’s audited financial statements, including the auditor’s judgments about the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. In addition, the Audit Committee reviewed and discussed with management and the auditors both management’s annual report on internal control over financial reporting and the report of the auditors with respect thereto. The Audit Committee discussed with the Company’s auditors such other matters as are required to be discussed between the Audit Committee and the independent registered public accounting firm under PCAOB standards. The Audit Committee has received from the Company’s auditors the written disclosures and letter required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the Company’s auditors.

In addition, the Audit Committee met with the auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

Based on the Audit Committee’s discussion with management and the auditors and the Audit Committee’s review of the representations of management and the report of the auditors to the Audit Committee, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the Securities and Exchange Commission.

David I. Beatson
Monica Luechtefeld
Robert Frankfurt

GENERAL INFORMATION
Voting by Ballot

All matters specified in this Proxy Statement that are to be voted on at the Annual Meeting will be by written ballot. One or more inspectors of election will be appointed, among other things, to determine the number of shares outstanding and the voting power of each, the shares represented at the Annual Meeting, the existence of a quorum and the authenticity, validity and effect of proxies, to receive votes or ballots, to hear and determine all challenges and questions in any way arising in connection with the right to vote, to count and tabulate all votes and to determine the result.

Admission to Annual Meeting

Attendance at the Annual Meeting is limited to stockholders. Admission to the meeting will be on a first-come, first-serve basis. Registration will begin at 9:30 a.m. and each stockholder will be asked to present valid picture identification such as a driver’s license or passport. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting. Attendees this year will also be required to wear a face covering and adhere to social distancing requirements. We encourage you to vote your shares by telephone, internet or mail in advance of the Annual Meeting.

Stockholder Proposals for the 2022 Annual Meeting

A stockholder desiring to nominate a director or submit an otherwise eligible proposal for inclusion in the Company’s Proxy Statement for the 2022 annual meeting of stockholders of the Company in accordance with the procedures set forth in our bylaws must deliver the proposal so that it is received by the Company no later than April 28, 2022, which is the date that is 90 days prior to the first anniversary of the date of the 2021 Annual Meeting. The Company requests that all such proposals be addressed to the Company’s Secretary at the Company’s principal executive offices, 505 Millennium Drive, Allen, Texas 75013, and mailed by certified mail, return-receipt requested.

Under Rule 14a-8(e) of the Exchange Act, stockholder proposals intended to be presented at the 2022 annual stockholders meeting must be received by us on or before January 18, 2022 to be eligible for inclusion in our Proxy Statement and proxy card related to that meeting. Only proper proposals under Rule 14a-8 of the Exchange Act that are timely received will be included in the Proxy Statement for the 2022 annual meeting of stockholders.

As set forth more fully in the Company’s bylaws, a stockholder’s notice of business to be brought before the annual meeting must include certain information, including a brief description of the business brought before the meeting and reasons for conducting such business, all information related to any director nominee required by the Exchange Act, the name and address of the stockholder proposing such business or nominating a director, the class and number of shares of capital stock of the Company owned by such stockholder and any material interest or relationship such stockholder or beneficial owner has related to the business or director nominee.

Financial and Other Information

The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 is being sent to stockholders of record as of the Record Date together with this Proxy Statement.

OTHER MATTERS

The Board knows of no matters other than those described in this Proxy Statement that are likely to come before the Annual Meeting. If any other matters properly come before the Annual Meeting, or any adjournments thereof, the persons named in the accompanying form of proxy intend to vote the proxies in accordance with their best judgment.

By Order of the Board of Directors,

Michael Willoughby
Chief Executive Officer
Allen, Texas
June 14, 2021

Appendix A

AMENDED AND RESTATED

PFSWEB, INC. 2020 STOCK AND INCENTIVE PLAN

ARTICLE 1

PURPOSE

1.1. GENERAL . The Amended and Restated PFSweb, Inc. 2020 Stock and Incentive Plan (the “Plan”) is designed to align the interest of the employees, officers, consultants and non-employee Directors of PFSweb, Inc. (the “Company”) with those of the long-term stockholders of the Company. We believe offering such persons incentives to put forth maximum efforts for the success of the Company’s business and affording such persons an opportunity to acquire an ownership interest in the Company aligns the interests of such persons with the Company’s stockholders. Additionally, such Plan is a critical element of our compensation program and ability to attract and retain experienced and qualified personnel in a competitive marketplace.

ARTICLE 2

DEFINITIONS

2.1. DEFINITIONS . As used herein the following words and phrases shall have the following meanings:

(a)“Affiliate” means (i) any Subsidiary or Parent, or (ii) any entity of which the Company owns or controls, directly or indirectly, 10% of more of the outstanding shares of stock entitled to vote for the election of directors, or of comparable equity participation and voting power.

(b)“Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Deferred Stock Unit Award, Performance Award, Dividend Equivalent Award, Interest Equivalent Award, Other Stock-Based Award, Performance-Based Cash Awards, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

(c)“Award Certificate” means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award. Award Certificates may be in the form of individual award agreements or certificates or a program document describing the terms and provisions of an Awards or series of Awards under the Plan.

(d)“Board” means the Board of Directors of the Company.

(e)“Cause” means, with respect to a Participant’s termination of employment or termination of consultancy, the following: (a) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of determination (or such an agreement does not define “cause” (or words of like import)), (i) a Participant’s gross negligence or willful misconduct with regard to the Company or an Affiliate or their assets, (ii) a Participant’s misappropriation or fraud with regard to the Company or an Affiliate or their assets (other than good-faith expense account disputes), (iii) a Participant’s willful and continued failure to substantially perform the Participant’s duties (other than any such failure resulting from incapacity due to physical or mental illness), which is not remedied within 10 days of delivery of notice to the Participant thereof, (iv) a Participant’s conviction of, or the pleading of guilty or nolo contendere to, a felony or criminal offense punishable by a term of imprisonment (other than a traffic violation), or (v) the Participant’s willful violation of any written policy of the Company or an Affiliate or breach of any confidentiality or non-competition covenant entered into between the Participant and the Company or an Affiliate; or (b) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of determination that defines “cause” (or words of like import), “cause” as defined under such agreement; provided, however, that with regard to any agreement under which the definition of “cause” only applies on occurrence of a Change in Control, such definition of “cause” shall not apply until a Change in Control actually takes place and then only with regard to a termination thereafter, and prior to a Change in Control “cause” shall be defined as provided in subsection (a) above. With respect to a Participant’s termination of directorship, “cause” means an act or failure to act that constitutes cause for removal of a director under applicable Delaware law. The determination of the Committee as to the existence of “Cause” shall be conclusive on the Participant and the Company.

(f)“Change in Control” shall be deemed to have occurred after the Effective Date:

(i)upon any “person” as such term is used in Sections 13(d) and 14(d) of the 1934 Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by all of the stockholders of the Company in substantially the same proportions as their ownership of Stock of the Company), becoming the owner (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities (including, without limitation, securities owned at the time of any increase in ownership);

2.during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than

(x)a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (i) or (iii) of this section, or (y) a director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved (the “Incumbent Directors”), cease for any reason to constitute at least a majority of the Board;

(1)upon the merger or consolidation of the Company with, or the sale of all or substantially all of the assets of the Company to, any other corporation or other entity, in each case, unless, following such merger, consolidation or sale (A) the voting securities of the Company outstanding immediately prior thereto continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving or purchasing entity (the “Surviving Entity”)) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or the Surviving Entity outstanding immediately after such merger, consolidation or sale; and (B) at least a majority of the members of the board of directors of the Surviving Entity were Incumbent Directors at the time of the execution of the initial agreement, or of the action of the Board, providing for such merger, consolidation or sale; or

(2)upon the approval by the Company’s stockholders of a plan of complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, for any Awards that constitute a nonqualified deferred compensation plan within the meaning of Section 409A(d) of the Code, Change in Control shall have the same meaning as set forth in any regulations, revenue procedure or revenue rulings issued by the Secretary of the United States Treasury applicable to such plans.

(g)“Code” means the Internal Revenue Code of 1986, as amended from time to time, and includes a reference to the underlying final regulations.

(h)“Committee” means the committee of the Board described in Article 4.

(i)“Company” means PFSweb, Inc., a Delaware corporation, or any successor corporation.

(j)“Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee, officer, consultant or director of the Company or any Affiliate, as applicable; provided, however, that for purposes of an Incentive Stock Option, or a Stock Appreciation Right issued in tandem with an Incentive Stock Option, “Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee of the Company or any Parent or Subsidiary, as applicable, pursuant to applicable tax regulations. Continuous Status as a Participant shall continue to the extent provided in a written severance or employment agreement during any period for which severance compensation payments are made to an employee, officer, consultant or director and shall not be considered interrupted in the case of any short-term disability or leave of absence authorized in writing by the Company prior to its commencement; provided, however, that for purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Notwithstanding the foregoing, for any Awards that constitute a nonqualified deferred compensation plan within the meaning of Section 409A (d) of the Code, Continuous Status as a Participant shall mean the absence of any “separation from service” or similar concept as set forth in any regulations, revenue procedure or revenue rulings issued by the Secretary of the United States Treasury applicable to such plans.

(k)“Deferred Stock Unit” means a right granted to a Participant under Article 11.

(m)“Director” means a member of the Board.

(n)“Disability” or “Disabled” has the same meaning as provided in the long-term disability plan or policy maintained by the Company or if applicable, most recently maintained, by the Company or if applicable, an Affiliate, for the Participant, whether or not such Participant actually receives disability benefits under such plan or policy. If no long-term disability plan or policy was ever maintained on behalf of Participant or if the determination of Disability relates to an Incentive Stock Option, or a Stock Appreciation Right issued in tandem with an Incentive Stock Option, Disability means Permanent and Total Disability as defined in Section 22(e)(3) of the Code. In the event of a dispute, the determination whether a

Participant is Disabled will be made by the Committee and may be supported by the advice of a physician competent in the area to which such Disability relates. Notwithstanding the foregoing, for any Awards that constitute a nonqualified deferred compensation plan within the meaning of Section 409A(d) of the Code, Disability shall have the same meaning as set forth in any regulations, revenue procedure or revenue rulings issued by the Secretary of the United States Treasury applicable to such plans.

(o)“Dividend Equivalent” or “Interest Equivalent” means a right granted to a Participant under Article 12.

(p)“Effective Date” has the meaning assigned such term in Section 3.1.

(q)“Eligible Participant” means an employee, officer, consultant or director of the Company or any Affiliate.

(r)“Exchange” means the Nasdaq National Market, Small Cap Market or any other national securities exchange on which the Stock may from time to time be listed or traded.

(s)“Fair Market Value”, on any date, means (i) if the Stock is listed on a securities exchange or is traded over the Nasdaq Capital Market, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange or traded over the Nasdaq Capital Market, the mean between the bid and offered prices as quoted by Nasdaq for such date, provided that if the Committee determines that the fair market value is not properly reflected by such Nasdaq quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable.

(t)“Full-Value Award” means an Award other than in the form of an Option or Stock Appreciation Right, and which is settled by the issuance of

Shares.

(u)“Good Reason” means, with respect to a Participant’s termination of employment or termination of consultancy, the following: (a) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of determination (or such an agreement does not define “good reason” (or words of like import)), without the Participant’s consent: (i) a material reduction in the Participant’s base salary as then in effect, or (ii) a material reduction, measured in terms of aggregate value rather than on an individual benefit basis, of employee benefits to which the Participant is entitled (other than an overall reduction in benefits that affects substantially all full-time employees of the Company and its Affiliates); provided that any event described in clause (i) or (ii) above shall constitute Good Reason only if the Company fails to cure such event within 30 days after receipt from the Participant of written notice of the event which constitutes Good Reason; and provided, further, that Good Reason shall cease to exist for an event on the 60th day following the later of its occurrence or the Participant’s knowledge thereof, unless the Participant has given the Company written notice thereof prior to such date; or (b) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of determination that defines “good reason” (or words of like import), “good reason” as defined under such agreement; provided, however, that with regard to any agreement under which the definition of “good reason” only applies on occurrence of a Change in Control, such definition of “good reason” shall not apply until a Change in Control actually takes place and then only with regard to a termination thereafter, and prior to a change in control “good reason” shall be defined as provided in subsection (a) above.

(v)“Grant Date” of an Award means the first date on which all necessary corporate action has been taken to approve the grant of the Award as provided in the Plan, or such later date as is determined and specified as part of that authorization process.

(w)“Incentive Stock Option” means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.

(x)“Non-Employee Director” means a Director of the Company who is not a common law employee of the Company or an Affiliate.

(y)“Nonstatutory Stock Option” means an Option that is not an Incentive Stock Option.

(z)“Option” means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

(aa)“Other Stock-Based Award” means a right, granted to a Participant under Article 13, that relates to or is valued by reference to Stock or other Awards relating to Stock.
(ab)“Original Plan” means the Plan approved by the stockholders of the Company at the annual meeting of stockholders of the Company held on June 30, 2020.

(ac)“Parent” means a corporation, limited liability company, partnership or other entity which owns or beneficially owns a majority of the outstanding voting stock or voting power of the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Parent shall have the meaning set forth in Section 424(e) of the Code.

xxix.“Participant” means a person who, as an employee, officer, director or consultant of the Company or any Affiliate, has been granted an Award under the Plan; provided that in the case of the death of a Participant, the term “Participant” refers to a beneficiary designated pursuant to Section 14.5 or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law.

xxx.“Performance Award” means Performance Shares, Performance Units or Performance-Based Cash Awards granted pursuant to Article 9.

xxxi.“Performance-Based Cash Award” means a right granted to a Participant under Article 9 to a cash award to be paid upon achievement of such performance goals as the Committee establishes with regard to such Award.

xxxii.“Performance Share” means any right granted to a Participant under Article 9 to a share to be valued by reference to a designated number of Shares to be paid upon achievement of such performance goals as the Committee establishes with regard to such Performance Share.

xxxiii.“Performance Unit” means a right granted to a Participant under Article 9 to a unit valued by reference to a designated amount of cash or property other than Shares, to be paid to the Participant upon achievement of such performance goals as the Committee establishes with regard to such Performance Unit.

xxxiv.“Person” means any individual, entity or group, within the meaning of Section 3(a)(9) of the 1934 Act and as used in Section 13(d)(3) or 14(d)

(2)of the 1934 Act.

(a)“Plan” means this PFSweb, Inc. 2020 Stock and Incentive Plan, as amended or supplemented from time to time.

(b)“Prior Plan” means the PFSweb, Inc. 2018 Stock and Incentive Plan.

(c)“Restricted Stock Award” means Stock granted to a Participant under Article 10 that is subject to certain restrictions and to risk of forfeiture.

(d)“Restricted Stock Unit Award” means the right granted to a Participant under Article 10 to receive Shares (or the equivalent value in cash or other property) in the future, which right is subject to certain restrictions and to risk of forfeiture.

(e)“Retirement” means a Participant’s voluntary termination of employment or consultancy at or after age sixty-five (65) or such earlier retirement date as may be approved by the Committee with regard to such Participant. With respect to a Participant’s termination of service as a director, Retirement means the failure to stand for reelection or other retirement as a director after a Participant has attained age sixty-five (65) or such earlier retirement date as may be approved by the Committee with regard to such Participant.

(f)“Shares” means shares of the Company’s Stock. If there has been an adjustment or substitution pursuant to Section 15.1, the term “Shares” shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted pursuant to Section 15.1.

(g)“Stock” means the common stock of the Company and such other securities of the Company as may be substituted for Stock pursuant to Article

15.

(h)“Stock Appreciation Right” or “SAR” means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a Share as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to Article 8.

(i)“Subsidiary” means any corporation, limited liability company, partnership or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Subsidiary shall have the meaning set forth in Section 424(f) of the Code.

(j)“1933 Act” means the Securities Act of 1933, and the rules promulgated thereunder, each as amended from time to time.

(k)“1934 Act” means the Securities Exchange Act of 1934, and the rules promulgated thereunder, each as amended from time to time.

ARTICLE 3

EFFECTIVE DATE

3.1 EFFECTIVE DATE . The Original Plan was adopted by the Board at the Company’s Board meeting on April 30, 2020. The Original Plan was approved by the stockholders of the Company at the annual meeting of stockholders of the Company held on June 30, 2020, and the Original Plan became effective as of the date of such stockholder approval. On and after stockholder approval of the Original Plan, no awards shall be granted under the Prior Plan, but all outstanding awards previously granted under the Prior Plan shall remain outstanding and subject to the terms of the Prior Plan. This Amended and Restated Plan was adopted by the Board at the Company’s Board meeting on June 1, 2021. This Amended and Restated Plan shall be subject to approval by the stockholders of the Company at the annual meeting of stockholders of the Company held on July 27, 2021, and this Amended and Restated Plan shall become effective as of the date of such stockholder approval.

ARTICLE 4

ADMINISTRATION

4.1. COMMITTEE . The Plan shall be administered by a Committee appointed by the Board (which Committee shall consist of at least two directors) or, at the discretion of the Board from time to time, the Plan may be administered by the Board. Unless otherwise designated by the Board, the Compensation Committee of the Board shall serve as the Committee administering the Plan. The Board may reserve to itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes. To the extent the Board has reserved any authority and responsibility or during any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board. To the extent any action of the Board under the Plan conflicts with actions taken by the Committee, the actions of the Board shall control. Notwithstanding any provision of this Plan to the contrary, for such period of time as the Stock is or becomes registered under Section 12 of the 1934 Act, each member of the Committee shall be (i) an “independent director” within the meaning of NASDAQ Rule 5605, (ii) a “non-employee director” within the meaning of Rule 16b-3 promulgated under the 1934 Act.

4.2. ACTION AND INTERPRETATIONS BY THE COMMITTEE . For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the Plan, as the Committee may deem appropriate. The Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Certificate and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s or an Affiliate’s independent certified public accountants, Company counsel or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

4.3. AUTHORITY OF COMMITTEE . Except as provided below, the Committee has the exclusive power, authority and discretion to: (a) grant Awards; (b) designate Participants; (c) determine the type or types of Awards to be granted to each Participant; (d) determine the number of Awards to be granted and the number of Shares or dollar amount to which an Award will relate; (e) determine the terms and conditions of any Award granted under the Plan, including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines; (f) determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(g)prescribe the form of each Award Certificate, which need not be identical for each Participant; (h) decide all other matters that must be determined in connection with an Award; (i) establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan; (j) make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan; (k) amend the Plan or any Award Certificate as provided herein; and (l) adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or any Affiliate may operate, in order to assure the viability of the benefits of Awards granted to participants located in such other jurisdictions and to meet the objectives of the Plan.

Notwithstanding the above, the Board or the Committee may, by resolution, expressly delegate to a special committee, consisting of one or more directors who are also officers of the Company, the authority, within specified parameters, to (i) designate Eligible Participants to be recipients of Awards under the Plan, and (ii) to determine the number of such Awards to be granted to any such Participants; provided that such delegation of duties and responsibilities to such special committee may not be made with respect to the grant of Awards to eligible participants who are subject to Section 16(a) of the 1934 Act at the Grant Date. The acts of such delegates shall be treated hereunder as acts of the Board and such delegates shall report regularly to the Board or the Committee regarding the delegated duties and responsibilities and any Awards so granted.

4.4. AWARD CERTIFICATES . Each Award shall be evidenced by an Award Certificate. Each Award Certificate shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

4.5 RULE 16b-3 UNDER 1934 ACT . Notwithstanding any provision of this Plan to the contrary, if, or at such time as, the Stock is or becomes registered under the 1934 Act, the Plan shall be administered in a manner consistent with Rule

16b-3 promulgated thereunder and the exemptions set forth therein in respect of all grants of Awards hereunder to persons required to file reports under Section 16(a) of the 1934 Act.

ARTICLE 5

SHARES SUBJECT TO THE PLAN

5.1. NUMBER OF SHARES . Subject to adjustment as provided in Sections 5.2 and 15.1, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 4,500,000, plus a number of unissued Shares (not to exceed 2,293,945) under Awards issued and outstanding under the Prior Plan as of June 30, 2020 which are thereafter canceled, terminated, expired, forfeited, not purchased or lapse for any reason, in accordance with the provisions of Section 5.2 below. Any or all of such Shares reserved and available for issuance under the Plan may be issued upon exercise of Incentive Stock Options granted under the Plan. On or after stockholder approval of this Plan, no Awards shall be granted under the Prior Plan, but all outstanding Awards previously granted under the Prior Plan shall remain outstanding and subject to the terms of the Prior Plan.

5.2. SHARE COUNTING .

(a)To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any unissued Shares from such Award will again be available for issuance pursuant to Awards granted under the Plan.

(b)For purposes of computing how many Shares remain available for Awards under the Plan, each Share that is granted in a Full-Value Award will be counted against the Share limit set forth in Section 5.1 as 1.22 Shares. To the extent that a Full Value Award is canceled, terminates, expires, is forfeited or lapses for any reason, any unissued Shares from such Award will again be available for issuance pursuant to Awards granted under the Plan at the rate of 1.22 Shares.

(c)The following Shares may not again be made available for issuance as Awards under the Plan: (i) Shares not issued or delivered as a result of the net settlement of an outstanding Stock Appreciation Right or Option, (ii) Shares used to pay the exercise price or withholding taxes related to an outstanding Award, or (iii) Shares repurchased on the open market with the proceeds of the Option exercise price.

(d)The full number of Shares subject to a SAR that is settled in Shares shall count against the number of Shares remaining available for issuance pursuant to Awards made under the Plan (rather than the net number of Shares actually delivered upon exercise).

(e)Substitute Awards granted pursuant to Section 14.13 of the Plan shall not count against the Shares otherwise available for issuance under the Plan under Section 5.1.

5.3. STOCK DISTRIBUTED . Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock or treasury Stock.

ARTICLE 6

ELIGIBILITY

6.1. GENERAL. Awards may be granted only to Eligible Participants; except as limited for Incentive Stock Options under Section 7.2 (g).

ARTICLE 7

STOCK OPTIONS

7.1. GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a)Exercise Price . The exercise price per Share under an Option shall be determined by the Committee; provided, however, that the exercise price of an Option (other than an Option issued as a substitute Award pursuant to Section 14.13) shall not be less than the Fair Market Value as of the Grant Date.

(b)Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(d). The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested.

(c)Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, Shares, or other property (including “cashless exercise” arrangements), and the methods by which Shares shall be delivered or deemed to be delivered to Participants, subject, however, to compliance with applicable law.

(d)Exercise Term. In no event may any Option be exercisable for more than ten years from the Grant Date.

7.2. INCENTIVE STOCK OPTIONS . The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

(a)Exercise Price. The exercise price of an Incentive Stock Option shall not be less than the Fair Market Value as of the Grant Date.

(b)Lapse of Option. Subject to any earlier termination provision contained in the Award Certificate, an Incentive Stock Option shall lapse upon the earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of the Incentive Stock Option under the circumstances described in subsections (3), (4) or (5) below, provide in writing that the Option will extend until a later date, but if an Option is so extended and is exercised after the dates specified in subsections (3) and (4) below, it will automatically become a Nonstatutory Stock Option:

(i)The expiration date set forth in the Award Certificate.

(ii)The tenth anniversary of the Grant Date.

(iii)Three months after termination of the Participant’s Continuous Status as a Participant for any reason other than the Participant’s Disability or death.

(iv)One year after the Participant’s Continuous Status as a Participant by reason of the Participant’s Disability.

(v)One year after the Participant’s death if the Participant dies while employed, or during the three-month period described in paragraph (3) or during the one-year period described in paragraph (4) and before the Option otherwise lapses.

Unless the exercisability of the Incentive Stock Option is accelerated as provided in Article 14, if a Participant exercises an Option after termination of employment, the Option may be exercised only with respect to the Shares that were otherwise vested on the Participant’s termination of employment. Upon the Participant’s death, any exercisable Incentive Stock Options may be exercised by the Participant’s beneficiary, determined in accordance with Section 14.5.

(c)Individual Dollar Limitation . The aggregate Fair Market Value (determined as of the Grant Date) of all Shares with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00.

(i)Ten Percent Owners . No Incentive Stock Option shall be granted to any individual who, at the Grant Date, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary unless the exercise price per share of such Option is at least 110% of the Fair Market Value per Share at the Grant Date and the Option expires no later than five years after the Grant Date.

(e)Expiration of Authority to Grant Incentive Stock Options. No Incentive Stock Option may be granted pursuant to the Plan after the day immediately prior to the tenth anniversary of the Effective Date of the Plan, or the termination of the Plan, if earlier.

(f)Right to Exercise. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant or, in the case of the Participant’s Disability, by the Participant’s guardian or legal representative.

(g)Eligible Grantees. The Committee may not grant an Incentive Stock Option to a person who is not at the Grant Date an employee of the Company or a Parent or Subsidiary.

ARTICLE 8

STOCK APPRECIATION RIGHTS

8.1. GRANT OF STOCK APPRECIATION RIGHTS . The Committee is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:

(a)Right To Payment . Upon the exercise of a Stock Appreciation Right, the Participant to whom it is granted has the right to receive upon exercise, a payment in cash or Shares equal to the excess, if any, of:

a.The Fair Market Value of one Share on the date of exercise; over

b.The base value of the Stock Appreciation Right as determined by the Committee, which shall not be less than the Fair Market Value of one Share on the Grant Date (unless the SAR is granted in tandem with an Option after the Grant Date of the Option, in which case, subject to any applicable requirements of or conditions under Section 409A of the Code, the base price of the SAR may equal the exercise price of the related Option even if less than the Fair Market Value of one Share on the Grant Date of the SAR).

(b)Other Terms. The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Committee.

ARTICLE 9

PERFORMANCE AWARDS

9.1. GRANT OF PERFORMANCE AWARDS. The Committee is authorized to grant Performance Shares, Performance Units or Performance-Based Cash Awards to Participants on such terms and conditions as may be selected by the Committee.

9.2. PERFORMANCE GOALS. The Committee may establish performance goals for Performance Awards which may be based on any criteria selected by the Committee. Such performance goals may be described in terms of Company-wide objectives or in terms of objectives that relate to the performance of the Participant, an Affiliate or a division, region, department or function within the Company or an Affiliate. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or an Affiliate conducts its business, or other events or circumstances render performance goals to be unsuitable, the Committee may modify such performance goals in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit or function during a performance period, the Committee may determine that the performance goals or performance period are no longer appropriate and may (i) adjust, change or eliminate the performance goals or the applicable performance period as it deems appropriate to make such goals and period comparable to the initial goals and period, or (ii) make a cash payment to the participant in amount determined by the Committee..

9.3. RIGHT TO PAYMENT . The grant of a Performance Share to a Participant will entitle the Participant to receive at a specified later time a specified number of Shares, or the equivalent cash value, if the performance goals established by the Committee are achieved and the other terms and conditions thereof are satisfied. The grant of a Performance Unit to a Participant will entitle the Participant to receive at a specified later time a specified dollar value, which may be settled in cash or other property, including Shares, variable under conditions specified in the Award, if the performance goals in the Award are achieved and the other terms and conditions thereof are satisfied. The grant of a Performance-Based Cash Award to a Participant will entitle the Participant to receive at a specified later time a specified dollar value in cash variable under conditions specified in the Award, if the performance goals in the Award are achieved and the other terms and conditions thereof are satisfied. The Committee shall set performance goals and other terms or conditions to payment of the Performance Awards in its discretion which, depending on the extent to which they are met, will determine the value of the Performance Awards that will be paid to the Participant.

9.4. OTHER TERMS . The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Performance Awards shall be determined by the Committee. For purposes of determining the number of Shares to be used in payment of a Performance Award denominated in cash but payable in whole or in part in Shares or Restricted Stock, the number of Shares to be so paid will be determined by dividing the cash value of the Award to be so paid by the Fair Market Value of a Share on the date of determination by the Committee of the amount of the payment under the Award, or, if the Committee so directs, the date immediately preceding the date the Award is paid.

ARTICLE 10

RESTRICTED STOCK AND RESTRICTED STOCK UNIT AWARDS

10.1. GRANT OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS . The Committee is authorized to make Awards of Restricted Stock or Restricted Stock Units to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee, subject to Section 5.4.

10.2. ISSUANCE AND RESTRICTIONS . Restricted Stock or Restricted Stock Units shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock or dividend equivalents on the Restricted Stock Units) covering a period of time specified by the Committee (the “Restriction Period”). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. Except as otherwise provided in an Award Certificate, the Participant shall have all of the rights of a stockholder with respect to the Restricted Stock, and the Participant shall have none of the rights of a stockholder with respect to Restricted Stock Units until such time as Shares of Stock are paid in settlement of the Restricted Stock Units.

10.3. FORFEITURE . Except as provided in an Award Certificate or otherwise determined by the Committee at the time of the grant of the Award or thereafter, immediately after termination of Continuous Status as a Participant during the applicable Restriction Period or upon failure to satisfy a performance goal during the applicable Restriction Period, Restricted Stock or Restricted Stock Units that are at that time subject to restrictions shall be forfeited.

10.4. DELIVERY OF RESTRICTED STOCK . Shares of Restricted Stock shall be delivered to the Participant at the time of grant either by book-entry registration or by delivering to the Participant, or a custodian or escrow agent (including, without limitation, the Company or one or more of its employees) designated by the Committee, a stock certificate or certificates registered in the name of the Participant. If physical certificates representing shares of Restricted Stock are registered in the name of the Participant, such certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

ARTICLE 11

DEFERRED STOCK UNITS

11.1. GRANT OF DEFERRED STOCK UNITS . The Committee is authorized to grant Deferred Stock Units to Participants subject to such terms and conditions as may be selected by the Committee. Deferred Stock Units shall entitle the Participant to receive Shares of Stock (or the equivalent value in cash or other property if so determined by the Committee) at a future time as determined by the Committee, or as determined by the Participant within guidelines established by the Committee in the case of voluntary deferral elections.

ARTICLE 12

DIVIDEND AND INTEREST EQUIVALENTS

12.1. GRANT OF DIVIDEND EQUIVALENTS . The Committee is authorized to grant Dividend Equivalents to Participants subject to such terms and conditions as may be selected by the Committee. Dividend Equivalents shall entitle the Participant to receive payments equal in value to the cash dividends that would have been paid with respect to all or a portion of the number of Shares subject to any Award, if such Shares had been outstanding, as determined by the Committee. The Committee may provide that Dividend Equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional Shares or units equivalent to Shares, or otherwise reinvested. Notwithstanding the foregoing, Dividend Equivalents may accrue upon Performance Awards but may not be paid until all conditions to the vesting or issuance of the Performance Award have been satisfied. No Option or SAR shall provide for Dividend Equivalents.

12.2 GRANT OF INTEREST EQUIVALENTS . The Committee is authorized to grant Interest Equivalents to Participants subject to such terms and conditions as may be selected by the Committee. Interest Equivalents shall entitle the Participant to receive payments equal to a stated rate of return on the value of an outstanding Award, as determined by the Committee. The Committee may provide that Interest Equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional Shares or units equivalent to Shares, or otherwise reinvested. Notwithstanding the foregoing, Interest Equivalents may accrue upon Performance Awards but may not be paid until all conditions to the vesting or issuance of the Performance Award have been satisfied.

12.3 NO PAYMENT . No Dividend Equivalents or Interest Equivalents may be paid until such time as the applicable performance goal(s) in respect of the Award thereof is achieved.

ARTICLE 13

STOCK OR OTHER STOCK-BASED AWARDS

13.1. GRANT OF STOCK OR OTHER STOCK-BASED AWARDS . The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares or other property, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation Shares awarded purely as a “bonus” and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, and Awards valued by reference to book value of Shares or the value of securities of or the performance of specified Parents or Affiliates (“Other Stock-Based Awards”). Such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. The Committee shall determine the terms and conditions of such Other Stock-Based Awards.

ARTICLE 14

PROVISIONS APPLICABLE TO AWARDS

14.1. STAND-ALONE AND TANDEM AWARDS . Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, any other Award granted under the Plan. Subject to Section 16.2, Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

14.2. TERM OF AWARD . The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Option or a Stock Appreciation Right exceed a period of ten years from its Grant Date (or, if Section 7.2(d) applies, five years from its Grant Date).

14.3. FORM OF PAYMENT FOR AWARDS . Subject to the terms of the Plan and any applicable law or Award Certificate, payments or transfers to be made by the Company or an Affiliate on the grant or exercise of an Award may be made in such form as the Committee determines at or after the Grant Date, including without limitation, cash, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee and in compliance with the applicable requirements of Section 409A of the Code.

14.4. LIMITS ON TRANSFER. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards. Any purported transfer in violation of this Section 14.4 shall be null and void. Without limitation of the foregoing, no right or interest of a Participant in any unexercised or restricted Award may be transferred or assigned for consideration.

14.5. BENEFICIARIES. Notwithstanding Section 14.4, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Certificate applicable to the Participant, except to the extent the Plan and Award Certificate otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Company.

14.6. STOCK CERTIFICATES. All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

14.7. ACCELERATION UPON DEATH, DISABILITY OR RETIREMENT. Except as otherwise provided in the Award Certificate or any special Plan document governing an Award, upon a Participant’s death, Disability or Retirement during his or her Continuous Status as a Participant, (i) all of such Participant’s outstanding Options, SARs, and other Awards in the nature of rights that may be exercised shall become fully exercisable for the stated duration of such Award (without giving effect to the Participant’s death, Disability or Retirement), (ii) all time-based vesting restrictions on the Participant’s outstanding Awards shall lapse, and (iii) the target payout opportunities attainable under all of such Participant’s outstanding performance-based equity Awards shall be deemed to have been fully earned as of the date of termination based upon an assumed achievement of all relevant performance goals at the “target” level and there shall be a pro rata payout to the Participant or his or her estate within thirty (30) days following the date of termination based upon the length of time within the performance period that has elapsed prior to the date of termination. In addition, upon a Participant’s death, Disability or Retirement of a Participant, the Committee may determine that any performance-based criteria with respect to any Performance-Based Cash Awards held by that Participant shall be deemed to be wholly or partially satisfied, in each case, as of such date as the Committee may, in its sole discretion, declare. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Certificate. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(c), the excess Options shall be deemed to be Nonstatutory Stock Options.

14.8. ACCELERATION UPON A CHANGE IN CONTROL. Except as otherwise provided in the Award Certificate or in an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant, in the event of a Change in Control or if a Participant’s employment is terminated without Cause or the Participant resigns for Good Reason within six months after the effective date of a Change in Control, then, in the discretion of the Committee (which may be exercised prior to or following any Change in Control), the Committee may determine (which determination may be selective and non-uniform among Participants) that: (i) all of that Participant’s outstanding Options, SARs and other Awards in the nature of rights that may be exercised may be terminated or may be accelerated to become fully exercisable, (ii) all time-based vesting restrictions on the Participant’s outstanding Awards shall lapse, and/or (iii) the target payout opportunities attainable under all outstanding of that Participant’s performance-based Awards shall be deemed to have been fully earned based upon an assumed achievement of all relevant performance goals at the “target” level and there shall be pro rata payout to such Participant within thirty (30) days following the date of Change in Control or termination of employment based upon the length of time within the performance period that has elapsed prior to the date of Change in Control or termination of employment.

14.9. DISCRETIONARY ACCELERATION. Regardless of whether an event has occurred as described in Section 14.7 or 14.8 above, the Committee may in its sole discretion at any time determine that, upon the termination of service of a Participant, or the occurrence of a Change in Control, all or a portion of such Participant’s Options, SARs and other Awards in the nature of rights that may be exercised shall terminate or become fully or partially exercisable, that all or a part of the restrictions on all or a portion of the Participant’s outstanding Awards shall lapse, and/or that any performance-based criteria with respect to any Awards held by that Participant shall be deemed to be wholly or partially satisfied, in each case, as of such date as the Committee may, in its sole discretion, declare. The Committee may be selective and non-uniform among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this Section 14.9.

14.10. TERMINATION OF EMPLOYMENT. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined by the Committee at its discretion, and any determination by the Committee shall be final and conclusive. A Participant’s Continuous Status as a Participant shall not be deemed to terminate (i) in a circumstance in which a Participant transfers from the Company to an Affiliate, transfers from an Affiliate to the Company, or transfers from one Affiliate to another Affiliate, or (ii) in the discretion of the Committee as specified at or prior to such occurrence, in the case of a spin-off, sale or disposition of the Participant’s employer from the Company or any Affiliate. To the extent that this provision causes Incentive Stock Options to extend beyond three months from the date a Participant is deemed to cease to be an employee of the Company, a Parent or Subsidiary for purposes of Sections 424(e) and 424(f) of the Code, the Options held by such Participant shall be deemed to be Nonstatutory Stock Options. The Committee may provide in an Award Certificate or otherwise that a Participant’s Continuous Status as a Participant is not deemed terminated until the expiration of any period during which the Participant receives severance payments from the Company or any Affiliate.

14.11. DEFERRAL. Subject to applicable law, the Committee may permit or require a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Shares or other property that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock or Restricted Stock Units, or the satisfaction of any requirements or goals with respect to Performance Awards, and Other Stock-Based Awards. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

14.12. FORFEITURE EVENTS. The Committee may specify in an Award Certificate that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events. Such events may include, but are not limited to, termination of employment for cause, violation of material Company or Affiliate policies, breach of non-competition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company or any Affiliate.

14.13. SUBSTITUTE AWARDS. The Committee may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another entity who become employees of the Company or an Affiliate as a result of a merger or consolidation of the former employing entity with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the former employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

14.14. NO REPRICING. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), without stockholder approval as set forth in Section 16.1 hereof: the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Options or SARs or cancel outstanding Options or SARS in exchange for cash, other awards or Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs, an Option or SAR may not be cancelled or surrendered in exchange for other Awards if the current Fair Market Value of the Shares underlying the Option is lower than the exercise price per share of the Option, and an Option or SAR may not be cancelled or surrendered for value (in cash or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the Option is lower than the exercise price per share of the Option.

ARTICLE 15

CHANGES IN CAPITAL STRUCTURE

15.1. GENERAL. In the event of a corporate event or transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the authorization limits under Section 5.1 and 5.4 shall be adjusted proportionately, and the Committee may adjust the Plan and Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable. In addition, the Committee may, in its sole discretion, provide (i) that Awards will be settled in cash rather than Stock, (ii) that Awards will become immediately vested and exercisable and will expire after a designated period of time to the extent not then exercised, (iii) that Awards will be assumed by another party to a transaction or otherwise be equitably converted or substituted in connection with such transaction, (iv) that outstanding Awards may be settled by payment in cash or cash equivalents equal to the excess of the Fair Market Value of the underlying Stock, as of a specified date associated with the transaction, over the exercise price of the Award, (v) any combination of the foregoing. The Committee’s determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated. Without limiting the foregoing, in the event of a subdivision of the outstanding Stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding Stock into a lesser number of Shares, the authorization limits under Section 5.1 and 5.4 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically be adjusted proportionately without any change in the aggregate purchase price therefor. To the extent that any adjustments made pursuant to this Article 15 cause Incentive Stock Options to cease to qualify as Incentive Stock Options, such Options shall be deemed to be Nonstatutory Stock Options.

ARTICLE 16

AMENDMENT, MODIFICATION AND TERMINATION

16.1. AMENDMENT, MODIFICATION AND TERMINATION .

(a)The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without stockholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board or the Committee, (i) materially increase the benefits accruing to Participants, (ii) materially increase the number of Shares available under the Plan, (iii) expand the types of awards under the Plan, (iv) materially expand the class of participants eligible to participate in the Plan, (v) materially extend the term of the Plan, or (vi) otherwise constitute a material change requiring stockholder approval under applicable laws or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to stockholder approval; and provided, further, that the Board or Committee may condition any amendment or modification on the approval of stockholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable to (i) to comply with the listing or other requirements of an Exchange, or (ii) to satisfy any other tax, securities or other applicable laws, policies or regulations.

(b)No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby. An outstanding Award shall not be deemed to be “adversely affected” by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment (with the per-share value of an Option or Stock Appreciation Right for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment over the exercise price or base value of such Award).

16.2. AWARDS PREVIOUSLY GRANTED . At any time and from time to time, the Committee may amend, modify or terminate any outstanding

Award without approval of the Participant; provided, however:

(a)Subject to the terms of the applicable Award Certificate, such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination (with the per-share value of an Option or Stock Appreciation Right for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment or termination over the exercise or base price of such Award);

(b)The original term of an Option may not be extended without the prior approval of the stockholders of the Company; and

(c)Except as otherwise provided in Article 15, the exercise price of an Option may not be reduced, directly or indirectly, without the prior approval of the stockholders of the Company.

ARTICLE 17

NON-EMPLOYEE DIRECTORS

17.1 TYPES OF AWARDS. Non-Employee Directors are eligible to receive any type of Award offered under this Plan except Incentive Stock Options. The aggregate cash and equity compensation granted to a Non-Employee Director pursuant to this Article 17 in any calendar year shall not be in excess of the amount of $150,000. For purposes of such limit, the value of Awards will be determined based on the aggregate Grant Date fair value of all awards issued to the director in such year (computed in accordance with applicable financial accounting rules). . The Committee shall have discretion as to the manner in which any Awards are issued to such Non-Employee Director(s) under this Section 17.1 from time to time.

17.2 VESTING, EXERCISABILITY AND SETTLEMENT. Awards shall vest, become exercisable and be settled as determined by the Board. With respect to Options and SARs, the exercise price granted to Non-Employee Directors shall not be less than the Fair Market Value of the Shares at the time that such Option or SAR is granted.

17.3 ELECTION TO RECEIVE AWARDS. Subject to the limitations of Section 17.1, the Committee may permit a Non-Employee Director to elect to receive his or her Director compensation in the form of cash or Awards or a combination thereof, as determined by the Committee.

ARTICLE 18

GENERAL PROVISIONS

18.1. NO RIGHTS TO AWARDS; NON-UNIFORM DETERMINATIONS. No Participant or any Eligible Participant shall have any claim to be granted any Award under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not such Eligible Participants are similarly situated).

18.2. NO STOCKHOLDER RIGHTS. No Award gives a Participant any of the rights of a stockholder of the Company unless and until Shares are in fact issued to such Participant in connection with the Award, except with respect to Dividend Equivalent Rights.

18.3. WITHHOLDING. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan or an Award. If Shares are permitted to be surrendered to the Company to satisfy tax obligations in excess of the minimum tax withholding obligation, such Shares must have been held by the Participant as fully vested shares for such period of time, if any, as the Committee may determine. The Company shall have the authority to require a Participant to remit cash to the Company in lieu of the surrender of Shares for tax withholding obligations if the Committee so determines. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the Award Shares having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes.

18.4. NO RIGHT TO CONTINUED SERVICE. Nothing in the Plan, any Award Certificate or any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment or status as an officer, director or consultant at any time, nor confer upon any Participant any right to continue as an employee, officer, director or consultant of the Company or any Affiliate, whether for the duration of a Participant’s Award or otherwise.

18.5. UNFUNDED STATUS OF AWARDS. The Plan is intended to be an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Certificate shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate. This Plan is not intended to be subject to ERISA.

18.6. RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Affiliate unless specifically provided otherwise in such other plan.

18.7. EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Affiliates.

18.8. TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

18.9. GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

18.10. FRACTIONAL SHARES. No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.

18.11. GOVERNMENT AND OTHER REGULATIONS.

(a)Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.

(b)Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any foreign, federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee’s determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state or foreign law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

18.12. GOVERNING LAW. To the extent not governed by federal law, the Plan and all Award Certificates shall be construed in accordance with and governed by the laws of the State of Delaware.

18.13. ADDITIONAL PROVISIONS. Each Award Certificate may contain such other terms and conditions as the Committee may determine; provided that such other terms and conditions are not inconsistent with the provisions of the Plan.

18.14. NO LIMITATIONS ON RIGHTS OF COMPANY. The grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.

18.15. INDEMNIFICATION. Each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Article 4 shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

18.16. FOREIGN PARTICIPANTS. In order to facilitate the granting of Awards to Eligible Participants who are foreign nationals or who are employed outside of the United States of America, the Committee may provide for such special terms and conditions, including without limitation substitutes for Awards, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. The Committee may approve any supplements to, or amendments, restatements or alternative versions of this Plan as it may consider necessary or appropriate for the purposes of this Section 18.16 without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such documents as having been approved and adopted pursuant to properly delegated authority; provided, that no such supplements, amendments, restatements or alternative versions shall include any provisions that are inconsistent with the spirit of this Plan, as then in effect. Participants subject to the laws of a foreign jurisdiction may request copies of, or the right to view, any materials that are required to be provided by the Company pursuant to the laws of such jurisdiction.

18.17. NOTICE. Except as otherwise provided in this Plan, all notices or other communications required or permitted to be given under this Plan to the Company shall be in writing and shall be deemed to have been duly given if delivered personally or mailed, postage pre-paid, as follows: (i) if to the Company, at its principal business address to the attention of the Secretary; and (ii) if to any Participant, at the last address of the Participant known to the sender at the time the notice or other communication is sent.

18.18. INUREMENT OF RIGHTS AND OBLIGATIONS. The rights and obligations under this Plan and any related documents shall inure to the benefit of, and shall be binding upon, the Company, its successors and assigns, and the Participants and their beneficiaries.

18.19. COSTS AND EXPENSES. Except as otherwise provided herein, the costs and expenses of administering this Plan shall be borne by the Company, and shall not be charged to any Award nor to any Participant receiving an Award. Costs and expenses associated with the redemption or exercise of any Award under this Plan, including, but not limited to, commissions charged by any agent of the Company, may be charged to the Participant.

18.20 SECTION 409A COMPLIANCE. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable laws require otherwise. Without in any way limiting the generality of the foregoing, payment with respect to any Award that constitutes “deferred compensation” within the meaning of Section 409A of the Code shall be made in accordance with the applicable requirements thereof. No payment under the Plan with respect to any Award that constitutes “deferred compensation” within the meaning of Section 409A of the Code shall be accelerated or deferred except in compliance with the applicable requirements thereof. To the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s “separation from service” within the meaning of Section 409A of the Code shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty. The provisions of this Section 18.20 shall apply notwithstanding any other provision of the Plan to the contrary.

Appendix B

RIGHTS AGREEMENT
between
PFSWEB, INC.
and
CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
Dated: As of June 8, 2000

Rights Agreement, dated as of June 8, 2000 (the “Agreement”), between PFSweb, Inc., a Delaware corporation (the “Company”), and ChaseMellon Shareholder Services, L.L.C., a New Jersey limited liability company (the “Rights Agent”, which term shall include any successor Rights Agent hereunder).
The Board of Directors of the Company has authorized and declared a dividend of one preferred share purchase right (a “Right”) for each Common Share (as hereinafter defined) of the Company outstanding at the Close of Business (as hereinafter defined) on July 6, 2000 (the “Record Date”), each Right representing the right to purchase one one-thousandth (1/1000) of a share of Series A Preferred Stock, par value $1.00 per share, of the Company (“Series A Preferred Stock”) having the rights and preferences set forth in the Certificate of Designations of Preferred Stock with respect to the Series A Preferred Stock, a copy of which is attached hereto as Exhibit A. The Board of Directors of the Company has further authorized the issuance of one Right with respect to each Common Share (as hereinafter defined) that shall become outstanding (whether originally issued or delivered from the Company’s treasury) after the Record Date and on or prior to the earliest of the Separation Date, the Redemption Date and the Final Expiration Date (each as hereinafter defined).
Accordingly, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:
Section 1. Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:
(a) “Acquiring Person” shall mean any Person who, together with all Affiliates and Associates of such Person, shall hereafter become the Beneficial Owner of 15% or more of the Common Shares then outstanding, but shall not include (i) the Company, (ii) any wholly owned Subsidiary of the Company and (iii) any employee benefit plan of the Company or any Subsidiary of the Company, or any entity holding Common Shares for or pursuant to the terms of any such plan or for purposes of funding or providing Common Shares to any such plan; provided, however, that any Person, who, together with all Affiliates and Associates of such Person, on the date of this Agreement is the Beneficial Owner of 15% or more of the outstanding Common Shares shall not be, or be deemed to be, an “Acquiring Person” unless and until such Person becomes the Beneficial Owner of an additional one percent (1%) or more of the outstanding Common Shares. Notwithstanding the foregoing, no Person shall become an “Acquiring Person” as a result of an acquisition of Common Shares by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 15% or more of the Common Shares of the Company then outstanding; provided, however, that if a Person shall become the Beneficial Owner of 15% or more of the Common Shares of the Company then outstanding by reason of share purchases by the Company and shall, after share purchases by the Company, acquire any additional Common Shares of the Company, then such Person shall be deemed to be an “Acquiring Person.” Notwithstanding the foregoing, if the Board of Directors of the Company determines in good faith that a Person who would otherwise be an “Acquiring Person,” as defined pursuant to the foregoing provision, has become such inadvertently, and such Person divests as promptly as practicable a sufficient number of Common Shares so that such Person would no longer be an “Acquiring Person,” as defined pursuant to the foregoing provisions, then such Person shall not be deemed to be an “Acquiring Person” for any purposes of this Agreement. Notwithstanding the foregoing, Daisytek International Corporation, a Delaware corporation (“Daisytek”), shall not be an “Acquiring Person” by virtue of its ownership of capital stock of the Company at any time on or prior to the distribution by Daisytek to its stockholders of Common Shares of the Company (the “Spin-Off”), which is scheduled to occur on the Record Date, and no Person who receives Common Shares of the Company in the Spin-Off shall be an “Acquiring Person” as a result of such Spin-Off, if, immediately prior to the Spin-Off, such Person is not deemed an “Acquiring Person” under the Rights Agreement between Daisytek and the Rights Agent that is in effect on the Record Date.
(b) “Adverse Person” shall mean any Person declared to be an Adverse Person by a majority of the Board upon determination that the criteria set forth in Section 11(a)(ii)(B) apply to such person.
(c) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations (the “Rules”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as in effect on the Record Date.
(d) A Person shall be deemed the “Beneficial Owner” of and shall be deemed to “beneficially own” any securities:
(i) that such Person or any of such Person’s Affiliates or Associates, directly or indirectly, now or hereafter owns or has (or by agreement with the Company is, on the date of this Agreement, entitled to receive) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed to be the Beneficial Owner of, or to beneficially own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange; and provided further, that a Person shall not be deemed to be the Beneficial Owner of, or to beneficially own, securities that such Person has the right to acquire (whether such right is exercisable immediately or only after the passage of time) upon the exercise of (a) employee stock options now or hereafter (but prior to the Separation Date) issued by the Company, or (b) conversion rights conferred in any class or series of Preferred Stock of the Company issued prior to the Separation Date if the resolutions of the Board providing for the issuance of such class or series of Preferred Stock shall specifically refer to this Agreement and provide that the right to acquire securities upon the exercise of conversion rights so conferred shall not be deemed to constitute beneficial ownership of such securities;
(ii) that such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has the right to vote (except as hereinafter provided) or dispose of, or of which any of them, directly or indirectly, has “beneficial ownership” (as determined pursuant to Rule 13d-3 of the Rules, as in effect on the Record Date) (including, except as hereinafter provided, pursuant to any agreement, arrangement or understanding, whether or not in writing); provided, however, that a Person shall not be deemed to be the Beneficial Owner of, or to beneficially own, any security under this subparagraph (ii) as a result of an agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the Rules and is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report);
(iii) that are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person (or any of such Person’s Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing), for the purpose of, or with respect to, acquiring, holding, voting (except as described in the proviso to subparagraph (ii) of this paragraph (d)) or disposing of any voting securities of the Company; and

(iv) that are, pursuant to the foregoing subparagraphs of this paragraph (d), or otherwise, deemed to be owned by a voting trust, voting agent, recipient of a proxy that is not immediately revocable (a “Non-revocable Proxy”) or any other Person to whom such Person (the “Grantor Person”) has contributed, conveyed, delegated, given, granted, tendered, transferred or otherwise assigned or conferred (collectively, “given”) some or all of the voting rights attributable to the Common Shares of which the Grantor Person (alone or in conjunction with any other Person) is also deemed to be a Beneficial Owner. Solely for purposes of this Agreement, the Grantor Person shall be deemed to be the Beneficial Owner of all Common Shares that such voting trust, voting Agent, proxy holder or other Person has the right, by Non- revocable Proxy, agreement, assignment, tender, grant or otherwise, to exercise some or all of the voting rights attributable thereto, whether or not the Grantor Person shall have contributed or given voting rights that constitute all or less (even substantially less) than all of the voting rights held by the voting trust, voting Agent, proxy holder or other Person to whom or to which the Grantor Person has given some or all of the voting rights attributable to Common Shares otherwise beneficially owned by the Grantor Person; provided, however, that nothing in this paragraph (d) shall cause a person engaged in business as an underwriter of securities to be the “Beneficial Owner” of or to “beneficially own” any securities acquired through such Person’s participation in good faith in a firm commitment underwriting until the expiration of 40 days after the date of such acquisition.
(e) “Board” means the Board of Directors of the Company.
(f) “Business Day” shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in New York, New York are authorized or obligated by law or executive order to close.
(g) “Close of Business” on any given date shall mean 5:00 P.M., New York time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., New York time, on the next succeeding Business Day.
(h) “Common Shares” when used with reference to the Company shall mean shares of Common Stock, par value $0.001 per share, of the Company. “Common Shares” or “common shares,” when used with reference to any Person other than the Company, shall mean the capital stock of such Person with the greatest voting power or the equity securities or other equity interest having power to control or direct the management of such Person.
(i) “Person” shall mean any individual, firm, corporation, partnership, association, trust, joint venture, unincorporated organization, limited liability company or other person or entity and shall include any successor (by merger or otherwise) of such person or entity.
(j) “Section 11(a)(ii) Event” shall mean any event described in Section 11(a)(ii).
(k) “Section 13(a) Event” shall mean any event described in clause (x) or (y) or (z) of Section 13(a).
(l) “Series A Preferred Shares” shall mean shares of Series A Preferred Stock, par value $1.00 a share, of the Company, including any authorized fraction of a Series A Preferred Shares, unless the context otherwise requires.
(m) “Shares Acquisition Date” shall mean the first date of public announcement (including, without limitation, a report filed pursuant to Section 13(d) or 14(d) under the Exchange Act) by the Company or an Acquiring Person indicating that an Acquiring Person has become such.
(n) “Subsidiary” shall mean, with reference to any Person, any corporation or other entity of which a majority of the voting power of the voting securities or voting interests is owned, directly or indirectly, by such Person, or otherwise controlled by such Person.
(o) “Triggering Event” shall mean any Section 11(a)(ii) Event or Section 13(a) Event.
The following additional terms have the meanings indicated in the specified Sections of this Agreement set forth below:

(i)	“Act” — Section 9(c).

(ii)	“Adjustment Shares” — Section 11(a)(ii).

(iii)	“Common Share equivalent” — Section 11(a)(iii).

(iv)	“Current Value” — Section 11(a)(iii).

(v)	“equivalent shares” — Section 11(b).

(vi)	“Exchange Act” — Section 1(c).

(vii)	“Final Expiration Date” — Section 7(a).

(viii)	“Grantor Person” — Section 1(d)(iv).

(ix)	“Non-Revocable Proxy” — Section 1(d)(iv)

(x)	“Principal Party” — Section 13(b).

(xi)	“Purchase Price” — Sections 4(a), 11(a)(ii) and 13(a).
(xii)	“Record Date” — Preamble.

(xiii)	“Redemption Date” — Section 7(a).

(xiv)	“Redemption Price” — Section 23(a).

(xv)	“Rules” — Section 1(c).

(xvi)	“Separation Date” — Section 3(a).

(xvii)	“Series A Preferred Stock” — Preamble.

(xviii)	“Spread” — Section 11(a)(iii).

(xix)	“Substitution Period” — Section 11(a)(iii).

(xx)	“Summary of Rights” — Section 3(b).

(xxi)	“Trading Day” — Section 11(d)(i).
Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment and agrees to act as Rights Agent under this Agreement. The Company may from time to time appoint such co-rights agents as it may deem necessary or desirable. The Rights Agent shall have no duty to supervise, and in no event shall be liable for, the acts or omissions of any such Co-Rights Agent.
Section 3. Issue of Right Certificates.
(a) Until the earlier of (i) the Close of Business on the tenth Business Day following the Shares Acquisition Date or (ii) the Close of Business on the fifteenth (15th) Business Day (or such later date as may be determined by action of the Board prior to the time as any Person becomes an Acquiring Person) after the date on which a tender or exchange offer by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan) is first commenced within the meaning of Rule 14d-2(a) of the Rules, if upon consummation thereof, such Person would be the Beneficial Owner of 15% or more of the Common Shares then outstanding (the earlier of (i) and (ii) being herein referred to as the “Separation Date”), (x) the Rights will be evidenced (subject to the provisions of paragraph (b) of this Section 3) by the certificates for Common Shares registered in the names of the holders thereof (which certificates shall also be deemed to be Right Certificates) and not by separate Right Certificates, and (y) the right to receive Right Certificates will be transferable only in connection with the transfer of Common Shares. The Company must promptly notify the Rights Agent in writing and request the transfer agent to provide a shareholders list. As soon as practicable after the Rights Agent receives such written notice and shareholders list, the Rights Agent will send, by first-class, insured, postage-prepaid mail, to each record holder of Common Shares as of the Close of Business on the Separation Date, at the address of such holder shown on the records of the Company, one or more Right Certificates, in substantially the form of Exhibit B hereto, evidencing one Right for each Common Share so held. In the event that an adjustment in the number of Rights per Common Share has been made pursuant to Section 11(p) hereof, at the time of distribution of the Right Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) so that Right Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Separation Date, the Rights will be evidenced solely by such Right Certificates.
(b) As soon as practicable following the Record Date, the Company will send a copy of a Summary of Rights to Purchase Series A Preferred Stock, in substantially the form attached hereto as Exhibit C (the “Summary of Rights”), by first-class, postage-prepaid mail, to each record holder of Common Shares as of the Close of Business on the Record Date, at the address of such holder shown on the records of the Company. With respect to certificates for Common Shares outstanding as of the Record Date, until the Separation Date, the Rights will be evidenced by such certificates registered in the names of the holders thereof, together with a copy of the Summary of Rights attached thereto, and the registered holders of the Common Shares shall also be the registered holders of the associated Rights. Until the earliest of the Separation Date, the Redemption Date or the Final Expiration Date, the surrender for transfer of any certificate for Common Shares outstanding on the Record Date, with or without a copy of the Summary of Rights attached thereto, shall also constitute the transfer of the Rights associated with the Common Shares represented thereby.
(c) Certificates for Common Shares issued after the Record Date but prior to the earliest of the Separation Date, the Redemption Date or the Final Expiration Date shall have impressed on, printed on, written on or otherwise affixed to them the following legend:
THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A RIGHTS AGREEMENT BETWEEN PFSWEB, INC. AND CHASEMELLON SHAREHOLDERS SERVICES, L.L.C. DATED AS OF JUNE 8, 2000 (THE “RIGHTS AGREEMENT”), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF PFSWEB, INC. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS
AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. PFSWEB, INC. WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE PROMPTLY FOLLOWING RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS ISSUED TO, OR HELD BY, ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON OR ANY AFFILIATE OR ASSOCIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), WHETHER CURRENTLY HELD BY OR ON BEHALF OF SUCH PERSON OR BY ANY SUBSEQUENT HOLDER, MAY BECOME NULL AND VOID.
Section 4. Form of Right Certificates.
(a) The Right Certificates (and the forms of election to purchase Series A Preferred Shares, exercise notice and of assignment to be printed on the reverse thereof) shall be substantially the same as Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate, which do not affect the rights, duties or responsibilities of the Rights Agent and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Section 11 and Section 22 hereof, the Right Certificates, whenever distributed, shall be dated as of the Record Date and on their face shall entitle the holders thereof to purchase such number of one one-thousandth of a share of Series A Preferred Stock as shall be set forth therein at the price per one one-thousandth of a Series A Preferred Share set forth therein (the “Purchase Price”), but the amount and type of the securities purchasable (or other consideration to be made available) upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.
(b) Any Right Certificate issued pursuant to Section 3(a) or Section 22 hereof that represents Rights beneficially owned by (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such or (iii) a transferee of an Acquiring Person (or such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer that the Board has determined is part of a plan, agreement, arrangement or understanding that has as a primary purpose or effect avoidance of Section 7(e) hereof, and any Right Certificate issued pursuant to Section 6 or Section 11 hereof upon transfer, exchange, replacement or adjustment of any other Right Certificate referred to in this sentence, shall contain (to the extent feasible) the following legend:

THE RIGHTS REPRESENTED BY THIS RIGHT CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHT CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH AGREEMENT.
Section 5. Countersignature and Registration.
(a) The Right Certificates shall be executed on behalf of the Company by its Chairman of the Board or its President, Chief Executive Officer or any Vice President, either manually or by facsimile signature, and shall have affixed thereto the Company’s seal, attested by the Secretary, the Treasurer or any Assistant Secretary or Assistant Treasurer of the Company, or shall bear a facsimile thereof. The Right Certificates shall not be valid for any purpose unless countersigned by the Rights Agent. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent, and issued and delivered by the Company with the same force and effect as though the person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.
(b) Following the Separation Date and receipt by the Rights Agent of the written notice and list of record holders of Rights referred to in Section 3(a), the Rights Agent will keep or cause to be kept, at its office designated pursuant to Section 26 hereof or agency designated for such purpose, books for registration and transfer of the Right Certificates issued or to be issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates, the certificate number of each of the Right Certificates and the date of each of the Right Certificates.
Section 6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.
(a) Subject to the provisions of Sections 4(b), 7(e) and 14 hereof, at any time after the Close of Business on the Separation Date, and at or prior to the Close of Business on the earlier of the Redemption Date or the Final Expiration Date, any Right Certificate or Right Certificates may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of Series A Preferred Shares (or, following a Section 11(a)(ii) Event or Section 13(a) Event, Common Shares, other securities or property, as the case may be) as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the office of the Rights Agent designated, pursuant to Section 26, for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate until the registered holder shall have properly completed and signed the certificate contained in the form of assignment on the reverse side of such Right Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request. Thereupon the Rights Agent shall countersign and deliver to the person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates. The Rights Agent shall have no duty or obligation under this section 6 or under any provision of this Agreement which requires the payment of taxes or governmental charges unless and until it is satisfied that all such taxes and/or governmental charges have been paid in full.
(b) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security satisfactory to them, and, at the Company’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.
Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights.
(a) Subject to Section 7(e) hereof, the registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after the Separation Date upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the office of the Rights Agent designated, pursuant to Section 26 hereof, for such purpose, together with payment of the Purchase Price for each one one-thousandth of a Series A Preferred Share as to which the Rights are exercised, at or prior to the Close of Business on the earlier of (i) July 6, 2010 (the “Final Expiration Date”), (ii) the date on which the Rights are redeemed as provided in Section 23 hereof (the “Redemption Date”) or (iii) the time at which such Rights are exchanged as provided in Section 24 hereof.
(b) The Purchase Price for each one one-thousandth of a Series A Preferred Share pursuant to the exercise of a Right shall initially be $67, shall be subject to adjustment from time to time as provided in Sections 11 and 13 hereof and shall be payable in lawful money of the United States of America in accordance with paragraph (c) below.
(c) Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase duly executed, accompanied by payment of the Purchase Price for the Series A Preferred Shares (or other shares, securities or property, as the case may be) to be purchased and an amount equal to any applicable tax or governmental charge required to be paid by the holder of such Right Certificate in accordance with Section 9 hereof, in cash, or by certified check or cashier’s check payable to the order of the Company, the Rights Agent shall, subject to Section 20(k) hereof, thereupon promptly (i) either (A) requisition from any transfer agent of the Series A Preferred Shares (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the number of Series A Preferred Shares (or fractions thereof) to be purchased (and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests) or (B) if the Company shall have elected to deposit the Series A Preferred Shares issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one one-thousandth of a Series A Preferred Share as are to be purchased (in which case certificates for the Series A Preferred Shares represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company hereby directs the depositary agent to comply with such request, (ii) if and when necessary to comply with this Agreement, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof, (iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) after receipt, promptly deliver such cash to or upon the order of the registered holder of such Right Certificate. In the event that the Company is obligated to issue other securities (including Common Shares) or assets pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities or assets are available for distribution by the Rights Agent, if and when appropriate.

(d) In case the registered holder of any Right Certificate shall exercise less than all the rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to his duly authorized assigns subject to the provisions of Section 6 and Section 14 hereof.
(e) Notwithstanding anything in this Agreement to the contrary, from and after the occurrence of a Triggering Event, any Rights beneficially owned by (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person, (ii) a transferee from an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such or (iii) a transferee of an Acquiring Person (or such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer that the Board has determined is part of a plan, agreement, arrangement or understanding that has as a primary purpose or effect the avoidance of this Section 7(e), shall become null and void without any further action, and any holder of such Rights shall thereupon have no rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company shall notify the Rights Agent when this Section 7(e) applies and shall use all reasonable efforts to insure that the provisions of this Section 7(e) and Section 4(b) hereof are complied with, but neither the Company nor the Rights Agent shall have any liability to any holder of Right Certificates or other Person as a result of the Company’s failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder.
(f) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) properly completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request.
Section 8. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Rights Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Right Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.
Section 9. Reservation and Availability of Series A Preferred Shares; Registration.
(a) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued Series A Preferred Shares the number of Series A Preferred Shares that will be sufficient to permit the exercise in full of all outstanding Rights. Prior to the occurrence of a Triggering Event, the Company shall not be obliged to cause to be reserved and kept available out of its authorized and unissued Common Shares or shares of preferred stock (other than Series A Preferred Shares), any such Common Shares or any shares of preferred stock (other than the Series A Preferred Shares) to permit exercise of outstanding Rights.
(b) If the Series A Preferred Shares issuable upon the exercise of Rights are listed on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.
(c) If then required by applicable law, the Company shall use its best efforts to (i) file, as soon as practicable following the earliest date after the occurrence of a Triggering Event as to which the consideration to be delivered by the Company upon exercise of the Rights has been determined pursuant to this Agreement, or as soon as is required by law following the Separation Date, as the case may be, a registration statement under the Securities Act of 1933 (the “Act”), with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities and (B) the Final Expiration Date. If then required by applicable law, the Company will also take such action as may be appropriate under the securities or “blue sky” laws of the various states. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days after the date set forth in clause (i) of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement. Upon any such suspension, the Company shall promptly notify the Rights Agent thereof and shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement (with prompt notice thereof to the Rights Agent) at such time as the suspension is no longer in effect. In addition, if the Company shall determine that a registration statement is required following the Distribution Date, the Company may, by issuing a public announcement, temporarily suspend the right to exercise the Rights until such time as a registration statement has been declared effective. The Company shall notify the Rights Agent whenever it makes a public announcement pursuant to this Section 9(c) and provide the Rights Agent with a copy of such announcement. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained.
(d) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Series A Preferred Shares delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.
(e) The Company covenants and agrees that it will pay when due and payable any and all taxes and governmental charges that may be payable in respect of the issuance or delivery of the Right Certificates or of any Series A Preferred Shares (or Common Shares and/or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any tax or charge that may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates for the Series A Preferred Shares (or Common Shares and/or other securities, as the case may be) in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or deliver any certificates for Series A Preferred Shares (or Common Shares and/or other securities, as the case may be) upon the exercise of any Rights until any such tax or charge shall have been paid (any such tax or charge being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s satisfaction that no such tax or charge is due.
Section 10. Series A Preferred Shares Record Date. Each Person in whose name any certificate for Series A Preferred Shares (or Common Shares and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Series A Preferred Shares (or Common Shares and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable taxes and governmental charges) was made; provided, however, that if the date of such surrender and payment is a date upon which the Series A Preferred Shares (or Common Shares and/or other securities, as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Series A Preferred Shares (or Common Shares and/or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled (in such holder’s capacity as such) to any rights of a shareholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote any shares, to receive dividends or other distributions with respect to any shares or to exercise any preemptive rights with respect to any shares, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.
Section 11. Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights. The Purchase Price, the number and kind of shares covered by each Right, and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.
(a) (i) In the event that the Company shall at any time after the date of this Agreement (A) declare a dividend on the Series A Preferred Shares payable in Series A Preferred Shares, (B) subdivide the outstanding Series A Preferred Shares, (C) combine the outstanding Series A Preferred Shares into a smaller number of Series A Preferred Shares or (D) issue any shares of its capital stock in a reclassification of the Series A Preferred Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a) and Section 7(e) hereof, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock that, if such Right had been exercised immediately prior to such date and at a time when the Series A Preferred Shares transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right.
(ii) Subject to Section 24, in the event that
(A) any Person becomes an Acquiring Person; or
(B) a majority of the Board shall declare any Person to be an Adverse Person, upon a determination that such Person, alone or together with its Affiliates and Associates, has become the Beneficial Owner of an amount of Common Shares which a majority of the Board determines to be substantial (which amount shall in no event be less than 10% of the Common Shares then outstanding) and a determination by a majority of the Board after reasonable inquiry and investigation, including consultation with such Person as such directors shall deem appropriate, that (a) such Beneficial ownership by such Person is intended to cause the Company to repurchase the Common Shares beneficially owned by such Person or to cause pressure on the Company to take action or enter into a transaction or series of transactions intended to provide such Person with short-term financial gain under circumstances where the Board determines that the best long-term interests of the Company and its stockholders would not be served by taking such action or entering into such transaction or series of transactions at that time or (b) such Beneficial Ownership is causing or is reasonably likely to cause a material adverse impact (including, but not limited to, impairment of relationships with customers or suppliers, impairment of the Company’s ability to maintain its competitive position, adverse consequences to the communities in which the Company is located and impairment of the short-term and long-term interests of the Company (including benefits that may accrue from the continued independence of the Company) on the business or prospects of the Company;
then, and in each such case, proper provision shall be made so that each holder of a Right, except as provided below and in Section 7(e) hereof, shall thereafter have a right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, in lieu of Series A Preferred Shares, and subject to the provisions of Section 11(a)(iii) below, such number of Common Shares as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of one one-thousandth of a Series A Preferred Share for which a Right was exercisable immediately prior to the first occurrence of an event set forth in Section 11(a)(ii) above, and dividing that product (which, following such first occurrence, shall be referred to as the “Purchase Price” for all purposes of this Agreement) by (y) fifty percent (50%) of the current per share market price of the Common Shares (determined pursuant to Section 11(d) hereof), but not less than the par value thereof, on the date of such first occurrence (such number of shares, the “Adjustment Shares”).
(iii) In the event that (x) the total of the Common Shares that are issued but not outstanding and authorized but unissued (excluding Common Shares reserved for issuance pursuant to the specific terms of any indenture, option plan or other agreement) is not sufficient to permit the exercise in full of the Rights in accordance with Section 11(a)(ii) hereof or (y) the total number of Common Shares available for exercise of the Rights in accordance with Section 11(a)(ii) hereof is sufficient to permit the exercise in full of the Rights in accordance with Section 11(a)(ii) but the Board determines that such exercise of the Rights will not afford adequate protection to the shareholders of the Company and that shareholders should be given an option to acquire a substitute for the Adjustment Shares, and subject to such limitations as are necessary to prevent a default under any agreement for money borrowed to which the Company is a party and to comply with applicable law, then the Board shall: (A) determine the excess of (1) the value, based upon the current per share market price of the Common Shares (determined pursuant to Section 11(d) hereof), of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”) over (2) the Purchase Price (such excess, the “Spread”) and (B) with respect to each Right, make adequate provision to substitute for, or provide an election to acquire in lieu of, the Adjustment Shares, upon payment of the applicable Purchase Price (which term shall include any reduced Purchase Price) any combination of the following having an aggregate value equal to the Current Value (such aggregate value to be determined by the Board based upon the advice of a nationally recognized investment banking firm selected by the Board): (1) a reduction in the Purchase Price, (2) Common Shares and/or other equity securities of the Company (including, without limitation, shares or units of shares of any series of preferred stock that the Board has deemed to have the same value as Common Shares (such shares or units of share of preferred stock hereinafter referred to as “Common Share equivalents”))and/or (3) debt securities of the Company and/or cash and other assets; provided, however, that if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the first occurrence of a Triggering Event, then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, Common Shares (to the extent available) and then, if necessary, cash, which securities and/or cash in the aggregate are equal to the Spread. If the Board shall determine in good faith that it is likely that sufficient additional Common Shares could be authorized for issuance upon exercise in full of the Rights, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days following the first occurrence of a Triggering Event, in order that the Company may seek shareholder approval for the authorization of such additional shares (such period, as it may be extended, the “Substitution Period”). To the extent that the Company determines that some action needs to be taken pursuant to the first and/or second sentences of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 7(e) hereof, that such action shall apply uniformly to all outstanding Rights and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall promptly notify the Rights Agent thereof and shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement (with prompt notice thereof to the Rights Agent) at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of the Common Shares shall be the current per share market price (as determined pursuant to Section 11(d) hereof) of the Common Shares on the date of the first occurrence of a Triggering Event. The provisions of this Section 11(a)(iii) shall apply only to Common Shares of the Company and shall not apply to the securities of any other Person.
(b) In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Series A Preferred Shares entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Series A Preferred Shares (or shares having the same rights, privileges and preferences as the Series A Preferred Shares (“equivalent shares”)) or securities convertible into Series A Preferred Shares or equivalent shares at a price per Series A Preferred Share or equivalent share (or having a conversion price per share, if a security convertible into Series A Preferred Shares or equivalent shares) less than the current per share market price of the Series A Preferred Shares (as defined in Section 11(d) hereof) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Series A Preferred Shares outstanding on such record date plus the number of Series A Preferred Shares that the aggregate offering price of the total number of Series A Preferred Shares and/or equivalent shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price and the denominator of which shall be the number of Series A Preferred Shares outstanding on such record date plus the number of additional Series A Preferred Shares and/or equivalent shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the holders of the Rights. Series A Preferred Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.
(c) In case the Company shall fix a record date for the distribution to all holders of the Series A Preferred Shares (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of any debt securities, cash or assets (other than a regular quarterly cash dividend or a dividend payable in Series A Preferred Shares) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the current per share market price of the Series A Preferred Shares (as defined in Section 11(d) hereof) on such record date, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and binding on the holders of Rights) of the portion of the assets or debt securities so to be distributed or of such subscription rights or warrants applicable to one Series A Preferred Share and the denominator of which shall be such current per share market price of the Series A Preferred Shares (as determined pursuant to Section 11(d) hereof). Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.
(d) (i) For the purpose of any computation hereunder, the “current per share market price” of the Common Shares on any date shall be deemed to be the lesser of (x) the average of the daily closing prices per Common Share for the 30 consecutive Trading Days immediately prior to, but not including, such date or (y) the average of the daily closing prices per Common Share for the 30 consecutive Trading Days immediately following, but not including, such date; provided, however, that in the event that the current per share market price of the Common Shares is determined during a period following the announcement by the issuer of such Common Shares of a dividend or distribution on such Common Shares payable in such Common Shares or securities convertible into such Common Shares (other than the Rights), or any subdivision, combination or reclassification of such Common Shares, and prior to the expiration of 20 Trading Days after the ex-dividend date for such dividend or distribution, then, and in each such case, the current market price shall be appropriately adjusted to reflect the current market price per Common Share equivalent. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange, if any, on which the Common Shares are then listed or admitted to trading or, if the Common Shares are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use, or, if on any such date the Common Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Shares selected by the Board. The term “Trading Day” shall mean a day on which the principal national securities exchange or NASDAQ on which the Common Shares are listed or traded or are admitted to trading is open for the transaction of business or, if the Common Shares are not listed or admitted to trading on any national securities exchange or NASDAQ, a Business Day.
(ii) For the purpose of any computation hereunder, the “current per share market price” of the Series A Preferred Shares shall be determined in the same manner as set forth above for Common Shares in clause (i) of this Section 11(d). If the current per share market price of the Series A Preferred Shares cannot be determined in the manner provided above, the “current per share market price” of the Series A Preferred Shares shall be conclusively deemed to be the current per share market price of the Common Shares (appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof), multiplied by 1,000. If neither the Common Shares nor the Series A Preferred Shares are publicly held or so listed or traded, “current per share market price” shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and binding on the holders of Rights.
(e) No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Purchase Price; provided, however, that any adjustments that by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or the nearest one one-hundredth of a Common Share or other share or one one-ten thousandth of a Series A Preferred Share, as the case may be.
Notwithstanding the first sentence of this Section 11(e), any adjustment provided for in this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction that requires such adjustment or (ii) the Final Expiration Date.
(f) If as a result of an adjustment made pursuant to Section 11(a) or Section 13(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any property, other securities (other than shares of capital stock of the Company) or shares of capital stock of the Company other than Series A Preferred Shares, thereafter the amount of such property, other securities (other than shares of capital stock of the Company) and the number of such other shares of capital stock so receivable upon exercise of any Right (as well as any consideration to be paid therefor) shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Series A Preferred Shares (and the Purchase

Price) contained in this Section 11, and the provisions of Sections 7, 9, 10 and 13 with respect to the Series A Preferred Shares shall apply on like terms to any such property, other securities and other shares of capital stock.
(g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of Series A Preferred Shares purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.
(h) Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandth of a Series A Preferred Share (calculated to the nearest one one-ten thousandth of a Series A Preferred Share) obtained by (i) multiplying (x) the number of one one-thousandth of a share covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.
(i) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in substitution for any adjustment in the number of Series A Preferred Shares purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-thousandth of a Series A Preferred Share for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become the number of Rights (calculated to the nearest one-ten thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights and shall provide written notice of such election to the Rights Agent, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.
(j) Irrespective of any adjustment or change in the Purchase Price or the number of Series A Preferred Shares issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price per one one-thousandth of a share and the number of shares that were expressed in the initial Right Certificates issued hereunder.
(k) Before taking any action that would cause an adjustment reducing the Purchase Price below one one-thousandth of the then stated value, if any, of the Series A Preferred Shares issuable upon exercise of the Rights, the Company shall take any corporate action that may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Series A Preferred Shares at such adjusted Purchase Price.
(l) In any case in which this Section 11 requires that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date of the Series A Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Series A Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment. The Company shall provide the Rights Agent with written notice of any adjustment in the Purchase Price.
(m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in its good faith judgment the Board shall determine to be advisable in order that any (i) consolidation or subdivision of the Series A Preferred Shares, (ii) issuance wholly for cash of any of the Series A Preferred Shares at less than the current market price, (iii) issuance wholly for cash of Series A Preferred Shares or securities that by their terms are convertible into or exchangeable for Series A Preferred Shares, (iv) dividends on Series A Preferred Shares payable in Series A Preferred Shares or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Series A Preferred Shares shall not be taxable to such shareholders.
(n) The Company covenants and agrees that it shall not, and shall not permit any Subsidiary, at any time after the Separation Date, to (i) consolidate with, (ii) merge with or into or (iii) sell or transfer, in one or more transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person if at the time of or immediately after such consolidation, merger or sale there are any rights, warrants or other instruments or securities outstanding or agreements in effect that would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.
(o) The Company covenants and agrees that, after the Separation Date, it will not, except as permitted by Section 23, Section 24, Section 27 or Section 31 hereof, take (or permit any Subsidiary to take) any action that at the time it is reasonably foreseeable will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights; provided, however, that the issuance of additional Rights pursuant hereto, including by action of the Board under Section 22 hereof, shall not be deemed to violate this Section 11(o).
(p) Anything in this Agreement to the contrary notwithstanding, in the event that the Company shall at any time after the Record Date (i) declare a dividend on the outstanding Common Shares payable in Common Shares, (ii) subdivide the outstanding Common Shares or (iii) combine the outstanding Common Shares into a smaller number of shares, the number of Rights associated with each Common Share then outstanding, or issued or delivered thereafter, shall be proportionately adjusted so that the number of Rights thereafter associated (whether before or after the Separation Date) with each Common Share following any such event shall equal the result obtained by multiplying the number of Rights associated with each Common Share immediately prior to such event by a fraction the numerator of which shall be the total number of Common Shares outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of Common Shares outstanding immediately following the occurrence of such event. For purposes of this Section 11(p), any Common Shares issued after the Separation Date that were not issued together with a Right (pursuant to the Preamble hereto or by action of the Board pursuant to Section 22 hereof) shall not be counted as outstanding.
Section 12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Sections 11 and 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment, and a brief, reasonably detailed statement of the facts, computations and methodology of accounting for such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the Common Shares or the Series A

Preferred Shares a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate (or, if prior to the Separation Date, to each holder of a certificate representing Common Shares) in accordance with Section 25 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained, and shall have no duty with respect to, and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate.
Section 13. Consolidation, Merger or Sale or Transfer of Assets or Earning Power.
(a) In the event that, following the Shares Acquisition Date, directly or indirectly, (x) the Company shall consolidate with, or merge with and into, any other Person and the Company shall not be the continuing or surviving corporation of such consolidation or merger, (y) any Person shall consolidate with, or merge with or into, the Company and the Company shall be the continuing or surviving corporation of such consolidation or merger and, in connection with such consolidation or merger, all or part of the Common Shares shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property or (z) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in a single transaction or a series of related transactions, assets or earning power aggregating more than fifty percent (50%) of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons (other than the Company or any Subsidiary of the Company), then, and in each such case, proper provision shall be made so that (i) each holder of a Right, except as provided in Section 7(e) hereof, shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, such number of validly authorized and issued, fully paid, nonassessable and freely tradeable Common Shares of the Principal Party, not subject to any rights of first refusal, redemption or repurchase, as shall be equal to the result obtained by (1) multiplying the then current Purchase Price by the number of one one-thousandth of a Series A Preferred Share for which a Right is exercisable immediately prior to the first occurrence of a Section 13(a) Event (or, if any event set forth in Sections 11(a)(ii) has occurred prior to the Section 13(a) Event, multiplying the number of such fractional shares for which a Right was exercisable immediately prior to the first occurrence of an event set forth in Sections 11(a)(ii) hereof by the Purchase Price immediately prior to such first occurrence), and dividing that product (which, following the Section 13(a) Event, shall thereafter be referred to as the “Purchase Price” for all purposes of this Agreement) by (2) fifty percent (50%) of the current per share market price (determined pursuant to Section 11(d) hereof) per Common Share (or other securities or property as provided for herein) of such Principal Party on the date of consummation of such consolidation, merger, sale or transfer; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term “Company” shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 hereof shall apply only to such Principal Party following the first occurrence of a Section 13(a) Event and (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of its Common Shares) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its Common Shares thereafter deliverable upon the exercise of the Rights; and (v) the provisions of Sections 11(a)(ii) and 11(a)(iii) hereof shall thereafter be of no effect following the first occurrence of a Section 13(a) Event.
(b) “Principal Party” shall mean:
(i) in the case of any transaction described in clause (x) or clause (y) of the first sentence of Section 13(a), the Person that is the issuer of any securities into which Common Shares of the Company are converted in such merger or consolidation, and if no securities are so issued, the Person that is the other party to such merger or consolidation; and
(ii) in the case of any transaction described in clause (z) of the first sentence of Section 13(a), the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions; provided, however, that in any such case, (1) if the Common Shares of such Person are not at such time and have not been continuously over the preceding twelve (12) month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Common Shares of which are and have been so registered, “Principal Party” shall refer to such other Person; and (2) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Shares of two or more of which are and have been so registered, “Principal Party” shall refer to whichever of such Persons is the issuer of the Common Shares having the greatest aggregate market value.
(c) The Company shall not consummate any such consolidation, merger, sale or transfer unless the Principal Party shall have a sufficient number of authorized Common Shares, which have not been issued or reserved for issuance, to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a) and (b) of this Section 13 and further providing that, as soon as practicable after the date of any consolidation, merger or sale of assets mentioned in paragraph (a) of this Section 13, the Principal Party will:
(i) prepare and file a registration statement under the Act, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, and will use its best efforts to cause such registration statement to (A) become effective as soon as practicable after such filing and (B) remain effective (with a prospectus at all times meeting the requirements of the Act) until the Final Expiration Date; and
(ii) deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates that comply in all respects with the requirements for registration on Form 10 under the Exchange Act.
The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers. In the event that one of the transactions described in Section 13(a) hereof shall occur at any time after the occurrence of a transaction described in Section 11(a)(ii) hereof, the Rights that have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13(a).
Section 14. Fractional Rights and Fractional Shares.
(a) The Company shall not be required to issue fractions of Rights, except prior to the Separation Date as provided in Section 11(p) hereof, or to distribute Right Certificates that evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange, if any, on which the Rights are then listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board. If on any such date the Rights are not publicly held or so listed or traded, the current market value of a whole Right shall mean the fair value of a whole Right as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and binding on the holders of Rights.

(b) The Company shall not be required to issue fractions of Series A Preferred Shares (other than fractions that are integral multiples of one one-thousandth of a Series A Preferred Share) upon exercise of the Rights or to distribute certificates that evidence fractional Series A Preferred Shares (other than fractions that are integral multiples of one one-thousandth of a Series A Preferred Share). Fractions of Series A Preferred Shares in integral multiples of one one-thousandth of a Series A Preferred Share may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it, provided that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Series A Preferred Shares. In lieu of fractional Series A Preferred Shares that are not integral multiples of one one-thousandth of a Series A Preferred Share, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one Series A Preferred Share. For purposes of this Section 14(b), the current market value of a Series A Preferred Share shall be the closing price of a Series A Preferred Share (as determined pursuant to Section 11(d)(ii) hereof) for the Trading Day immediately prior to the date of such exercise.
(c) Following the occurrence of a Triggering Event, the Company shall not be required to issue fractions of Common Shares upon exercise of the Rights or to distribute certificates that evidence fractional Common Shares. In lieu of fractional Common Shares, the Company may pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one Common Share. For purposes of this Section 14(c), the current market value of one Common Share shall be the closing price of one Common Share (as determined pursuant to Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise.
(d) The holder of a Right, by the acceptance of the Rights, expressly waives his or her right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as otherwise set forth herein. The Rights Agent shall have no duty or obligations with respect to this section 14 unless and until it has received specific instructions (and sufficient cash, if required) from the Company with respect to its duties and obligations.
Section 15. Rights of Action. All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent under Section 18 hereof, are vested in the respective registered holders of the Right Certificates (and, prior to the Separation Date, the registered holders of any certificate representing Common Shares); and any registered holder of any Right Certificate (or, prior to the Separation Date, of any other certificate representing Common Shares), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Separation Date, of the Common Shares), may, in his or her own behalf and for his or her own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Agreement.
Section 16. Agreement of Right Holders. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:
(a) prior to the Separation Date, the Rights will be transferable only in connection with the transfer of the Common Shares;
(b) after the Separation Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer and with appropriate forms and certificates fully executed; and
(c) the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Separation Date, the associated Common Shares certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated Common Shares certificates made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary.
(d) Notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority prohibiting or otherwise restraining performance of such obligation.
Section 17. Right Certificate Holder Not Deemed a Shareholder. No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Series A Preferred Shares, or any other securities of the Company, that may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.
Section 18. Concerning the Rights Agent.
(a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the preparation, delivery, amendment, administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, ruling (interlocutory or final), fine, penalty, claim, demand, settlement (but with respect to any settlement only with the Company’s prior consent, which shall not be unreasonably withheld), cost or expense, incurred without gross negligence, bad faith or willful misconduct (as finally determined by a court of competent jurisdiction) on the part of the Rights Agent, for any action taken, suffered or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including, without limitation the costs and expenses of defending against any claim of liability in the premises. The indemnity provided herein shall survive the termination of this Agreement and the termination and expiration of the Rights. The costs and expenses incurred in enforcing this right of indemnification shall be paid by the Company. Anything to the contrary notwithstanding, in no event shall the Rights Agent be liable for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the possibility of such loss or damage. Any liability of the Rights Agent under this Rights Agreement will be limited to the amount of fees paid by the Company to the Rights Agent hereunder.
(b) The Rights Agent shall be fully indemnified against, shall be protected from, and shall incur no liability or expense (including without limitation attorneys’ fees and expenses) for, or in respect of, any action taken, suffered or omitted by it in connection with, the acceptance and administration of this Agreement in reliance upon any Right Certificate or certificate for the Series A Preferred Shares or Common Shares or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, instruction, consent, certificate, statement or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper person or persons, or otherwise upon the advice of its counsel as set forth in Section 20 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained. The Rights Agent shall not be deemed to have any duty or notice unless and until the Company has provided the Rights Agent with written notice.
Section 19. Merger or Consolidation or Change of Name of Rights Agent.
(a) Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the shareholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.
(b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.
Section 20. Duties of Rights Agent. The Rights Agent undertakes the duties and obligations expressly imposed by this Agreement (and no implied duties or obligations) upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:
(a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the written advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for, or in respect of, any action taken, suffered, or omitted by it in good faith and in accordance with such written advice or opinion.
(b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking, suffering or omitting any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Treasurer or the Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for, or in respect of, for any action taken, suffered or omitted in good faith by it under the provisions of this Agreement in reliance upon such certificate.
(c) The Rights Agent shall be liable hereunder to the Company and any other Person only for its own gross negligence, bad faith or willful misconduct.
(d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.
(e) The Rights Agent shall not be under any responsibility or liability in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any adjustment required under the provisions of Section 11 or Section 13 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Series A Preferred Shares to be issued pursuant to this Agreement or any Right Certificate or as to whether any Series A Preferred Shares will, when issued, be validly authorized and issued, fully paid and nonassessable.
(f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.
(g) The Rights Agent is hereby authorized and directed to accept advice or instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Secretary or the Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and such advice or instructions shall be full authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for, or in respect of, any action taken, suffered or omitted by it in good faith in accordance with the advice or instructions of any such officer. The Rights Agent may conclusively rely on the most recent advice or instructions given by any such officer.
(h) The Rights Agent and any shareholder, affiliate, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other Person or legal entity.
(i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company or any other Person resulting from any such act, default, neglect or misconduct, absent gross negligence, bad faith or willful misconduct in the selection and continued employment thereof.
(j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.
(k) If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 on such certificate attached to the form of assignment or form of election to purchase, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days’ notice in writing mailed to the Company and to each transfer agent of the Common Shares and Series A Preferred Shares by registered or certified mail. In such event, the Company shall give written notice of such resignation to the holders of the Right Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Shares and Series A Preferred Shares by registered or certified mail, and to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his or her Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a Person organized and doing business under the laws of the United States or of any state of the United States, in good standing, that is subject to supervision or examination by federal or state authority and that has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares and Series A Preferred Shares, and mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.
Section 22. Issuance of New Right Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change in the Purchase Price per share and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement. In addition, the Company may, if deemed necessary or appropriate by the Board, issue Right Certificates in connection with the issuance or sale of Common Shares following the Separation Date.
Section 23. Redemption.
(a) The Board may, at its option, at any time prior to the earlier of (A) the date a Person becomes an Acquiring Person or (B) the Final Expiration Date, redeem all but not less than all of the then outstanding Rights at a redemption price of One Tenth of One Cent ($0.001) per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”).
(b) In the case of a redemption permitted under Section 23(a), immediately upon the action of the Board ordering the redemption of the Rights, evidence of which shall have been filed with the Rights Agent and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. Within ten days after the action of the Board ordering the redemption of the Rights, the Company shall give notice of such redemption to the holders of the then outstanding Rights (in case of notice to holders) by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Separation Date, on the registry books of the Transfer Agent for the Common Shares; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such redemption. Any notice that is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption shall state the method by which the payment of the Redemption Price will be made.
Section 24. Exchange.
(a) The Board may, at its option, at any time after the right of the Company to redeem the Rights has expired or terminated, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 7(e) hereof) for Common Shares at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the “Exchange Ratio”). Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after any Person (other than the Company, any Subsidiary or the Company, any employee benefit plan of the Company or any such Subsidiary, or Person organized, appointed or established by the Company for or pursuant to the terms of any such plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of fifty percent (50%) or more of the Common Shares then outstanding.
(b) Immediately upon the action of the Board ordering the exchange of any Rights pursuant to subsection (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of the holders of such Rights shall be to receive that number of Common Shares equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give written notice to the Rights Agent and public notice of any such exchange; provided, however, that failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to the Rights Agent and to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice that is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of Common Shares for Rights will be effected and, in the event of any partial exchange, the number of Rights that will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights that have become null and void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.
(c) In any exchange pursuant to this Section 24, the Company, at its option, may substitute Series A Preferred Shares for Common Shares at the rate of one one-thousandth of a Series A Preferred Share for each Right.
(d) The Company shall not be required to issue fractions of Common Shares or to distribute certificates that evidence fractional Series A Preferred Shares (except as hereinafter provided) or fractional Common Shares, but if the exchange is for Series A Preferred Shares, the Company shall be obligated to issue fractional shares so long as any fraction of a Series A Preferred Share so to be issued is at least equal to one one-thousandth of a Series A Preferred Share. In lieu of such fractional shares, the Company shall pay to the registered holders of the Rights Certificates with regard to which such fractional shares would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole share. For the purposes of this Section 24(d), (i) the current market value of a whole Common Share shall be the per share market price determined as of the day immediately following the day of the public announcement by the Company that an exchange is to be effected pursuant to this Section 24 and (ii) the current market value of a Series A Preferred Share or fraction of a Series A Preferred Share shall be the current market value on such day of a Series A Preferred Share (or fraction of a Series A Preferred Share) as determined in accordance with Section 11(d)(ii) hereof.
Section 25. Notice of Certain Events.

(a) In case the Company shall propose, at any time after the Separation Date, (i) to pay any dividend payable in stock of any class to the holders of Series A Preferred Shares or to make any other distribution to the holders of Series A Preferred Shares (other than a regular quarterly cash dividend), (ii) to offer to the holders of its Series A Preferred Shares rights or warrants to subscribe for or to purchase any additional Series A Preferred Shares or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of Series A Preferred Shares (other than a reclassification involving only the subdivision of outstanding Series A Preferred Shares), (iv) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of more than fifty percent (50%) of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to the Rights Agent and to each holder of a Right Certificate, to the extent feasible and in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, or distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of the Common Shares and/or Series A Preferred Shares, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 20 days prior to the record date for determining holders of the Series A Preferred Shares for purposes of such action, and in the case of any such other action, at least 20 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Shares and/or Series A Preferred Shares, whichever shall be the earlier.
(b) In case of the occurrence of a Section 11(a)(ii) Event, then, in any such case, (i) the Company shall as soon as practicable thereafter give to the Rights Agent and to each holder of a Right Certificate, to the extent feasible and in accordance with Section 26 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii), and (ii) all references in the preceding paragraph to Series A Preferred Shares shall be deemed thereafter to refer to Common Shares and/or, if appropriate, other securities.
Section 26. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:
PFSweb, Inc.
500 North Central Expressway
Plano, Texas 75074
Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:
ChaseMellon Shareholder Services, L.L.C.
85 Challenger Road
Ridgefield Park, New Jersey 07660-2108
Attention: General Counsel
Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Rights Agent.
Section 27. Supplements and Amendments. The Company may from time to time supplement or amend this Agreement without the approval of any holders of Right Certificates in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or to make any other provisions with respect to the Rights which the Company may deem necessary or desirable, any such supplement or amendment to be evidenced by a writing signed by the Company and, if such supplement or amendment affects the rights, duties or obligations of the Rights Agent, the Rights Agent; provided, however, that (i) the Rights Agent cannot be required to change or amend its duties and obligations under this Agreement, and (ii) from and after such time as any Person becomes an Acquiring Person, this Agreement shall not be amended in any manner which would adversely affect the interests of the Rights Agent or the holders of Rights. Upon the delivery of a certificate from an appropriate officer of the Company, which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment. Notwithstanding the foregoing, any supplement or amendment shall not change or increase the Rights Agent’s duties, liabilities or obligation hereunder, unless consented to by the Rights Agent in writing and, if requested by the Rights Agent, only following receipt of an opinion of counsel in connection therewith.
Section 28. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.
Section 29. Determinations and Actions by the Board of Directors. For all purposes of this Agreement, any calculation of the number of Common Shares outstanding at any particular time and any determination of the particular percentage of such outstanding Common Shares of which any Person is the Beneficial Owner shall be made in accordance with the provisions of Rule 13d-3(d)(1)(i) of the Rules as in effect as of the date hereof. The Board shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board or the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend the Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (ii) below, all omissions with respect to the foregoing) that are done or made by the Board, in good faith, shall (i) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Right Certificates and all other parties and (ii) not subject the Board or the Independent Directors to any liability to the holders of the Right Certificates.
Section 30. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Separation Date, the Common Shares) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Separation Date, the Common Shares).
Section 31. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not expire until the Close of Business on the tenth day following the date of such determination by the Board.
Section 32. Governing Law. This Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware, and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State; provided, however, that all provisions regarding the rights, duties and obligation of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State; and any provision of this Agreement and each such Right Certificate relating to the internal corporate governance or other affairs of the Company shall be governed by and construed in accordance with the laws of the State of Delaware.
Section 33. Consequential Damages. Neither party to this Agreement shall be liable to the other party or any other Person for consequential damages.
Section 34. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same instrument.
Section 35. Descriptive Headings. Descriptive headings of the several Sections of this Agreement are inserted for convenience of reference only and shall not control or affect the meaning or construction of any of the provisions hereof.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

PFSWEB, INC.
By:
Name:	Thomas J. Madden
Title:	Chief Financial Officer
CHASEMELLON SHAREHOLDER SERVICES, LLC
By:
Name:	Barbara J. Robbins
Title:	Regional Manager and Vice President

EXHIBIT A
PFSWEB, INC.
CERTIFICATE OF DESIGNATIONS
in respect of
SERIES A PREFERRED STOCK

Pursuant to Section 151 of the General Corporation Law
of the State of Delaware

The undersigned, being of PFSWEB, INC. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies that, pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation duly adopted the following resolution at a meeting of said Board of Directors duly called and held on June 8, 2000, which resolution remains in full force and effect as of the date hereof:
RESOLVED, that the Board of Directors of the Corporation, pursuant to authority expressly vested in it by the provisions of the Corporation’s Certificate of Incorporation, as amended (the “Charter”), hereby establishes a series of the preferred stock, par value $1.00 per share, of the Corporation and fixes the number of shares of such series and the powers, designations, preferences and relative, participating, optional or other rights of such series, and the qualifications, limitations or restrictions thereof, as follows:
This series of preferred stock, par value $1.00 per share, of the Corporation shall be, and hereby is, designated “Series A Preferred Stock” (the “Series A Shares”), and the number of shares constituting such series shall be one hundred thousand (100,000). The relative rights and preferences of the Series A Shares shall be as follows:
Section A. Dividends and Distributions.
(1) Subject to the prior and superior rights of the holders of any shares of any series of stock ranking prior and superior to the Series A Shares with respect to dividends, the holders of Series A Shares, in preference to the holders of Common Stock, par value $0.001 per share, of the Corporation (the “Common Stock”) and of any other junior stock, shall be entitled to receive, when and as declared by the Board of Directors, out of any funds lawfully available therefor, cash dividends thereon, payable quarterly, from the date of issuance thereof, upon the last days of June, September, December and March in each year (each such date being referred to herein as a “Dividend Payment Date”), commencing on the first Dividend Payment Date after the first issuance of a Series A Share, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $0.005 or (b) subject to the provisions for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend or distribution payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Dividend Payment Date or, with respect to the first Dividend Payment Date, since the first issuance of any Series A Share. In the event the Corporation shall at any time after July 6, 2000 (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amounts to which holders of Series A Shares were entitled immediately prior to such event under clause (a) and clause (b) of the preceding sentence shall be adjusted by multiplying each such amount by a fraction the numerator of which is the number of shares of Common Shares outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
(2) The Corporation shall declare a dividend or distribution on the Series A Shares as provided in paragraph (1) of this Section A immediately after it declares a dividend or distribution on the Common Stock (other than a dividend or distribution payable in shares of Common Stock); provided, that, In the event no dividend or distribution shall have been declared on the Common Stock during the period between any Dividend Payment Date and the next subsequent Dividend Payment Date, a dividend of $0.005 per share of the Series A Shares shall nevertheless be payable on such subsequent Dividend Payment Date; and provided, further that nothing contained in this paragraph (2) shall be construed so as to conflict with any provision relating to the declaration of dividends contained in the Charter.
(3) Dividends shall begin to accrue and be cumulative on outstanding Series A Shares from the Dividend Payment Date next preceding the date of issue of such Series A Shares, unless (a) the date of issue of such shares is prior to the record date for the first Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or (b) the date of issue is a Dividend Payment Date or is a date after the record date for the determination of holders of Series A Shares entitled to receive a quarterly dividend and before such Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the Series A Shares in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of Series A Shares entitled to receive payment of a dividend or distribution declared thereon.
Section B. Redemption. The Series A Shares are not redeemable.
Section C. Liquidation, Dissolution or Winding Up. In the event of the voluntary or involuntary liquidation of the Corporation the “preferential amount” which the holders of the Series A Shares shall be entitled to receive out of the assets of the Corporation shall be $1,000 per share plus all accrued and unpaid dividends and distribution thereon.
(1) Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (upon liquidation, dissolution or winding up) to the Series A Shares unless, prior thereto, the holders of Series A Shares shall have received $1,000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the “Series A Liquidation Preference”). Following the payment of the full amount of the Series A Liquidation Preference, no additional distributions shall be made to the holders of Series A Shares unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the “Common Adjustment”) equal to the quotient obtained by dividing (i) the Series A Liquidation Preference by (ii) 1,000 (as appropriately adjusted as set forth in paragraph (3) of this Section C to reflect such events as stock splits, stock dividends and recapitalization with respect to the Common Stock) (such number in clause (ii), the “Adjustment Number”). Following the payment of the full amount of the Series A Liquidation Preference and the Common Adjustment in respect of all outstanding Series A Shares and Common Stock, respectively, holders of Series A Shares and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to one with respect to the Series A Shares and Common Stock, on a per share basis, respectively.

(2) In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of preferred stock, if any, which rank on a parity with the Series A Shares, then all such available assets shall be distributed ratably to the holders of the Series A Shares and the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then any such remaining assets shall be distributed ratably to the holders of Common Stock.
(3) In the event the Corporation shall at any time after July 6, 2000 (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
Section D. Sinking Fund. The Series A Shares shall not be entitled to the benefit of any sinking fund for the redemption or purchase of such shares.
Section E. Conversion.
(1) Subject to paragraph (2) of this Section E, the Series A Shares shall not be convertible.
(2) In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the Series A Shares shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of Series A Shares shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event, and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
Section F. Voting Rights.
(1) The holders of Series A Shares shall have no voting rights except as provided by Delaware statutes or by paragraph (2) of this Section F.
(2) So long as any Series A Shares shall be outstanding, and in addition to any other approvals or consents required by law, without the consent of the holders of 662/3% of the Series A Shares outstanding as of a record date fixed by the Board of Directors, given either by their affirmative vote at a special meeting called for that purpose, or, if permitted by law, in writing without a meeting:
(i) The Corporation shall not sell, transfer or lease all or substantially all the properties and assets of the Corporation; provided, however, that nothing herein shall require the consent of the holders of Series A Shares for or in respect of the creation of any mortgage, pledge, or other lien upon all or any part of the assets of the Corporation.
(ii) The Corporation shall not effect a merger or consolidation with any other corporation or corporations unless as a result of such merger or consolidation and after giving effect thereto holders of Series A Shares are entitled to receive a per share amount and type of consideration equal to the product arrived at by multiplying the Adjustment Number by the per share amount and type of consideration received by holders of shares of Common Stock, or (1) either (A) the Corporation shall be the surviving corporation or (B) if the Corporation is not the surviving corporation, the successor corporation shall be a corporation duly organized and existing under the laws of any state of the United States of America or the District of Columbia, and all obligations of the Corporation with respect to the Series A Shares shall be assumed by successor corporation, (2) the Series A Shares then outstanding shall continue to be outstanding, and (3) there shall be no alteration or change in the designation or the preferences, relative rights or limitations applicable to outstanding Series A Shares prejudicial to the holders thereof.
(iii) The Corporation shall not amend, alter or repeal any of the provisions of its Certificate of Incorporation in any manner which adversely affects the relative rights, preferences or limitations of the Series A Shares or the holders thereof.
Section G. Certain Restrictions.
(1) Whenever quarterly dividends or other dividends or distributions payable on the Series A Shares as provided in Section A are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on Series A Shares outstanding shall have been paid in full, the Corporation shall not:
(i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (as to dividends) to the Series A Shares;
(ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (as to dividends) with the Series A Shares, except dividends paid ratably on the Series A Shares and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;
(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (as to dividends) to the Series A Shares, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation, ranking junior (as to dividends) to the Series A Shares; and
(iv) purchase or otherwise acquire for consideration any Series A Shares, or any shares of stock ranking on a parity (as to dividends) with the Series A Shares, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and the relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.
(2) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (1) of this Section G, purchase or otherwise acquire such shares at such time and in such manner.
Section H. Fractional Shares. The Corporation may issue fractions and certificates representing fractions of Series A Shares in integral multiples of 1/1000th of a Series A Share, or in lieu thereof, at the election of the Board of Directors of the Corporation at the time of the first issue of any Series A Shares, evidence such fractions by depositary receipts, pursuant to an appropriate agreement between the Corporation and a depository selected by it, provided that such agreement shall provide that the holders of such depositary receipts shall have all rights, privileges and preferences to which they would be entitled as beneficial owners of Series A Shares. In the event that fractional Series A Shares are issued, the holders thereof shall have all the rights provided herein of holders of full Series A Shares in the proportion which such fraction bears to a full share.
IN TESTIMONY WHEREOF, PFSWEB, INC. has caused this Statement to be signed under its corporate seal by its and its Secretary as of the 8th day of June, 2000. PFSWEB, INC.

By:
Name:
Title:
ATTEST:
Name:
Title:

EXHIBIT B
[Form of Right Certificate]

Certificate No. R-	Rights
NOT EXERCISABLE AFTER [ ] OR EARLIER IF REDEEMED OR EXCHANGED BY THE COMPANY. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $0.001 PER RIGHT ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT.
UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON (AS SUCH TERM IS DEFINED IN THE RIGHTS AGREEMENT (AS HEREINAFTER DEFINED)) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHT CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BE OR BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF THE AGREEMENT.]1/
Right Certificate
PFSWEB, INC.
This certifies that , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of June 8, 2000 (the “Rights Agreement”), between PFSWEB, INC., a Delaware corporation (the “Company”), and CHASEMELLON SHAREHOLDER SERVICES, LLC, a New Jersey limited liability company (the “Rights Agent”), to purchase from the Company at any time after the Separation Date (as such term is defined in the Rights Agreement) and prior to the close of business (5:00 PM New York time) on July 6, 2010, at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-thousandth of a fully paid, nonassessable share of Series A Preferred Stock, par value $1.00 per share (“Series A 1/ The portion of the legend in brackets shall be inserted if applicable and shall replace the preceding sentence. Share”) of the Company, at a purchase price of $67 per one one-thousandth of a share (the “Purchase Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase and related Certificate duly executed. The number of rights evidenced by this Right Certificate (and the number of shares that may be purchased 2 exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number and Purchase Price as of June 8, 2000, based on the Series A Shares as constituted at such date.
Upon the occurrence of a Triggering Event (as such term is defined in the Rights Agreement), if the Rights evidenced by this Right Certificate are beneficially owned by (a) an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement), (b) a transferee of any such Acquiring Person, Associate or Affiliate or (c) under certain circumstances specified in the Rights Agreement, a transferee of a person or entity who, after such transfer, became an Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such rights from and after the occurrence of any such Triggering Event.
As provided in the Rights Agreement, the Purchase Price and the number and kind of Series A Shares or other securities or other property that may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

1/	the portion of the legend in brackets shall be inserted if applicable and shall replace the preceding sentence.

The Board may, at its option, at any time after the right of the Company to redeem the Rights has expired or terminated, exchange all or part of the then outstanding and exercisable Rights (other than those held by the Acquiring Person and Affiliates and Associates of the Acquiring Person) for Common Shares (as such term is defined in the Rights Agreement) at an exchange ratio of one Common Share per Right, as adjusted. Immediately upon the action of the Board ordering an exchange of the Rights, the Rights affected by such order will no longer be exercisable and thereafter the only right of the holders of such Rights will be to receive the Common Shares issuable by the Company in exchange for such Rights.
This Right Certificate is subject to all of the terms, covenants and restrictions of the Rights Agreement, which terms, covenants and restrictions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights for not more than ninety (90) days at the election of the Company and under certain circumstances specified in such Rights Agreement. Copies of the Rights Agreement are on file at the office of the Rights Agent and are also available upon written request to the Company.
This Right Certificate, with or without other Right Certificates, upon surrender at the office or offices of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of Series A Shares as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If the Rights evidenced by this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.
Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed at a redemption price of One Tenth of One Cent ($0.001) per Right at any time prior to the earlier of (A) the date that a Person becomes an Acquiring Person (as such term is defined in the Rights Agreement) or (B) the Final Expiration Date (as such term is defined in the Rights Agreement). Immediately upon the action of the Board ordering redemption of the Rights, the Rights will no longer be exercisable; and, thereafter the only right of the holders of the Rights evidenced hereby will be to receive the Redemption Price.
The terms of the Rights evidenced by this Certificate may be supplemented or amended without the approval of any holder of the Rights (or the Common Shares) as set forth in the Rights Agreement. No fractional Series A Shares will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions that are integral multiples of one one-thousandth of a Series A Share, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made as provided in the Rights Agreement.
No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Series A Shares or of any other securities of the Company that may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.
This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signatures of the proper officers of the Company.
Dated: , 2000

PFSWEB, INC.
By
Name:
Title:
Attest
Name:
Title:
(Corporate Seal)
Countersigned
CHASEMELLON SHAREHOLDER SERVICES, LLC as Rights Agent
By
[Form of Reverse Side of Right Certificate]
FORM OF ASSIGNMENT
(To be executed by the registered holder if such
holder desires to transfer the Right Certificate.)
FOR VALUE RECEIVED hereby sells, assigns and transfers unto (Please print name and address of Transferee) this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.
Dated: , 20

Signature
Signature Guaranteed:
Certificate
The undersigned hereby certifies by checking the appropriate boxes that:
(i) this Rights Certificate [ ] is [ ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement);
(ii) to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: , 20
Signature
NOTICE
The signature(s) to the foregoing Assignment and Certificate must correspond to the name(s) as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

FORM OF ELECTION TO PURCHASE
(To be executed if holder desires to exercise
Rights represented by the Right Certificate.)
To: PFSWEB, INC.
The undersigned hereby irrevocably elects to exercise Rights represented by this Right Certificate to purchase the Series A Shares (or fractions thereof) issuable upon the exercise of such Rights (or such other securities of the Company or of any other entity that may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of:

Please insert social security or other identifying number:
(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Please insert social security or other identifying number:
(Please print name and address)

Dated: , 20

Signature
Signature Guaranteed:

Certificate
The undersigned hereby certifies by checking the appropriate boxes that:
(1) the Rights evidenced by this Right Certificate [ ] are [ ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement);
(2) to the best knowledge of the undersigned, it [ ] did [ ] not acquire the Rights evidenced by this Right Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.
Dated: , 20

Signature
NOTICE
The signature(s) to the foregoing Election to Purchase and Certificate must correspond to the name(s) as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

EXHIBIT C
PSFWEB, INC.
Summary of Rights to Purchase Preferred Shares
Introduction
On June 8, 2000, the Board of Directors of our Company, PFSweb, Inc., a Delaware corporation, declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of common stock, par value $0.001 per share. The dividend was paid to the stockholders of record as of the close of business on July 6, 2000. New Rights will accompany any new shares of common stock we have and will issue after July 6, 2000 until the Separation Date described below.
Our Board has adopted a Rights Agreement, as amended (the “Rights Agreement”), to protect stockholders from coercive or otherwise unfair takeover tactics. In general terms, it works by imposing a significant penalty upon any person or group which acquires 20% or more of our outstanding common stock without the approval of our Board. The Rights Agreement should not interfere with any merger or other business combination approved by our Board.
For those interested in the material terms of the Rights Agreement as made between our Company and Computershare Shareowner Services, LLC. (successor to Chase Mellon Shareholder Services, L.L.C.), as the Rights Agent, we provide the following summary description. Please note, however, that this description is only a summary, and is not complete, and should be read together with the entire Rights Agreement, which has been filed with the Securities and Exchange Commission as an exhibit to a Registration Statement on Form 8-A. A copy of the Rights Agreement and amendments are available free of charge from our Company.
The Rights. Our Board has authorized the issuance of a Right with respect to each issued and outstanding share of common stock on and after July 6, 2000. The Rights will initially trade with, and will be inseparable from, our common stock. The Rights are evidenced only by certificates that represent shares of our common stock.
Exercise Price. Each Right will allow its holder to purchase from our Company one one-thousandth of a share of Series A Preferred Stock (“Preferred Share”) for $45.00, once the Rights become exercisable. This portion of a Preferred Share will give the stockholder approximately the same dividend and liquidation rights as would one share of common stock. Prior to exercise, the Right does not give its holder any dividend, voting, or liquidation rights.
Exercisability. The Rights will not be exercisable until
• Ten days after the public announcement that a person or group has become an “Acquiring Person” by obtaining beneficial ownership of 20% or more of our outstanding common stock, or, if earlier,
• 15 business days (or a later date determined by our Board before any person or group becomes an Acquiring Person) after a person or group begins a tender or exchange offer which, if consummated, would result in that person or group becoming an Acquiring Person.
We refer to the date when the Rights become exercisable as the “Separation Date.” Until that date, the common stock certificates will also evidence the Rights, and any transfer of shares of common stock will constitute a transfer of Rights. After that date, the Rights will separate from the common stock and be evidenced by book-entry credits or by Rights certificates that we will mail to all eligible holders of common stock. Any Rights held by an Acquiring Person are void and may not be exercised.
Consequences of a Person or Group Becoming an Acquiring Person.

• Flip In. If a person or group becomes an Acquiring Person, all holders of Rights except the Acquiring Person may, after the Separation Date, for $45.00, purchase shares of our common stock with a market value of $90.00, based on the market price of the common stock prior to such acquisition.
• Flip Over. If our Company is later acquired in a merger of similar transaction after the Separation Date, all holders of Rights except the Acquiring Person may, for $45.00, purchase shares of the acquiring corporation with a market value of $90.00, based on the market price of the acquiring corporation’s stock, prior to such merger.
Preferred Share Provisions.
• Each one one-thousandth of a Preferred Share, if issued:
• Will not be redeemable.
• Will entitle holders to quarterly dividend payments of $0.005 per share, or an amount equal to the dividend paid on one share of common stock, whichever is greater.
• Will entitle holders upon liquidation either to receive $1.00 per share or an amount equal to the payment made on one share of common stock, whichever is greater.
• Will have no voting rights except in limited circumstances.
• If shares of our common stock are exchanged via merger, consolidation, or a similar transaction, will entitle holders to a per share payment equal to the payment made on one share of common stock.
• The value of one one-thousandth interest in a Preferred Share should approximate the value of one share of common stock. Expiration.
• The Rights will expire on thirty days after the annual meeting of stockholders of the Company in 2022, or the Final Expiration Date.
Redemption. Our Board may redeem the Rights for $0.001 per Right at any time before a person or group becomes an Acquiring Person and before July __, 2022. If our Board redeems any Rights, it musts redeem all of the Rights. Once the Rights are redeemed, the only right of the holders of Rights will be to receive the redemption price of $0.001 per Right. The redemption price will be adjusted if we have a stock split or stock dividends of our common stock.
Exchange. After the right of our Board to redeem the rights has expired, but before an Acquiring Person owns 50% or more of our outstanding common stock, our Board may extinguish the Rights by exchanging one share of common stock for each Right, other than Rights held by the Acquiring Person.
Anti-Dilution Provisions. Our Board may adjust the purchase price of the Preferred Shares, the number of Preferred Shares issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split, a reclassification of the Preferred Shares or common stock. No adjustments to the purchase price of less than 1% will be made.
Amendments. The terms of the Rights Agreement may be amended by our Board without the consent of the holders of the Rights. After a person or group becomes an Acquiring Person, and, as a result, there is a Separation Date, our Board may not amend the agreement in a way that adversely affects the holders of the Rights.

AMENDMENT NO. 1 TO RIGHTS AGREEMENT
Amendment No. 1 to Rights Agreement, dated as of May 30, 2008 (this “Amendment No. 1”), between PFSweb, Inc., a Delaware corporation (the “ Company ”), and Mellon Investor Services LLC, a New Jersey limited liability company, as successor to ChaseMellon Shareholder Services, L.L.C., a New Jersey limited liability company (the “ Rights Agent ”).
WHEREAS, the Company and the Rights Agent are parties to that certain Rights Agreement dated as of June 8, 2000 (“ Rights Agreement ”);
WHEREAS, the Board of Directors of the Company has considered the reasons underlying the adoption of the Rights Agreement and has determined that those reasons continue to be valid at present;
WHEREAS, the Company desires to amend the Rights Agreement on the terms and conditions hereinafter set forth; and
WHEREAS, the Board of Directors of the Company has duly authorized this Amendment No. 1.
NOW, THEREFORE, in consideration of the premises and mutual agreements set forth in the Rights Agreement and this Amendment No. 1, the parties hereby agree as follows:
1. Amendment to Section 1(a) . Section 1(a) of the Rights Agreement is amended and restated as follows:
(a) “ Acquiring Person ” shall mean any Person who, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 15% or more of the Common Shares then outstanding, but shall not include (i) the Company, (ii) any wholly owned Subsidiary of the Company and (iii) any employee benefit plan of the Company or any Subsidiary of the Company, or any entity holding Common Shares for or pursuant to the terms of any such plan or for purposes of funding or providing Common Shares to any such Plan (each an “Exempt Person”). Notwithstanding the foregoing, no Person, together with such Person’s Affiliates and Associates (a “Qualified Shareholder”), shall be deemed to be an “Acquiring Person” so long as (x) such Qualified Shareholder is the Beneficial Owner of less than 20% of the Common Shares of the Company then outstanding, and (y) such Qualified Shareholder reports, or is required to report, such Beneficial Ownership on Schedule 13G under the Exchange Act or on Schedule 13D under the Exchange Act (or any comparable or successor report), which Schedule 13D does not state any present intention to (or reserve the right to) hold such Common Shares with the purpose or effect of changing or influencing the control of the Company, nor in connection with or as a participant in any transaction having such purpose or effect. Notwithstanding the foregoing, no Person shall become an “Acquiring Person” as the result of an acquisition of Common Shares by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 15% or more (or in the case of a Qualified Shareholder, 20% or more) of the Common Shares of the Company then outstanding; provided, however, that if a Person shall become the Beneficial Owner of 15% or more (or in the case of a Qualified Shareholder, 20% or more) of the Common Shares of the Company then outstanding by reason of share purchases by the Company and shall, after such share purchases by the Company, become the Beneficial Owner of any additional Common Shares of the Company, then such Person shall be deemed to be an “Acquiring Person.” Notwithstanding the foregoing, if the Board of Directors of the Company determines in good faith that a Person who would otherwise be an “Acquiring Person,” as defined pursuant to the foregoing provision, has become such inadvertently, and such Person divests as promptly as practicable a sufficient number of Common Shares so that such Person would no longer be an “Acquiring Person,” as defined pursuant to the foregoing provisions, then such Person shall not be deemed to be an “Acquiring Person” for any purposes of this Agreement.
2. Amendment to Section 3(a) . Section 3(a) of the Rights Agreement is hereby amended by deleting the term “15%” in such section, and replacing it with the term “20%”.
3. Amendment to Exhibit C . Exhibit C to the Rights Agreement is hereby amended by deleting the term “15%” in each place in which such term appears in Exhibit C, and replacing it with the term “20%”.
91
4. Other Terms Unchanged . This Amendment No. 1 shall be effective as of the date hereof and, except as set forth herein, the Rights Agreement shall remain in full force and effect and shall be otherwise unaffected hereby. The term “Agreement” as used in the Rights Agreement shall be deemed to refer to the Rights Agreement as amended hereby.
5. Severability . If any term, provision, covenant or restriction of this Amendment No. 1 is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment No. 1 shall remain in full force and effect and shall in no way be affected, impaired or invalidated.
6. Governing Law . This Amendment No. 1 shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State; provided, however, that all provisions regarding the rights, duties and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.
7. Counterparts . This Amendment No. 1 may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same instrument.
8. Descriptive Headings . Descriptive headings of the several Sections of this Amendment No. 1 are inserted for convenience of reference only and shall not control or affect the meaning or construction of any of the provisions hereof.
IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed as of the day and year first above written.

PFSWEB, INC.
By:
Name:	Thomas J. Madden
Title:	Chief Financial Officer
CHASEMELLON SHAREHOLDER SERVICES, LLC
By:
Name:
Title:

PFSWEB, INC.
By:
Name:

Title:
MELLON INVESTOR SERVICES LLC, as Rights Agent
By:
Name:

AMENDMENT NO. 2 TO RIGHTS AGREEMENT
Amendment No. 2 to Rights Agreement, dated as of May 24, 2010 (this “Amendment No. 2”), between PFSweb, Inc., a Delaware corporation (the “ Company ”), and Mellon Investor Services LLC, a New Jersey limited liability company, as successor to ChaseMellon Shareholder Services, L.L.C., a New Jersey limited liability company (the “ Rights Agent ”).
WHEREAS, the Company and the Rights Agent are parties to that certain Rights Agreement dated as of June 8, 2000, as amended by Amendment No. 1 thereto dated as of May 30, 2008 (as amended, the “ Rights Agreement ”);
WHEREAS, the Board of Directors of the Company has considered the reasons underlying the adoption of the Rights Agreement and has determined that those reasons continue to be valid at present;
WHEREAS, the Company desires to amend the Rights Agreement on the terms and conditions hereinafter set forth; and
WHEREAS, the Board of Directors of the Company has duly authorized this Amendment No. 2.
NOW, THEREFORE, in consideration of the premises and mutual agreements set forth in the Rights Agreement and this Amendment No. 2, the parties hereby agree as follows:
1. Amendment to Section 1(a) . Section 1(a) of the Rights Agreement is amended by adding the following paragraph thereto:
“Notwithstanding the foregoing, the Board of Directors may determine, in the exercise of its reasonable judgment, that a Person who would otherwise be an “Acquiring Person,” as defined pursuant to the foregoing definition, shall not be deemed to be an “Acquiring Person,” provided, that, and for so long as (i) such Person, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of not more than 23% of the Common Shares then outstanding and (ii) on or before the date upon which such Person would otherwise be an “Acquiring Person,” as defined pursuant to the foregoing definition, such Person, on behalf of or together with all Affiliates and Associates of such Person, shall have executed and delivered to the Company, and shall be bound by and subject to, a standstill agreement satisfactory in form and substance to the Board of Directors.”
2. Other Terms Unchanged . This Amendment No. 2 shall be effective as of the date hereof and, except as set forth herein, the Rights Agreement shall remain in full force and effect and shall be otherwise unaffected hereby. The term “Agreement” as used in the Rights Agreement shall be deemed to refer to the Rights Agreement as amended hereby.
3. Severability . If any term, provision, covenant or restriction of this Amendment No. 2 is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment No. 2 shall remain in full force and effect and shall in no way be affected, impaired or invalidated.
4. Governing Law . This Amendment No. 2 shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State; provided, however, that all provisions regarding the rights, duties and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.
5. Counterparts . This Amendment No. 2 may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same instrument.
6. Descriptive Headings . Descriptive headings of the several Sections of this Amendment No. 2 are inserted for convenience of reference only and shall not control or affect the meaning or construction of any of the provisions hereof.
IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed as of the day and year first above written.

PFSWEB, INC.
By:
Name:	Thomas J. Madden
Title:	Chief Financial Officer
CHASEMELLON SHAREHOLDER SERVICES, LLC
By:
Name:
Title:

PFSWEB, INC.
By:
Name:
Title:

MELLON INVESTOR SERVICES LLC, as Rights Agent
By:
Name:
Title:

AMENDMENT NO. 3 TO RIGHTS AGREEMENT
Amendment No. 3 to Rights Agreement, dated as of July 2, 2010 (this “Amendment No. 3”), between PFSweb, Inc., a Delaware corporation (the “ Company ”), and Mellon Investor Services LLC, a New Jersey limited liability company, as successor to ChaseMellon Shareholder Services, L.L.C., a New Jersey limited liability company (the “ Rights Agent ”).
WHEREAS, the Company and the Rights Agent are parties to that certain Rights Agreement dated as of June 8, 2000, as amended by Amendment No. 1 thereto dated as of May 30, 2008 and Amendment No. 2 thereto dated as of May 24, 2010 (as amended, the “ Rights Agreement ”);
WHEREAS, the Board of Directors of the Company has considered the reasons underlying the adoption of the Rights Agreement and has determined that those reasons continue to be valid at present;
WHEREAS, the Company desires to amend the Rights Agreement on the terms and conditions hereinafter set forth; and
WHEREAS, the Board of Directors of the Company has duly authorized this Amendment No. 3.
NOW, THEREFORE, in consideration of the premises and mutual agreements set forth in the Rights Agreement and this Amendment No. 3, the parties hereby agree as follows:
1. Amendment to Section 7(a) . Section 7(a) of the Rights Agreement is amended by deleting the date “July 6, 2010” which appears in clause (i) therein and inserting “July 6, 2015” in its place.
2. Other Terms Unchanged . This Amendment No. 3 shall be effective as of the date hereof and, except as set forth herein, the Rights Agreement shall remain in full force and effect and shall be otherwise unaffected hereby. The term “Agreement” as used in the Rights Agreement shall be deemed to refer to the Rights Agreement as amended hereby.
3. Severability . If any term, provision, covenant or restriction of this Amendment No. 3 is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment No. 3 shall remain in full force and effect and shall in no way be affected, impaired or invalidated.
4. Governing Law . This Amendment No. 3 shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State; provided, however, that all provisions regarding the rights, duties and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.
5. Counterparts . This Amendment No. 3 may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same instrument.
6. Descriptive Headings . Descriptive headings of the several Sections of this Amendment No. 3 are inserted for convenience of reference only and shall not control or affect the meaning or construction of any of the provisions hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed as of the day and year first above written.

PFSWEB, INC.
By:
Name:	Thomas J. Madden
Title:	Chief Financial Officer
CHASEMELLON SHAREHOLDER SERVICES, LLC
By:
Name:
Title:

AMENDMENT NO. 4 TO RIGHTS AGREEMENT
Amendment No. 4 to Rights Agreement, dated as of May 15, 2013 (this “Amendment No. 4”), between PFSweb, Inc., a Delaware corporation (the “ Company ”), and Computershare Shareowner Services LLC (formerly known as Mellon Investor Services LLC), a New Jersey limited liability company, as successor to ChaseMellon Shareholder Services, L.L.C., a New Jersey limited liability company (the “ Rights Agent ”).
WHEREAS, the Company and the Rights Agent are parties to that certain Rights Agreement dated as of June 8, 2000, as amended by Amendment No. 1 thereto dated as of May 30, 2008, Amendment No. 2 thereto dated as of May 24, 2010 (“Amendment No. 2 ”) and Amendment No. 3 thereto dated July 2, 2010 (as amended, the “ Rights Agreement ”);
WHEREAS, the Company desires to amend the Rights Agreement on the terms and conditions hereinafter set forth; and
WHEREAS, the Board of Directors of the Company has duly authorized this Amendment No. 4.
NOW, THEREFORE, in consideration of the premises and mutual agreements set forth in the Rights Agreement and this Amendment No. 4, the parties hereby agree as follows:
1. Amendment to Section 1(a) . The definition of “Acquiring Person” in Section 1(a) of the Rights Agreement is amended by adding the following as the last paragraph thereto:
“Notwithstanding the foregoing, transcosmos inc., and its direct and indirect Subsidiaries and Affiliates (collectively, the “Transcosmos Entities”) shall not be deemed an Acquiring Person so long as the Transcosmos Entities do not increase their Beneficial Ownership to greater than 5% of the Company’s then outstanding Common Stock (excluding the Securities) and are otherwise in compliance with the terms of the standstill provisions set forth in Section 5.7 of the Securities Purchase Agreement, dated May 15, 2013 by and between the Company and transcosmos inc (the “Purchase Agreement”).” Defined terms used in this paragraph of Section 1(a) that are not otherwise defined herein shall have the meaning set forth in the Securities Purchase Agreement, dated May 15, 2013, by and between the Company and transcosmos inc.”
2. Other Terms Unchanged . This Amendment No. 4 shall be effective as of the date hereof and, except as set forth herein, the Rights Agreement shall remain in full force and effect and shall be otherwise unaffected hereby. The term “Agreement” as used in the Rights Agreement shall be deemed to refer to the Rights Agreement as amended hereby.
3. Severability . If any term, provision, covenant or restriction of this Amendment No. 4 is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment No. 3 shall remain in full force and effect and shall in no way be affected, impaired or invalidated.
4. Governing Law . This Amendment No. 4 shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State; provided, however, that all provisions regarding the rights, duties and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.
5. Counterparts . This Amendment No. 4 may be executed in any number of counterparts (including by PDF, facsimile or other electronic means) and each of such counterparts shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same instrument.
6. Descriptive Headings . Descriptive headings of the several Sections of this Amendment No. 4 are inserted for convenience of reference only and shall not control or affect the meaning or construction of any of the provisions hereof.
IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be duly executed as of the day and year first above written.

PFSWEB, INC.
By:
	Name:	Thomas J. Madden
	Title:	CFO
COMPUTERSHARE SHAREOWNER SERVICES LLC, as Rights Agent
By:
	Name:	Robert A. Buckley, Jr.
	Title:	Senior Vice President

AMENDMENT NO. 5 TO RIGHTS AGREEMENT
Amendment No. 5 to Rights Agreement, dated as of June 18, 2015 (this “Amendment No. 5”), between PFSweb, Inc., a Delaware corporation (the “ Company ”), and Computershare Shareowner Services LLC (formerly known as Mellon Investor Services LLC), a Delaware corporation, as successor to ChaseMellon Shareholder Services, L.L.C., a New Jersey limited liability company (the “ Rights Agent ”).
WHEREAS, the Company and the Rights Agent are parties to that certain Rights Agreement dated as of June 8, 2000, as amended by Amendment No. 1 thereto dated as of May 30, 2008, Amendment No. 2 thereto dated as of May 24, 2010, Amendment No. 3 thereto dated July 2, 2010 and Amendment No. 4 thereto dated as of May 15, 2013 (as amended, the “ Rights Agreement ”);
WHEREAS, the Company desires to amend the Rights Agreement on the terms and conditions hereinafter set forth; and
WHEREAS, the Board of Directors of the Company has duly authorized this Amendment No. 5.
NOW, THEREFORE, in consideration of the premises and mutual agreements set forth in the Rights Agreement and this Amendment No. 5, the parties hereby agree as follows:
1. Amendment to Section 7(a). Section 7(a) of the Rights Agreement is amended by deleting the date “July 6, 2010” which appears in clause (i) therein and inserting “the close of business on the 30th day after the Company’s 2015 annual meeting of stockholders, unless continuation of this Agreement is approved by the stockholders of the Company at that meeting (with such amendments thereto, including any amendment to this Section 7(a), as may be approved at such meeting)” in its place.
2. Notice to Rights Agent . The Company will provide the Rights Agent with notice of the annual meeting and relevant dates referenced in Section 7(a)(i) of the Rights Agreement promptly after the occurrence of such annual meeting, in the event the continuation of the Rights Agreement is not approved.
3. Other Terms Unchanged . This Amendment No. 5 shall be effective as of the date hereof and, except as set forth herein, the Rights Agreement shall remain in full force and effect and shall be otherwise unaffected hereby. The term “Agreement” as used in the Rights Agreement shall be deemed to refer to the Rights Agreement as amended hereby.
4. Severability . If any term, provision, covenant or restriction of this Amendment No. 5 is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment No. 5 shall remain in full force and effect and shall in no way be affected, impaired or invalidated.
5. Governing Law . This Amendment No. 5 shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State; provided, however, that all provisions regarding the rights, duties and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.
6. Counterparts . This Amendment No. 5 may be executed in any number of counterparts (including by PDF, facsimile or other electronic means) and each of such counterparts shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same instrument.
7. Descriptive Headings . Descriptive headings of the several Sections of this Amendment No. 5 are inserted for convenience of reference only and shall not control or affect the meaning or construction of any of the provisions hereof.
IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 5 to be duly executed as of the day and year first above written.

PFSWEB, INC.
By:
Name:	Thomas J. Madden
Title:	Chief Financial Officer
CHASEMELLON SHAREHOLDER SERVICES, LLC
By:
Name:	Barbara J. Robbins
Title:	Regional Manager and Vice President

PFSWEB, INC.
By:
Name:
Title:
COMPUTERSHARE SHAREOWNER SERVICES, LLC, as Rights Agent
By:
Name:
Title:

AMENDMENT NO. 6 TO RIGHTS AGREEMENT
Amendment No. 6 to Rights Agreement, dated as of July 30, 2015 (this “Amendment No. 6”), between PFSweb, Inc., a Delaware corporation (the “ Company ”), and Computershare Shareowner Services LLC (formerly known as Mellon Investor Services LLC), a Delaware corporation, as successor to ChaseMellon Shareholder Services, L.L.C., a New Jersey limited liability company (the “ Rights Agent ”).
WHEREAS, the Company and the Rights Agent are parties to that certain Rights Agreement dated as of June 8, 2000, as amended by Amendment No. 1 thereto dated as of May 30, 2008, Amendment No. 2 thereto dated as of May 24, 2010, Amendment No. 3 thereto dated July 2, 2010, Amendment No. 4 thereto dated as of May 15, 2013 and Amendment No. 5 thereto dated as of June 18, 2015 (each, an “ Amendment ” and collectively, as amended, the “ Agreement ”);
WHEREAS, the Company desires to amend the Agreement on the terms and conditions hereinafter set forth; and
WHEREAS, the Board of Directors of the Company has duly authorized this Amendment No. 6.
NOW, THEREFORE, in consideration of the premises and mutual agreements set forth in the Agreement and this Amendment No. 6, the parties hereby agree as follows:
1. Certain Definitions
(a) Definition of “Acquiring Person.” The first paragraph of the definition of the term “Acquiring Person” contained in Section 1 of the Agreement is hereby amended and restated in its entirety by the following:
““Acquiring Person” shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 20% or more of the shares of Common Shares then outstanding, but shall not include (i) the Company, (ii) any Subsidiary of the Company, (iii) any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan, or (iv) any Person who becomes the Beneficial Owner of 20% or more of the Common Shares then outstanding as a result of a reduction in the number of Common Shares outstanding due to the repurchase of Common Shares by the Company unless and until such Person, after becoming aware that such Person has become the Beneficial Owner of 20% or more of the then outstanding Common Shares, acquires beneficial ownership of additional Common Shares representing 1% or more of the Common Shares then outstanding.
(b) Definition of “Beneficial Owner.” The definition of the terms “Beneficial Owner” and “beneficially own” contained in Section 1(d) of the Agreement is hereby amended by adding the following thereto as clause (v) therein:
“(v) which are the subject of, or the reference securities for, or that underlie, any Derivative Interest of such Person or any of such Person’s Affiliates or Associates, with the number of Common Shares deemed beneficially owned being the notional or other number of Common Shares specified in the documentation evidencing the Derivative Interest as being subject to be acquired upon the exercise or settlement of the Derivative Interest or as the basis upon which the value or settlement amount of such Derivative Interest is to be calculated in whole or in part or, if no such number of Common Shares is specified in such documentation, as determined by the Board in its sole discretion to be the number of Common Shares to which the Derivative Interest relates.”
(c) Definition of “Definitive Acquisition Agreement”. The definition of the term “Definitive Acquisition Agreement” is hereby added to Section 1 of the Agreement and shall read as follows:
““Definitive Acquisition Agreement” shall mean an agreement, conditioned on the approval by the holders of not less than a majority of the outstanding Common Shares, with respect to a merger, recapitalization, share exchange, or a similar transaction involving the Company or the direct or indirect acquisition of more than 50 percent of the Company’s consolidated total assets.”
(d) Definition of “Derivative Interest”. The following definition of the term “Derivative Interest” is hereby added to Section 1 of the Agreement:
““Derivative Interest” shall mean any derivative securities (as defined under Rule 16a-1 under the Exchange Act) that increase in value as the value of the underlying equity increases, including, but not limited to, a long convertible security, a long call option and a short put option position, in each case, regardless of whether (x) such interest conveys any voting rights in such security, (y) such interest is required to be, or is capable of being, settled through delivery of such security or (z) transactions hedge the economic effect of such interest.”
(e) Definition of “Exemption Date”. The definition of the term “Exemption Date” is hereby added to Section 1 of the Agreement and shall read as follows:
““Exemption Date” shall have the meaning set forth in Section 23(b) hereof.”
(f) Definition of “Outside Meeting Date”. The definition of the term “Outside Meeting Date” is hereby added to Section 1 of the Agreement and shall read as follows:
““Outside Meeting Date” shall have the meaning set forth in Section 23(b) hereof.”
(g) Definition of “Qualifying Offer”. The definition of the term “Qualifying Offer” is hereby added to Section 1 of the Agreement and shall read as follows:
““Qualifying Offer” shall mean an offer determined by a majority of independent directors of the Company to have, to the extent required for the type of offer specified, each of the following characteristics:
(i) a fully financed all-cash tender offer or an exchange offer offering shares of common stock of the offeror, or a combination thereof, in each such case for any and all of the outstanding Common Shares at the same per share consideration; provided, however, that such per share price and consideration represent a reasonable premium over the highest reported market price of the Common Shares in the immediately preceding 24 months, with, in the case of an offer that includes shares of common stock of the offeror, such per share offer price being determined using the lowest reported market price for common stock of the offeror during the five Trading Days immediately preceding and the five Trading Days immediately following the date on which the Qualifying Offer is commenced;
(ii) an offer that has commenced within the meaning of Rule 14d-2(a) under the Exchange Act and is made by an offeror (including Affiliates and/or Associates of such offeror) that beneficially owns no more than 1 percent of the outstanding Common Shares as of the date of such commencement;
(iii) an offer that, within 20 Business Days after the commencement date of the offer (or within 10 Business Days after any increase in the offer consideration), does not result in a nationally recognized investment banking firm retained by the Board rendering an opinion to the Board that the consideration being offered to the stockholders of the Company is either unfair or inadequate;
(iv) if the offer includes shares of common stock of the offeror, an offer pursuant to which (A) the offeror shall permit representatives of the Company, including, without limitation, a nationally recognized investment banking firm retained by the Board, legal counsel and an accounting firm designated by the Company to have access to such offeror’s books, records, management, accountants and other appropriate outside advisers for the purposes of permitting such representatives to conduct a due diligence review of the offeror in order to permit such investment banking firm (relying as appropriate on the advice of such legal counsel) to be able to render an opinion to the Board with respect to whether the consideration being offered to the Company’s stockholders is fair, and (B) within 10 Business Days after such investment banking firm shall have notified the Company and the offeror that it had completed the due diligence review to its satisfaction (or following completion of such due diligence review within 10 Business Days after any increase in the consideration being offered), such investment banking firm does not render an opinion to the Board that the consideration being offered to the stockholders of the Company is either unfair or inadequate and such investment banking firm does not after the expiration of such 10 Business Day period render an opinion to the Board that the consideration being offered to the stockholders of the Company has become either unfair or inadequate based on a subsequent disclosure or discovery of a development or developments that have had or are reasonably likely to have a material adverse affect on the value of the common stock of the offeror;
(v) an offer that is subject only to the minimum tender condition described below in item (viii) of this definition and other customary terms and conditions, which conditions shall not include any financing, funding or similar conditions or any requirements with respect to the offeror or its agents being permitted any due diligence with respect to the books, records, management, accountants or any other outside advisers of the Company;
(vi) an offer pursuant to which the Company and its stockholders have received an irrevocable written commitment of the offeror that the offer will remain open for not less than 120 Business Days and, if a Special Meeting Demand is duly delivered to the Board in accordance with Section 23(b), for at least 10 Business Days after the date of the Special Meeting or, if no Special Meeting is held within the Special Meeting Period (as defined in Section 23(b)), for at least 10 Business Days following the last day of such Special Meeting Period (the “ Qualifying Offer Period ”);
(vii) an offer pursuant to which the Company has received an irrevocable written commitment by the offeror that, in addition to the minimum time periods specified in item (vi) of this definition, the offer, if it is otherwise to expire prior thereto, will be extended for at least 15 Business Days after (A) any increase in the price offered, or (B) any bona fide alternative offer is commenced by another Person within the meaning of Rule 14d-2(a) of the Exchange Act; provided, however, that such offer need not remain open, as a result of clauses (vi) and (vii) of this definition, beyond (1) the time which any other offer satisfying the criteria for a Qualifying Offer is then required to be kept open under such clauses (vi) and (vii), or (2) the expiration date, as such date may be extended by public announcement (with prompt written notice to the Rights Agent) in compliance with Rule 14e-1 of the Exchange Act, of any other tender offer for the Common Shares with respect to which the Board has agreed to redeem the Rights immediately prior to acceptance for payment of Common Shares thereunder (unless such other offer is terminated prior to its expiration without any Common Shares having been purchased thereunder) or (3) one Business Day after the stockholder vote with respect to approval of any Definitive Acquisition Agreement has been officially determined and certified by the inspectors of elections;
(viii) an offer that is conditioned on a minimum of at least a majority of the outstanding Common Shares being tendered and not withdrawn as of the offer’s expiration date, which condition shall not be waivable;
(ix) an offer pursuant to which the Company and its stockholders have received an irrevocable written commitment by the offeror to consummate as promptly as practicable upon successful completion of the offer a second step transaction whereby all Common Shares not tendered into the offer will be acquired at the same consideration per share actually paid pursuant to the offer, subject to stockholders’ statutory appraisal rights, if any;
(x) an offer pursuant to which the Company and its stockholders have received an irrevocable written commitment of the offeror that no amendments will be made to the offer to reduce the offer consideration, or otherwise change the terms of the offer in a way that is materially adverse to a tendering stockholder (other than extensions of the offer consistent with the terms thereof);
(xi) an offer (other than an offer consisting solely of cash consideration) pursuant to which the Company has received the written representation and certification of the offeror and, in their individual capacities, the written representations and certifications of the offeror’s Chief Executive Officer and Chief Financial Officer, that (A) all facts about the offeror that would be material to making an investor’s decision to accept the offer have been fully and accurately disclosed as of the date of the commencement of the offer within the meaning of Rule 14d-2(a) of the Exchange Act, (B) all such new facts will be fully and accurately disclosed on a prompt basis during the entire period during which the offer remains open, and (C) all required Exchange Act reports will be filed by the offeror in a timely manner during such period; and
(xii) if the offer includes shares of stock of the offeror, (A) the stock portion of the consideration must consist solely of common stock of an offeror that is a publicly owned corporation, and be freely tradable and is listed on either the New York Stock Exchange or the NASDAQ National Market System, (B) no stockholder approval of the offeror is required to issue such common stock, or, if required, has already been obtained, (C) no Person (including such Person’s Affiliates and Associates) beneficially owns more than 20 percent of the voting stock of the offeror at the time of commencement of the offer or at any time during the term of the offer, and (D) no other class of voting stock of the offeror is outstanding, and the offeror meets the registrant eligibility requirements for use of Form S-3 for registering securities under the Act; including, without limitation, the filing of all required Exchange Act reports in a timely manner during the 12 calendar months prior to the date of commencement of the offer.
For the purposes of the definition of Qualifying Offer, “fully financed” shall mean that the offeror has sufficient funds for the offer and related expenses which shall be evidenced by (i) firm, unqualified, written commitments from responsible financial institutions having the necessary financial capacity, accepted by the offeror, to provide funds for such offer subject only to customary terms and conditions, (ii) cash or cash equivalents then available to the offeror, set apart and maintained solely for the purpose of funding the offer with an irrevocable written commitment being provided by the offeror to the Board to maintain such availability until the offer is consummated or withdrawn, or (iii) a combination of the foregoing; which evidence has been provided to the Company prior to, or upon, commencement of the offer. If an offer becomes a Qualifying Offer in accordance with this definition but subsequently ceases to be a Qualifying Offer as a result of the failure at a later date to continue to satisfy any of the requirements of this definition, such offer shall cease to be a Qualifying Offer and the provisions of Section 23(b) shall no longer be applicable to such offer.”
(h) Definition of “Qualifying Offer Period” The definition of the term “Qualifying Offer Period” is hereby added to Section 1 of the Agreement and shall read as follows:
““Qualifying Offer Period” shall have the meaning set forth in the definition of Qualifying Offer.”
(i) Definition of “Qualifying Offer Resolution”. The definition of the term “Qualifying Offer Resolution” is hereby added to Section 1 of the Agreement and shall read as follows:
““Qualifying Offer Resolution” shall have the meaning set forth in Section 23(b) hereof.”
(j) Definition of “Special Meeting”. The definition of the term “Special Meeting” is hereby added to Section 1 of the Agreement and shall read as follows:
““Special Meeting” shall have the meaning set forth in Section 23(b) hereof.”
(k) Definition of “Special Meeting Demand”. The definition of the term “Special Meeting Demand” is hereby added to Section 1 of the Agreement and shall read as follows:
““Special Meeting Demand” shall have the meaning set forth in Section 23(b) hereof.”
(l) Definition of “Special Meeting Period”. The definition of the term “Special Meeting Period” is hereby added to Section 1 of the Agreement and shall read as follows:
““Special Meeting Period” shall have the meaning set forth in Section 23(b) hereof.”
2. Amendment of Section 3 . Section 3 of the Agreement is hereby amended by adding the following thereto as paragraph (d) therein.

“(d) The Company may distribute Rights through book-entry or direct registration means and, for such purpose, the provisions in this Agreement that reference Rights Certificates shall be interpreted to reflect that the Rights are book-entry credits to the accounts, that separate Rights Certificates are not issued with respect to some or all of the Rights, and that any legend required on a Rights Certificate may be placed, in substantially similar form, on the direct registration transaction advice with respect to certain Rights.”
3. Amendment of Section 7(a) . Section 7(a) of the Agreement is hereby amended by: (1) deleting clause (i) therein and inserting the following as clause (i) therein:
“(i) the close of business on the 30th day after the Company’s 2018 annual meeting of stockholders, (the “Final Expiration Date”), unless continuation of this Agreement is approved by the stockholders of the Company at that meeting (with such amendments thereto, including any amendment to this Section 7(a), as may be approved at such meeting),” and
(2) adding the following as the last sentence thereof:
“The Company shall provide the Rights Agent with notice of the 2018 annual meeting and relevant dates referenced in Section 7(a)(i) promptly after the occurrence of such annual meeting,”
4. Amendment of Section 7(b) . Section 7(b) of the Agreement is hereby amended and restated in its entirety as set forth below:
“(b) The Purchase Price for each one-thousandth of a Series A Preferred Share pursuant to the exercise of a Right shall initially be $45.00, shall be subject to adjustment from time to time as provided in Section 11 and 13 hereof and shall be payable in lawful money of the United States of America in accordance with paragraph (c) below.”
5. Amendment of Section 20(b). Section 20(b) of the Agreement is hereby amended and restated in its entirety as set forth below:
“(b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person, the determination of the current per share market price of the Common Shares and the existence of a Qualifying Offer) be proved or established by the Company prior to taking or suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted by it in the absence of bad faith under the provisions of this Agreement in reliance upon such certificate.”
6. Amendment of Section 23 . Section 23 of the Agreement is hereby amended by (i) adding the following as paragraph (b) therein, (ii) renumbering existing paragraph (b) therein as paragraph (c) therein and (iii) deleting the reference to “Section 23(a)” which appears in renumbered paragraph (c) therein and inserting “Section 23(a) or (b)” in its place and stead.
“(b) In the event the Company receives a Qualifying Offer and the Board has not redeemed the outstanding Rights or exempted such offer from the terms of this Agreement or called a special meeting of stockholders by the end of the 90 th Business Day following the commencement (or, if later, the first existence) of a Qualifying Offer, for the purpose of voting on whether or not to exempt such Qualifying Offer from the terms of this Agreement, holders of record (or their duly authorized proxy) of at least 10% of the Common Shares then outstanding may submit to the Board, not earlier than 90 Business Days nor later than 120 Business Days following the commencement (or, if later, the first existence) of such Qualifying Offer, a written demand complying with the terms of this Section 23(b) (the “ Special Meeting Demand ”) directing the Board to submit to a vote of stockholders at a special meeting of the stockholders of the Company (a “ Special Meeting ”) a resolution exempting such Qualifying Offer from the provisions of this Agreement (the “ Qualifying Offer Resolution ”). For purposes of a Special Meeting Demand, the record date for determining holders of record eligible to make a Special Meeting Demand shall be the 90th Business Day following commencement (or, if later, the first existence) of a Qualifying Offer. The Board shall take such actions as are necessary or desirable to cause the Qualifying Offer Resolution to be so submitted to a vote of stockholders at a Special Meeting to be convened within 90 Business Days following the Special Meeting Demand (the “ Special Meeting Period ”); provided, however, that if the Company at any time during the Special Meeting Period and prior to a vote on the Qualifying Offer Resolution enters into a Definitive Acquisition Agreement, the Special Meeting Period may be extended (and any special meeting called in connection therewith may be cancelled) if the Qualifying Offer Resolution will be separately submitted to a vote at the same meeting as the Definitive Acquisition Agreement. A Special Meeting Demand must be delivered to the Secretary of the Company at the principal executive offices of the Company and must set forth as to the stockholders of record making the request (x) the names and addresses of such stockholders, as they appear on the Company’s books and records, (y) the class and number of shares of Common Shares which are owned of record by each of such stockholders, and (z) in the case of Common Shares that is owned beneficially by another Person, an executed certification by the holder of record that such holder has executed such Special Meeting Demand only after obtaining instructions to do so from such beneficial owner and attaching evidence thereof. Subject to the requirements of applicable law, the Board may take a position in favor of or opposed to the adoption of the Qualifying Offer Resolution, or no position with respect to the Qualifying Offer Resolution, as it determines to be appropriate in the exercise of its duties. In the event that no Person has become an Acquiring Person prior to the redemption date referred to in this Section 23(b), and the Qualifying Offer continues to be a Qualifying Offer and either (i) the Special Meeting is not convened on or prior to the last day of the Special Meeting Period (the “ Outside Meeting Date ”), or (ii) if, at the Special Meeting at which a quorum is present, a majority of the shares of Common Shares present or represented by proxy at the Special Meeting and entitled to vote thereon as of the record date for the Special Meeting selected by the Board shall vote in favor of the Qualifying Offer Resolution, then the Qualifying Offer shall be deemed exempt from the application of this Agreement to such Qualifying Offer so long as it remains a Qualifying Offer, such exemption to be effective on the Close of Business on the tenth Business Day after (i) the Outside Meeting Date or (ii) the date on which the results of the vote on the Qualifying Offer Resolution at the Special Meeting are certified as official by the appointed inspectors of election for the Special Meeting, as the case may be (the “ Exemption Date ”). Notwithstanding anything herein to the contrary, no action or vote, including action by written consent, by stockholders not in compliance with the provisions of this Section 23(b) shall serve to exempt any offer from the terms of this Agreement. Immediately upon the Close of Business on the Exemption Date, without any further action and without any notice, the right to exercise the Rights with respect to the Qualifying Offer will terminate.”
7. Amendment of Section 26 . Section 26 of the Agreement is hereby amended by deleting the address for the Company which appears therein and inserting the following in its stead:
“PFSweb, Inc.
505 Millennium Drive
Allen, TX 75013
Attn: Chief Financial Officer”

8. Amendment of Section 26 . Section 26 of the Agreement is hereby further amended by deleting the address for the Rights Agent which appears therein and inserting the following in its stead:
“Computershare Shareowener Services, LLC
250 Royall Street
Canton, MA 02066
Attention, Client Services”
9. Amendment of Section 34 . Section 34 of the Agreement is hereby amended by adding the following thereto:
“A signature to this Agreement transmitted electronically shall have the same authority, effect, and enforceability as an original signature.”
10. Amendment to Exhibits B and C . Exhibits B and C of the Agreement are hereby amended to incorporate the applicable terms and provisions of the Agreement, including, for the avoidance of doubt, this Amendment No. 6 and the continuing provisions of all prior Amendments, and all conflicting or inconsistent terms therein shall be deemed amended and modified accordingly.
11. Amendment No. 6. This Amendment No. 6 is made pursuant to and compliant in all respects with Section 27 of the Agreement. Except as expressly amended hereby, the Agreement shall remain in full force and effect.
12. Counterparts. This Amendment No. 6 may be executed in two or more counterparts, each and all of which shall be deemed an original and all of which together shall constitute but one and the same instrument. A facsimile or pdf signature shall be considered the same as an original signature for purposes of execution of this Amendment No. 6.
13. Severability . If any term, provision, covenant or restriction of this Amendment No. 6 is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment No. 6 shall remain in full force and effect and shall in no way be affected, impaired or invalidated.
14. Governing Law. This Amendment No. 6 shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State; provided, however, that all provisions regarding the rights, duties and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.
IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 6 to be duly executed as of the day and year first above written.

PFSWEB, INC.
By:
Name:	Thomas J. Madden
Title:	Chief Financial Officer
CHASEMELLON SHAREHOLDER SERVICES, LLC
By:
Name:	Barbara J. Robbins
Title:	Regional Manager and Vice President

PFSWEB, INC.
By:
Name:
Title:

AMENDMENT NO. 7 TO RIGHTS AGREEMENT
Amendment No. 7 to Rights Agreement, dated as of June __, 2018 (this “Amendment No. 7”), between PFSweb, Inc., a Delaware corporation (the “ Company ”), and Computershare Shareowner Services LLC (formerly known as Mellon Investor Services LLC), a Delaware corporation, as successor to ChaseMellon Shareholder Services, L.L.C., a New Jersey limited liability company (the “ Rights Agent ”).
WHEREAS, the Company and the Rights Agent are parties to that certain Rights Agreement dated as of June 8, 2000, as amended by Amendment No. 1 thereto dated as of May 30, 2008, Amendment No. 2 thereto dated as of May 24, 2010, Amendment No. 3 thereto dated July 2, 2010, Amendment No. 4 thereto dated as of May 15, 2013, Amendment No. 5 thereto dated as of June 18, 2015 and Amendment No. 6 thereto dated as of July 30, 2015 (each, an “ Amendment ” and collectively, as amended, the “ Agreement ”);
WHEREAS, the Company desires to amend the Agreement on the terms and conditions hereinafter set forth; and

WHEREAS, the Board of Directors of the Company has duly authorized this Amendment No. 7.

NOW, THEREFORE, in consideration of the premises and mutual agreements set forth in the Agreement and this Amendment No. 7, the parties hereby agree as follows.

1. Amendment of Section 7(a). Section 7(a) of the Agreement is hereby amended by: (1) deleting clause (i) therein and inserting the following as clause (i) therein:
“(i) the close of business on the 30th day after the Company’s 2021 annual meeting of stockholders, (the “Final Expiration Date”), unless continuation of this Agreement is approved by the stockholders of the Company at that meeting (with such amendments thereto, including any amendment to this Section 7(a), as may be approved at such meeting),” and
(2) adding the following as the last sentence thereof:
“The Company shall provide the Rights Agent with notice of the 2021 annual meeting and relevant dates referenced in Section 7(a)(i) promptly after the occurrence of such annual meeting,”

2. Amendment to Exhibits B and C . Exhibits B and C of the Agreement are hereby amended to incorporate the applicable terms and provisions of the Agreement, including, for the avoidance of doubt, this Amendment No. 7 and the continuing provisions of all prior Amendments, and all conflicting or inconsistent terms therein shall be deemed amended and modified accordingly.
3. Amendment No. 7. This Amendment No. 7 is made pursuant to and compliant in all respects with Section 27 of the Agreement. Except as expressly amended hereby, the Agreement shall remain in full force and effect.
4. Counterparts. This Amendment No. 7 may be executed in two or more counterparts, each and all of which shall be deemed an original and all of which together shall constitute but one and the same instrument. A facsimile or pdf signature shall be considered the same as an original signature for purposes of execution of this Amendment No. 7.
5. Severability . If any term, provision, covenant or restriction of this Amendment No. 7 is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment No. 6 shall remain in full force and effect and shall in no way be affected, impaired or invalidated.
6. Governing Law. This Amendment No. 7 shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State; provided, however, that all provisions regarding the rights, duties and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.
IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 7 to be duly executed as of the day and year first above written.

PFSWEB, INC.
By:
Name:	Thomas J. Madden
Title:	Chief Financial Officer
COMPUTERSHARE SHAREOWNER SERVICES, LLC
By:
Name:	Barbara J. Robbins
Title:	Regional Manager and Vice President

AMENDMENT NO. 8 TO RIGHTS AGREEMENT
Amendment No. 8 to Rights Agreement, dated as of July __, 2021 (this “Amendment No. 8”), between PFSweb, Inc., a Delaware corporation (the “ Company ”), and Computershare Shareowner Services LLC (formerly known as Mellon Investor Services LLC), a Delaware corporation, as successor to ChaseMellon Shareholder Services, L.L.C., a New Jersey limited liability company (the “ Rights Agent ”).
WHEREAS, the Company and the Rights Agent are parties to that certain Rights Agreement dated as of June 8, 2000, as amended by Amendment No. 1 thereto dated as of May 30, 2008, Amendment No. 2 thereto dated as of May 24, 2010, Amendment No. 3 thereto dated July 2, 2010 and Amendment No. 4 thereto dated as of May 15, 2013, Amendment No. 5 thereto dated as of June 18, 2015, Amendment No. 6 thereto dated as of July 30, 2015, and Amendment No. 7 thereto dated as of June 27, 2018 (each, an “ Amendment ” and collectively, as amended, the “ Agreement ”);
WHEREAS, the Company desires to amend the Rights Agreement on the terms and conditions hereinafter set forth; and
WHEREAS, the Board of Directors of the Company has duly authorized this Amendment No. 8.
NOW, THEREFORE, in consideration of the premises and mutual agreements set forth in the Rights Agreement and this Amendment No. 8, the parties hereby agree as follows:
1. Amendment to Section 7.
(a) Amendment to Section 7(a). Section 7(a) of the Agreement is hereby amended by:
(1) deleting clause (i) therein and inserting the following as clause (i) therein:
“(i) the close of business on the 30th day after the Company’s 2022 annual meeting of stockholders, (the “Final Expiration Date”), unless continuation of this Agreement is approved by the stockholders of the Company at that meeting (with such amendments thereto, including any amendment to this Section 7(a), as may be approved at such meeting),” and
(2) adding the following as the last sentence thereof:
“The Company shall provide the Rights Agent with notice of the 2022 annual meeting and relevant dates referenced in Section 7(a)(i) promptly after the occurrence of such annual meeting,”
(b) Amendment to Section 7(b). Section 7(b) of the Agreement is hereby amended by:
"(b) The Purchase Price for each one-thousandth of a Series A Preferred Share pursuant to the exercise of a Right shall be $40.00, shall be subject to adjustment from time to time as provided in Section 11 and 13 hereof and shall be payable in lawful money of the United States of America in accordance with paragraph (c) below.":

2. Amendment to Exhibits B and C . Exhibits B and C of the Agreement are hereby amended to incorporate the applicable terms and provisions of the Agreement, including, for the avoidance of doubt, this Amendment No. 8 and the continuing provisions of all prior Amendments, and all conflicting or inconsistent terms therein shall be deemed amended and modified accordingly.
3. Amendment No. 8. This Amendment No. 8 is made pursuant to and compliant in all respects with Section 27 of the Agreement. Except as expressly amended hereby, the Agreement shall remain in full force and effect.
4. Counterparts. This Amendment No. 8 may be executed in two or more counterparts, each and all of which shall be deemed an original and all of which together shall constitute but one and the same instrument. A facsimile or pdf signature shall be considered the same as an original signature for purposes of execution of this Amendment No. 8.
5. Severability . If any term, provision, covenant or restriction of this Amendment No. 8 is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment No. 8 shall remain in full force and effect and shall in no way be affected, impaired or invalidated.
6. Governing Law. This Amendment No. 8 shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State; provided, however, that all provisions regarding the rights, duties and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.
IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 8 to be duly executed as of the day and year first above written.

PFSWEB, INC.
By:
Name:	Thomas J. Madden
Title:	Chief Financial Officer
COMPUTERSHARE SHAREOWNER SERVICES, LLC
By:
Name:
Title: